File No. 333-____

As filed with the SEC on November 18, 2016

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No. __

(Check appropriate box or boxes)

FEDERATED MDT STOCK TRUST

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

Copies to:

Thomas Early, Esquire
Goodwin Proctor LLC
601 S. Figueroa Street
Los Angeles, CA 90017

Approximate Date of Proposed Public Offering: As soon as
practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities being Registered: Institutional Shares and Service Shares, without par value, of
Federated MDT Stock Trust.

It is proposed that this filing will become effective on December 19, 2016 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended

Prospectus/Proxy Statement

Hancock Horizon Core Bond Fund; Hancock Horizon Growth Fund; Hancock Horizon Value Fund

Voting only takes a few minutes and your participation is important! We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

Each of the above-referenced Hancock Horizon Funds (each a “Hancock Horizon Fund”) will hold a special meeting of shareholders on January 26, 2017. The meeting will be held at the offices of SEI Investments Global Funds Services located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 at 10:00 a.m. (Eastern time). Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.

Why am I being asked to vote?

Certain mutual funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder of record as of November 18, 2016, you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

The proposal is to reorganize each Hancock Horizon Fund into a corresponding Federated Fund with similar investment objectives and/or strategies (each a “Reorganization”).

Why has the Board of Trustees recommended that I vote in favor of the proposal?

•	The Board of Trustees of the Hancock Horizon Funds recommends you vote in favor of the proposal because it believes that the Reorganization is in the best interests of each Hancock Horizon Fund and its shareholders.
•	After the Reorganization, shareholders of each Hancock Horizon Fund will be invested in a more viable corresponding Federated Fund with a larger asset pool, stable asset flows over the long term, more favorable expenses and similar investment objectives and/or strategies.

Please see the section entitled “Summary—Reasons for the Proposed Reorganizations” in the Prospectus/Proxy Statement for more information.

Who are the Federated Funds?

•	Federated Investors, Inc. is one of the largest investment management organizations in the United States. Through its advisory subsidiaries, Federated advises 123 funds and manages approximately $364.3 billion in assets under management as of September 30, 2016. Federated has provided asset management services for institutional and individual investors since 1955. (Please refer to “Summary – Fund Management” in the attached Prospectus/Proxy Statement for more information.)

How will the Reorganizations affect my investment?

•	The Reorganizations are expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
•	The cash value of your investment will not change as a result of the Reorganization and you will not have to pay any sales charge in connection with the transfer of your assets. You will receive shares of the corresponding surviving Federated Fund with a total dollar value equal to the total dollar value of the Hancock Horizon Fund shares that you own at the time of the Reorganization.
•	Each Hancock Horizon Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.
•	Shareholders of the Hancock Horizon Fund who receive Class A Shares of the applicable Federated Fund will be subject to a sales load on future purchases unless such shareholder qualifies for a waiver from such sales load.

If you own shares of:	Share Class	You will receive shares of:	Share Class
Hancock Horizon Core Bond Fund	Institutional	Federated Total Return Bond Fund	Institutional
	Investor		Service
	C		Service
Hancock Horizon Growth Fund	Institutional	Federated Kaufmann Large Cap Fund	Institutional
	Investor		A
	C		A
Hancock Horizon Value Fund	Institutional	Federated MDT Stock Trust	Institutional
	Investor		Service
	C		Service

When will the Reorganizations occur?

Assuming shareholder approval is obtained, the Reorganization with respect to each Hancock Horizon Fund, is currently expected to occur after the close of business on or about January 27, 2017.

Who will pay for the Reorganizations?

Fees and expenses incurred as a direct result of each Reorganization will be paid by the investment advisers to the Hancock Horizon Funds and the Federated Funds, Horizon Advisors and Federated Investment Management Company, Federated Equity Management Company of Pennsylvania, and Federated MDTA LLC, respectively, and/or their respective affiliates. To the extent that any disposal of portfolio securities is determined to be necessary in connection with the Reorganizations, the Hancock Horizon Funds may dispose of certain securities and acquire replacement securities, and incur related transaction costs, prior to the Reorganizations being consummated. (Please refer to “Information About the Reorganizations – Costs of Reorganizations” in the attached Prospectus/Proxy Statement for further information.)

What should I do in connection with the Reorganizations?

Please vote your shares today. If the Reorganization for your Hancock Horizon Fund is approved and consummated, your shares in the Hancock Horizon Fund in which you are a shareholder will automatically be exchanged for shares of the corresponding Federated Fund. Please do not attempt to make the exchange yourself.

How do I vote?

There are several ways in which you can cast your vote:

•	Online – Use the web address on the ballot;
•	Telephone – Use the toll-free telephone number on the ballot;
•	Mail – Complete and return the ballot in the enclosed postage paid envelope; or
•	In Person at the meeting to be held on January 26, 2017

If you:

1.       Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

2.       Do not respond at all, we may contact you by telephone to request that you cast your vote.

Whom do I call if I have questions about this Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-800-990-2434

Thank you in advance for your vote.

After careful consideration, the Board of Trustees of the Hancock Horizon Funds has unanimously approved this proposal with respect to each Hancock Horizon Fund. The Boards of Trustees/Directors of the Federated Funds have also unanimously approved this proposal with respect to each Federated Fund. The Board of Trustees of the Hancock Horizon Funds recommends that you read the enclosed materials carefully and vote FOR the proposal.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

The Advisors’ Inner Circle Fund II

Hancock Horizon Core Bond Fund

Hancock Horizon Growth Fund

Hancock Horizon Value Fund

To be held January 26, 2017

A Special Meeting of Shareholders (the “Special Meeting”) of each of the funds listed above (each a “Reorganizing Fund”) will be held at 10:00 a.m. (Eastern time) on January 26, 2017, at the offices of the Reorganizing Funds’ administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456. At the Special Meeting, shareholders will consider the following proposals with respect to their Reorganizing Fund:

Proposal 1

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., would acquire all or substantially all of the assets (except certain deferred or prepaid expenses) of Hancock Horizon Core Bond Fund, a series of The Advisors’ Inner Circle Fund II, in exchange for Service Shares, Service Shares and Institutional Shares of Federated Total Return Bond Fund to be distributed pro rata by Hancock Horizon Core Bond Fund to its shareholders of Investor Class Shares, Class C Shares and Institutional Class Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Core Bond Fund.

Proposal 2

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, would acquire all or substantially all of the assets (except certain deferred or prepaid expenses) of Hancock Horizon Growth Fund, a series of The Advisors’ Inner Circle Fund II, in exchange for Class A Shares, Class A Shares and Institutional Shares of Federated Kaufmann Large Cap Fund to be distributed pro rata by Hancock Horizon Growth Fund to its shareholders of Investor Class Shares, Class C Shares and Institutional Class Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Growth Fund.

Proposal 3

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Stock Trust will acquire all or substantially all of the assets (except certain deferred or prepaid expenses) of Hancock Horizon Value Fund, a series of The Advisors’ Inner Circle Fund II, in exchange for Service Shares, Service Shares and Institutional Shares of Federated MDT Stock Trust to be distributed pro rata by Hancock Horizon Value Fund to its shareholders of Investor Class Shares, Class C Shares and Institutional Class Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Value Fund.

Each of the Federated Total Return Bond Fund, Federated Kaufmann Large Cap Fund and Federated MDT Stock Trust is referred to as a “Surviving Fund.” Each of the shareholders of each Reorganizing Fund will vote separately on the Reorganizations, as shown below.

Reorganizing Fund	Surviving Fund	Proposal #
Hancock Horizon Core Bond Fund	Federated Total Return Bond Fund	1
Hancock Horizon Growth Fund	Federated Kaufmann Large Cap Fund	2
Hancock Horizon Value Fund	Federated MDT Stock Trust	3

Please take some time to read the enclosed combined Prospectus/Proxy Statement. It discusses these proposals in more detail. If you were a shareholder as of the close of business on November 18, 2016, you may vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. You are welcome to attend the Special Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call 1-800-990-2434. It is important that you vote. The board of trustees of each Reorganizing Fund recommends that you vote FOR its Reorganization.

By order of the boards of trustees

Michael Beattie

President
December 19, 2016

PROSPECTUS/PROXY STATEMENT

December 19, 2016

RELATING TO THE ACQUISITION OF THE ASSETS OF:

HANCOCK HORIZON CORE BOND FUND,
HANCOCK HORIZON GROWTH FUND, and
HANCOCK HORIZON VALUE FUND,

each a series of The Advisors’ Inner Circle Fund II

101 Federal Street

Boston, Massachusetts 02110

Telephone No: 1-800-932-7781

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED TOTAL RETURN BOND FUND,
a portfolio of Federated Total Return Series, Inc.,
FEDERATED KAUFMANN LARGE CAP FUND,
a portfolio of Federated Equity Funds, and
FEDERATED MDT STOCK TRUST

4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes three reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) to be effected pursuant to three separate Agreements and Plans of Reorganization (each a “Plan” and, collectively, as applicable, the “Plans”), upon which shareholders of the funds described below will be asked to vote at a Special Meeting to be held at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 10:00 a.m. (Eastern time), on January 26, 2017. Under the Plans, three portfolios (each, a “Hancock Horizon Fund” or “Reorganizing Fund” and collectively the “Hancock Horizon Funds” or “Reorganizing Funds”) of The Advisors’ Inner Circle Fund II (the “Hancock Trust” or “Reorganizing Fund Registrant”) as described in the chart below, will transfer all or substantially all of their assets (except certain deferred or prepaid expenses) to certain corresponding portfolios (each a “Federated Fund” or “Surviving Fund” and collectively, as applicable, the “Federated Funds” or “Surviving Funds”) of Federated Total Return Series, Inc. or Federated Equity Funds, or of Federated MDT Stock Trust,* (collectively, the “Federated Registrants”) in exchange for shares and classes of the respective Federated Funds as set forth in the chart below:

Reorganizing Fund (each a series of The Advisers’ Inner Circle Fund II)	Surviving Fund
Hancock Horizon Core Bond Fund	Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Service Shares
Class C Shares	Service Shares

Hancock Horizon Growth Fund	Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Class C Shares	Class A Shares

Hancock Horizon Value Fund	Federated MDT Stock Trust*
Institutional Class Shares	Institutional Shares
Investor Class Shares	Service Shares
Class C Shares	Service Shares

* The Board of Trustees of Federated MDT Stock Trust has approved changing the name of the fund to “Federated MDT Large Cap Value Fund,” effective as of January 17, 2017.

The Hancock Funds and the Federated Funds are sometimes referred to individually as a “Fund” and, collectively, as applicable, as the “Funds.”

The Proposals are as follows:

1)	To approve a proposed Agreement and Plan of Reorganization pursuant to which Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., would acquire all or substantially all of the assets (except certain deferred or prepaid expenses) of Hancock Horizon Core Bond Fund, a series of The Advisors’ Inner Circle Fund II, in exchange for Service Shares, Service Shares and Institutional Shares of Federated Total Return Bond Fund to be distributed pro rata by Hancock Horizon Core Bond Fund to its shareholders of Investor Class Shares, Class C Shares and Institutional Class Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Core Bond Fund;
2)	To approve a proposed Agreement and Plan of Reorganization pursuant to which Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, would acquire all or substantially all of the assets (except certain deferred or prepaid expenses) of Hancock Horizon Growth Fund, a series of The Advisors’ Inner Circle Fund II, in exchange for Class A Shares, Class A Shares and Institutional Shares of Federated Kaufmann Large Cap Fund to be distributed pro rata by Hancock Horizon Growth Fund to its shareholders of Investor Class Shares, Class C Shares and Institutional Class Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Growth Fund; and
3)	To approve a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Stock Trust will acquire all or substantially all of the assets (except certain deferred or prepaid expenses) of Hancock Horizon Value Fund, a series of The Advisors’ Inner Circle Fund II, in exchange for Service Shares, Service Shares and Institutional Shares of Federated MDT Stock Trust to be distributed pro rata by Hancock Horizon Value Fund to its shareholders of Investor Class Shares, Class C Shares and Institutional Class Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Value Fund.

The forms of the Plans are attached as Annex A. Under the Plans, the Hancock Horizon Funds will transfer all or substantially all of their assets (except certain deferred or prepaid expenses shown as an asset on the books of the Hancock Horizon Funds, which currently are not expected to be material in amount when the Reorganizations are consummated on the Closing Date (as defined below)) to the corresponding Federated Funds in exchange for shares of the applicable share class(es) of the Federated Funds. The shares of the Federated Funds then will be distributed pro rata by the Hancock Horizon Funds to their shareholders in complete liquidation, dissolution and termination of the Hancock Horizon Funds. The Federated Funds will be the legal and accounting survivors in each of the Reorganizations. The Hancock Horizon Funds have generally similar investment objectives and investment strategies as compared with each of the corresponding Federated Funds. Please refer to “Summary – Comparison of Investment Objectives, Policies and Risks” in the Prospectus/Proxy Statement for a detailed comparison of the Hancock Horizon Funds’ and Federated Funds’ investment objectives and investment strategies. After the liquidating distributions are made by the Hancock Horizon Funds, the Hancock Horizon Funds will have no shares of beneficial interest outstanding. Any certificates representing shares of the Hancock Horizon Funds, if any, should be turned in to the Hancock Horizon Funds and will be canceled by the Hancock Horizon Funds upon consummation of the Reorganizations. The Hancock Horizon Funds may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date of the Reorganizations in order to facilitate the transfer of portfolio securities to the Federated Funds as part of the Reorganizations. As soon as practicable after the distribution and liquidation of the Hancock Horizon Funds described above, the Hancock Trust will take steps to wind down the Hancock Horizon Funds’ affairs and to have the Hancock Horizon Funds’ existence dissolved and terminated in accordance with applicable law and other applicable requirements. The Reorganizations will result in a complete liquidation, dissolution and termination of the Hancock Horizon Funds.

For a comparison of the investment objectives, policies and risks of the Hancock Horizon Funds and the Federated Funds, see “Summary – Comparison of Investment Objectives, Policies and Risks.” Information concerning shares of the Federated Funds as compared to shares of the Hancock Horizon Funds is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables,” and “Information About the Reorganizations – Description of the Hancock Horizon Funds and the Federated Funds and Capitalization.”

The Board of Trustees of the Hancock Horizon Funds determined that participation by each Hancock Horizon Fund in its respective Reorganization is in the best interests of such Hancock Horizon Fund and its shareholders. The Board of Trustees/Directors of the Federated Funds determined that participation by each Federated Fund in its respective Reorganization is in the best interests of such Federated Fund and its shareholders. Information on the rationale for the Reorganizations is included in this Prospectus/Proxy Statement in the section entitled “Summary – Reasons for the Proposed Reorganizations.” For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the Hancock Horizon Funds and the Board of Trustees/Directors of the Federated Funds are each referred to, as applicable, as the “Board.”

Federated Total Return Bond Fund is managed by Federated Investment Management Company (“FIMCO”); Federated Kaufmann Large Cap Fund is managed by Federated Equity Management Company of Pennsylvania (“FEMCOPA”); and Federated MDT Stock Trust is managed by Federated MDTA LLC (“MDT Adviser” and, each, a “Federated Fund Adviser”) and each Federated Fund Adviser is an indirect wholly-owned subsidiary of Federated Investors, Inc. (“Federated”). Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund and Hancock Horizon Value Fund are managed by Horizon Advisers (the “Hancock Horizon Funds Adviser”), an unincorporated division of Whitney Bank, which uses the trade name Hancock Bank and is part of Hancock Holding Company’s family of companies (Hancock Holding Company being referred to herein as “Parent”).

The Reorganizations are expected to be tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganizations, see “Summary – Tax Consequences.”

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing and it should be read and retained by investors for future reference.

A Statement of Additional Information (“SAI”) relating to this Prospectus/Proxy Statement dated December 19, 2016, as well as SAIs for the Federated Funds as follows: Federated Total Return Bond Fund’s Service Shares and Institutional Shares dated January 31, 2016 (File Nos.: 811-7115 and 33-50773); Federated Kaufmann Large Cap Fund’s Class A Shares and Institutional Shares dated December 31, 2015 (File Nos.: 811-4017 and 2-91090); and Federated MDT Stock Trust’s Service Shares and Institutional Shares dated December 31, 2015 (File Nos.: 811-3385 and 2-75756) containing additional information, have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference (collectively, as applicable, the “Incorporated Federated Funds SAIs”).

A prospectus and SAI for the Hancock Horizon Funds as follows: Hancock Horizon Core Bond Fund’s Investor Class, Class C and Institutional Class Shares; Hancock Horizon Growth Fund’s Investor Class, Class C and Institutional Class Shares; and Hancock Horizon Value Fund’s Investor Class, Class C and Institutional Class Shares all dated May 31, 2016 (File Nos.: 811-07102 and 033-50718), have been filed with the SEC and are incorporated herein by reference.

In addition, each of the following documents is incorporated by reference (which means that it is legally considered to be part of this Prospectus/Proxy Statement):

1.	Annual Report for Federated Total Return Bond Fund’s Service Shares and Institutional Shares dated November 30, 2015 (File Nos.: 811-7115 and 33-50773);
2.	Semi-Annual Report for Federated Total Return Bond Fund’s Service Shares and Institutional Shares dated May 31, 2016 (File Nos.: 811-7115 and 33-50773);
3.	Annual Report for Federated Kaufmann Large Cap Fund’s Class A Shares and Institutional Shares dated October 31, 2015 (File Nos. 811-4017 and 2-91090);
4.	Semi-Annual Report for Federated Kaufmann Large Cap Fund’s Class A Shares and Institutional Shares dated April 30, 2016 (File Nos. 811-4017 and 2-91090);
5.	Annual Report for Federated MDT Stock Trust’s Service Shares and Institutional Shares dated October 31, 2015 (File Nos.: 811-3385 and 2-75756);
6.	Semi-Annual Report for Federated MDT Stock Trust’s Service Shares and Institutional Shares dated April 30, 2016 (File Nos.: 811-3385 and 2-75756);
7.	Annual Report for the Hancock Horizon Core Bond Fund’s Investor Class Shares, Class C Shares and Institutional Class Shares; Hancock Horizon Growth Fund’s Investor Class Shares, Class C Shares and Institutional Class Shares; and Hancock Horizon Value Fund’s Investor Class Shares, Class C Shares and Institutional Class Shares, dated January 31, 2016 (File Nos. 811-07102 and 033-50718);
8.	Semi-Annual Report for the Hancock Horizon Core Bond Fund’s Investor Class Shares, Class C Shares and Institutional Class Shares; Hancock Horizon Growth Fund’s Investor Class Shares, Class C Shares and Institutional Class Shares; and Hancock Horizon Value Fund’s Investor Class Shares, Class C Shares and Institutional Class Shares, dated July 31, 2016 (File Nos. 811-07102 and 033-50718).

Copies of these materials and other information about the Hancock Horizon Funds and the Federated Funds may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC’s Public Reference Room at 100 F Street, NE, Room 1580, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Reports and other information about the Hancock Horizon Funds and the Federated Funds are available on the EDGAR Database on the SEC’s Internet site at http:// www.sec.gov. You may obtain copies of this information by electronic request, after paying a duplicating fee, to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549-1520.

Shareholders of record of the Hancock Horizon Funds as of November 18, 2016 (the “Record Date”) are entitled to receive this Prospectus/Proxy Statement and to vote at the Special Meeting.

An investment in the Funds is not a deposit of Whitney Bank or Federated and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency, Whitney Bank or any other bank, or Federated. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUND OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

Page

SUMMARY	1
REASONS FOR THE PROPOSED REORGANIZATIONS	2
TAX CONSEQUENCES	6
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS	7
COMPARISON OF INVESTMENT LIMITATIONS	23
COMPARATIVE FEE TABLES	23
COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION	33
FINANCIAL HIGHLIGHTS	41
INVESTMENT ADVISER	42
INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES	43
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES	48
DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES	51
INFORMATION ABOUT THE REORGANIZATIONS	56
DESCRIPTION OF THE AGREEMENTS AND PLANS OF REORGANIZATION	56
AGREEMENT AMONG FEDERATED, PARENT AND THE HANCOCK HORIZON FUNDS ADVISER	57
COSTS OF THE REORGANIZATION	58
DESCRIPTION OF THE HANCOCK HORIZON FUNDS AND FEDERATED FUNDS CAPITALIZATION	58
FEDERAL INCOME TAX CONSEQUENCES	59
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	60
INFORMATION ABOUT HANCOCK HORIZON FUNDS AND FEDERATED FUNDS	60
WHERE TO FIND ADDITIONAL INFORMATION	61
SHARE OWNERSHIP OF THE FUNDS	62
INTERESTS OF CERTAIN PERSONS	63
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	63
ANNEX A – FORM OF AGREEMENTS AND PLANS OF REORGANIZATION	A-1
ANNEX B – COMPARISON OF INVESTMENT LIMITATIONS	B-1
ANNEX C – FINANCIAL HIGHLIGHTS	C-1
ANNEX D – SUMMARY OF RIGHTS OF SHAREHOLDERS	D-1

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

If the proposed reorganizations (“Reorganizations”) are approved, under the Agreements and Plans of Reorganization (each a “Plan” and, collectively, as applicable, the “Plans”), the Hancock Horizon Funds will transfer all or substantially all of their assets (except certain deferred or prepaid expenses shown as an asset on the books of the Hancock Horizon Funds, which currently are not expected to be material in amount when the Reorganizations are consummated on the Closing Date (as defined below)) to the corresponding Federated Funds in exchange for shares of the applicable share class(es) of the Federated Funds. The shares of the Federated Funds then will be distributed pro rata by the Hancock Horizon Funds to their shareholders in complete liquidation, dissolution and termination of the Hancock Horizon Funds. The Federated Funds will be the legal and accounting survivors in the Reorganizations. The forms of the Plans are attached to this Prospectus/Proxy Statement as Annex A.

The Federated Funds are Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc.; Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds; and Federated MDT Stock Trust. Federated Total Return Bond Fund is managed by Federated Investment Management Company; Federated Kaufmann Large Cap Fund is managed by Federated Equity Management Company of Pennsylvania and Federated MDT Stock Trust is managed by Federated MDTA LLC (each a “Federated Fund Adviser” and collectively, as applicable, the “Federated Fund Advisers” or “Surviving Fund Advisers”) and each Federated Fund Adviser is an indirect wholly-owned subsidiary of Federated Investors, Inc. (“Federated”). The Board of Trustees of Federated MDT Stock Trust approved changing the name of the fund to “Federated MDT Large Cap Value Fund” effective on January 17, 2017.

The Hancock Funds are Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund and Hancock Horizon Value Fund, each a series of The Advisors’ Inner Circle Fund II. The Hancock Funds are managed by Horizon Advisers (the “Hancock Horizon Funds Adviser”), an unincorporated division of Whitney Bank, which uses the trade name Hancock Bank and is part of Hancock Holding Company’s family of companies (Hancock Holding Company being referred to herein as “Parent”).

The Hancock Horizon Funds and the Federated Funds are sometimes referred to as a “Fund” and, collectively, as applicable, the “Funds.”

As a result of the Reorganizations, the owners of shares of each of the Hancock Horizon Funds will become the owners of shares of each of the corresponding Federated Funds having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in each of the corresponding Hancock Horizon Funds on the Closing Date, subject to the following: at the time of the Reorganizations, the value of the assets of each Hancock Horizon Fund will be determined in accordance with the corresponding Federated Fund’s valuation procedures (although it is not anticipated that the use of Federated’s valuation procedures will result in a material revaluation of a Hancock Horizon Fund’s assets at the time of the Reorganization).

After the liquidating distributions are made by the Hancock Horizon Funds, the Hancock Horizon Funds will have no shares of beneficial interest outstanding. Any certificates representing shares of the Hancock Horizon Funds, if any, should be turned in to the Hancock Horizon Funds and will be canceled by the Hancock Horizon Funds upon consummation of the Reorganizations. The Hancock Horizon Funds may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date of the Reorganizations in order to facilitate the transfer of portfolio securities to the Federated Funds as part of the Reorganizations. As soon as practicable after the distribution and liquidation of the Hancock Horizon Funds described above, the Board of the Hancock Horizon Funds will take steps to wind down the Hancock Horizon Funds’ affairs and to have the Hancock Horizon Funds’ existence dissolved and terminated in accordance with applicable law and other applicable requirements. The Reorganizations will result in a complete liquidation, dissolution and termination of the Hancock Horizon Funds.

For a comparison of the investment objectives, policies and risks of the Hancock Horizon Funds and the Federated Funds, see “Summary – Comparison of Investment Objectives, Policies and Risks.” Information concerning shares of the Federated Funds as compared to shares of the Hancock Horizon Funds is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables” and “Information About the Reorganizations – Description of the Hancock Horizon Funds and Federated Fund Capitalization.”

Financial Highlights for Federated Total Return Bond Fund, Federated Kaufmann Large Cap Fund Federated MDT Stock Trust are attached to this Prospectus/Proxy Statement as Annex C.

For more complete information, please read the prospectus and statement of additional information (“SAI”) for Federated Total Return Bond Fund – Service Shares and Institutional Shares dated January 31, 2016; for Federated Kaufmann Large Cap Fund – Class A Shares and Institutional Shares dated December 31, 2015; for Federated MDT Stock Trust – Service Shares and Institutional Shares dated December 31, 2015, as well as the SAI relating to this Prospectus/Proxy Statement. The SAI related to this Prospectus/Proxy Statement can be obtained without charge by writing or by calling the Federated Funds or the Hancock Horizon Funds at the addresses and telephone numbers shown on the previous pages. The prospectus of the Federated Total Return Bond Fund, Federated Kaufmann Large Cap Fund and Federated MDT Stock Trust can be obtained without charge by writing or by calling the Federated Funds at the address and telephone number shown on the previous pages.

REASONS FOR THE PROPOSED REORGANIZATIONS

At a meeting held on November 16, 2016, the Board of Trustees of the Hancock Horizon Funds (the “Hancock Horizon Funds Board”), which is comprised of a majority of the trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), discussed, and ultimately approved, the Reorganizations. On November 16, 2016, the Hancock Horizon Funds Board met with representatives of the Hancock Horizon Funds Adviser and with representatives of Federated and the Federated Fund Advisers to discuss the Reorganizations. The Hancock Horizon Funds Adviser advised the Hancock Horizon Funds Board that the Reorganizations are being proposed, from its perspective, for regulatory, financial and strategic reasons and has determined to discontinue its sponsorship of the Hancock Horizon Funds which are parties to the Reorganizations.

The Hancock Horizon Funds Adviser believes that the Reorganizations of the Hancock Horizon Funds into the Federated Funds also will benefit the Hancock Horizon Funds’ shareholders through the Federated Funds’ broader distribution capacity potentially resulting in larger, more viable funds with the potential for greater diversification and investment opportunities. In addition, the Hancock Horizon Funds Adviser believes that the Reorganizations allow each Hancock Horizon Fund shareholder to have the opportunity to: (1) pursue an investment objective that is similar to the shareholder’s original investment objective; (2) invest in a larger combined fund with increased long-term growth prospects, which could have the potential for greater efficiencies and the ability to spread relative fixed costs over a larger asset base; and (3) invest in a family of mutual funds managed by the Federated Fund Advisers that have extensive investment management resources, fund management experience and capabilities and resources that can be provided to service shareholders.

The Hancock Horizon Funds Adviser believes that Federated’s ability to provide service to shareholders (including compliance, legal, back office and shareholder services) and grow the Federated Funds through multiple distribution channels and experienced investment professionals benefits the Hancock Horizon Funds’ shareholders. As of September 30, 2016, the approximate net assets of the Hancock Horizon Funds and Federated Funds were as follows:

Hancock Horizon Funds	Net Assets (in millions) (9/30/16)	Federated Funds	Net Assets (in millions) (9/30/16)
Hancock Horizon Core Bond Fund (Investor Class Shares, Class C Shares and Institutional Class Shares)	$233.77	Federated Total Return Bond Fund (Service Shares and Institutional Shares)	$6,915.6
Hancock Horizon Growth Fund (Investor Class Shares, Class C Shares and Institutional Class Shares)	$138.60	Federated Kaufmann Large Cap Fund (Class A Shares and Institutional Shares)	$2,806.05
Hancock Horizon Value Fund (Investor Class Shares, Class C Shares and Institutional Class Shares)	$149.29	Federated MDT Stock Trust (Service Shares and Institutional Shares)	$547.48

In addition, the Hancock Horizon Funds Adviser believes that the Hancock Horizon Funds’ shareholders are expected to benefit from Federated’s experience in the mutual fund business, Federated’s investment management resources and the compatibility between the Hancock Horizon Funds and the Federated Funds in terms of investment objectives, strategies, risks and limitations. Please see “Summary – Comparison of Investment Objectives, Policies and Risks” and “Summary – Comparison of Investment Limitations” in this Prospectus/Proxy Statement for additional information.

The Hancock Horizon Funds Adviser believes that the Federated Funds offer competitive fund expenses, performance and diversification.

The Reorganizations are also intended to be tax-free reorganizations under the Internal Revenue Code of 1986, as amended (the “Code”) for the Hancock Horizon Funds, their shareholders and the Federated Funds. As a condition to the Reorganizations, the Hancock Horizon Funds and Federated Funds will receive opinions of counsel that the Reorganizations will be considered tax-free “reorganizations” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganizations by the Hancock Horizon Funds or the Federated Funds or the shareholders of the Hancock Horizon Funds. The Hancock Horizon Funds Adviser advised the Hancock Horizon Funds Board that it believes tax-free Reorganizations under the Code generally would be a preferable tax result for shareholders as compared to a liquidation of the Hancock Horizon Funds.

The Hancock Horizon Funds Adviser also noted to the Hancock Horizon Funds Board that all fees and expenses incurred by the Funds in connection with the Reorganizations would be paid by the Hancock Horizon Funds Adviser or Federated, or their respective affiliates, as agreed between them, and not by Fund shareholders, except that: (1) the Federated Funds will bear expenses associated with the qualification of their shares for sale in various states on an as-incurred basis; and (2) to the extent that the Hancock Horizon Funds or Federated Funds dispose of portfolio securities in connection with the consummation of the proposed Reorganizations, the Funds may incur transaction expenses associated with the sale and purchase of such securities. The Hancock Horizon Funds Adviser noted to the Hancock Horizon Funds Board that the Hancock Horizon Funds may dispose of certain securities prior to the proposed Reorganizations being consummated to better align the portfolios of the Hancock Horizon Funds and the Federated Funds. It currently is anticipated that the Federated Funds will acquire a significant number (if not nearly all) of the portfolio securities of the Hancock Horizon Funds at the time of the Reorganizations. Given that the Reorganizations, if approved, would not be consummated until on or about January 27, 2017, and given that fixed income securities may mature and the Hancock Horizon Funds Adviser may otherwise determine to sell any security as part of its normal investment decision making process and purchase replacement securities, it is difficult to determine which portfolio securities of the Hancock Horizon Funds will be sold in connection with the proposed Reorganizations. With this understanding, it is currently anticipated that the Hancock Horizon Funds may dispose of a limited portion of their respective portfolio securities prior to the proposed Reorganizations being consummated.

In light of the above rationale and considerations, in considering the proposed Reorganizations, the Hancock Horizon Funds Board, advised by counsel, took into account a number of factors, including, but not limited to:

•	The terms of the Reorganizations;
•	The generally similar investment objectives, policies, risks and limitations of the Hancock Horizon Funds and the Federated Funds. See “Summary – Comparison of Investment Objectives, Policies and Risks” and “Summary – Comparison of Investment Limitations”;
•	The lower stated gross expense ratios, based on current asset levels, and lower net expense ratios, of the Federated Funds. See “Summary – Comparative Fee Tables”;
•	The generally competitive performance of the Federated Funds, including the long-term performance of the Federated Funds in a variety of market conditions, which suggested the viability of the Federated Funds from the perspective of long-term management results. See “Summary – Comparison of Potential Risks and Rewards; Performance Information”;
•	The tax-free status of the Reorganizations under the Code, which generally would be a preferable tax result for shareholders as compared to a liquidation of the Hancock Horizon Funds (which generally would result in taxable redemptions). See “Summary – Tax Consequences”;
•	The fact that the Hancock Horizon Funds Adviser or the Federated Fund Advisers, or their respective affiliates, will bear all of the costs and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures, and that no portion of these costs or expenses will be borne by the Hancock Horizon Funds or their shareholders (other than costs relating to the disposition of any portfolio securities as described above) (see “Costs of the Reorganizations”);
•	The fact that the Hancock Horizon Funds Adviser and the Federated Funds Adviser represented that the anticipated transaction costs in connection with the Reorganizations are not expected to be significant;
•	Alternatives available to the shareholders of the Hancock Horizon Funds, in light of the fact that the Hancock Horizon Funds Adviser has determined to discontinue its sponsorship of these Hancock Horizon Funds;
•	The range and quality of services that the shareholders of the Hancock Horizon Funds will receive as shareholders of the Federated Funds will generally be comparable to the range and quality of services that such shareholders currently receive;
•	Shareholders of the Hancock Horizon Funds will not pay a sales charge to acquire shares of the Federated Funds in connection with the Reorganizations;
•	The qualifications of the investment personnel for the Federated Funds and the management of the Federated Funds, including the securities selection process, and the fact that the Federated Fund Advisers’ experienced investment professionals and investment management resources may benefit the Hancock Horizon Funds’ shareholders;
•	The level of resources and enterprise commitment of the Federated Fund Advisers to compliance and risk management functions;
•	Federated’s broader distribution capacity, which could result in larger, more viable funds with potentials for greater efficiencies and investment opportunities; and
•	Federated’s overall experience in the mutual fund business.

Given the above factors, the Hancock Horizon Funds Adviser advised the Hancock Horizon Funds Board, and the Hancock Horizon Funds Board concluded that, when considering the totality of the factors, the Reorganizations are in the best interest of the Hancock Horizon Funds and their shareholders.

Based on the foregoing, the Hancock Horizon Funds Board approved the Plans and Reorganizations on behalf of the Hancock Horizon Funds.

The Boards of Trustees/Directors of the Federated Registrants (the “Federated Funds Board”) likewise approved the Reorganizations on behalf of the Federated Funds. The Federated Funds Board, including a majority of the trustees/ directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), determined that the Reorganizations are in the best interest of the Federated Funds. The Federated Funds Board made its determination after reviewing the materials provided to the members of the Federated Funds Board and having the opportunity to request and evaluate such additional information as the Federated Funds Board reasonably deemed necessary to make their determinations. The Federated Funds Board considered various information and factors in reviewing the Plans on behalf of the Federated Funds and their shareholders including, but not limited to, the following:

•	The investment objectives, policies and strategies, and fundamental investment limitations, of the Federated Funds would not change as a result of the Reorganizations;
•	The relative performance of the Federated Funds and the Hancock Horizon Funds;
•	The additional assets that would be acquired by the Federated Funds through the Reorganizations, which could result in larger, more viable funds with the potential for greater efficiencies and investment opportunities and which may benefit the performance of the Federated Funds over time;
•	That the Reorganizations are not expected to have a negative impact on the Federated Funds’ fees and expenses;
•	The qualifications of the investment personnel for the Federated Funds and the management of the Federated Funds, and such personnel’s experience with transactions similar to the Reorganizations; and
•	The Reorganizations are expected to be conducted on a tax-free basis.

Given the above factors, the Federated Funds Board concluded that, when considering the totality of the factors, the Reorganizations are in the best interest of the Federated Funds.

Based on the foregoing, the Federated Funds Board approved the Plans and Reorganization on behalf of the Federated Funds.

The following proposals, as approved by the Hancock Horizon Funds Board and the Federated Funds Board, are being presented to the shareholders of the Hancock Horizon Funds:

1)	To approve a proposed Agreement and Plan of Reorganization pursuant to which Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., would acquire all or substantially all of the assets (except certain deferred or prepaid expenses) of Hancock Horizon Core Bond Fund, a portfolio of The Advisors’ Inner Circle Fund II, in exchange for Service Shares, Service Shares and Institutional Shares of Federated Total Return Bond Fund to be distributed pro rata by Hancock Horizon Core Bond Fund to its shareholders of Investor Class Shares, Class C Shares and Institutional Class Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Core Bond Fund;
2)	To approve a proposed Agreement and Plan of Reorganization pursuant to which Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, would acquire all or substantially all of the assets (except certain deferred or prepaid expenses) of Hancock Horizon Growth Fund, a portfolio of The Advisors’ Inner Circle Fund II, in exchange for Class A Shares, Class A Shares and Institutional Shares of Federated Kaufmann Large Cap Fund to be distributed pro rata by Hancock Horizon Growth Fund to its shareholders of Investor Class Shares, Class C Shares and Institutional Class Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Growth Fund; and
3)	To approve a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Stock Trust will acquire all or substantially all of the assets (except certain deferred or prepaid expenses) of Hancock Horizon Value Fund, a portfolio of The Advisors’ Inner Circle Fund II, in exchange for Service Shares, Service Shares and Institutional Shares of Federated MDT Stock Trust to be distributed pro rata by Hancock Horizon Value Fund to its shareholders of Investor Class Shares, Class C Shares and Institutional Class Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Value Fund.

TAX CONSEQUENCES

Tax-Free Reorganizations under Internal Revenue Code of 1986, as amended

As a condition to the Reorganizations, the Hancock Horizon Funds and Federated Funds will receive an opinion of counsel to the effect that (among other things): (1) the Reorganizations will be considered a tax-free “reorganization” under applicable provisions of the Code; (2) no gain or loss will be recognized directly as a result of the Reorganization by the Federated Funds, the Hancock Horizon Funds, or the Hancock Horizon Funds’ shareholders; and (3) the aggregate tax basis of the applicable Federated Funds shares received by each shareholder of the Hancock Horizon Funds will be the same as the aggregate tax basis of that shareholder’s shares in the Hancock Horizon Funds immediately prior to the Reorganizations.

To the extent the Hancock Horizon Funds will be in a net capital gain position (after netting with any available capital loss carryforward) prior to the Reorganizations, the Hancock Horizon Funds intend to make distributions of the capital gains (as well as any other required distributions) prior to the Reorganizations being consummated. Prior to the consummation of the Reorganizations, the Hancock Horizon Funds Adviser will dispose of investments from the portfolio of the Hancock Horizon Funds that may not be acquired by the Federated Funds, due to the Federated Funds’ prospectus restrictions, investment strategies or policies, or applicable law, either by the Hancock Horizon Funds disposing of such investments or allowing certain investments to mature and not reacquiring similar investments that may not be acquired by the Federated Funds. As of the Closing Date, if such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the Hancock Horizon Funds, result in the Hancock Horizon Funds having a net capital gain (after netting with any available capital loss carryforward), such capital gains will be distributed to shareholders as taxable distributions prior to the consummation of the Reorganizations. Accordingly, such dispositions may result in increased taxable distributions to Hancock Horizon Funds shareholders. To the extent that any disposition of portfolio securities is required in connection with the Reorganizations, the Funds also may incur transaction expenses associated with the sale and purchase of portfolio securities. Shareholders of the Hancock Horizon Funds will be responsible for any taxes payable in connection with taxable distributions made, if any, by the Hancock Horizon Funds immediately before the Closing Date. In addition, because the shareholders of the Hancock Horizon Funds will receive shares of the Federated Funds, they will receive a proportionate share of any “built in” (unrealized) gains in the Federated Funds’ assets to the extent that such gains are eventually realized (if applicable) and distributed by the Federated Funds, as well as any taxable gains realized by the Federated Funds but not distributed to its shareholders prior to the Reorganizations. See “Information About the Reorganizations – Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganizations.

Shareholders of the Hancock Horizon Funds should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganizations in light of their individual circumstances.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks of the Hancock Horizon Funds with the Federated Funds. In general, the investment objectives, policies and risks of the Funds are similar. The differences in the Funds’ investment objectives, policies and risks are discussed below. While there is no assurance that any Fund will achieve its investment objectives, each Fund endeavors to achieve its investment objectives by following the policies and strategies discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in the prospectuses and SAIs of the Hancock Horizon Funds and the Federated Funds. See “Summary – Comparison of Investment Limitations” for a comparison of the Funds’ investment limitations.

The investment objective for the Hancock Horizon Funds and the Federated Funds are fundamental and can only be changed with shareholder approval.

Please note that an investment in the Funds is not a deposit of Hancock Horizon Funds or Federated and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency, Hancock Horizon Funds or Federated.

Hancock Horizon Core Bond Fund – Federated Total Return Bond Fund

Investment Objective

The Hancock Horizon Core Bond Fund’s investment objective is to seek total return through current income and capital appreciation, consistent with the preservation of capital. The Federated Total Return Bond Fund’s investment objective is to provide total return.

Investment Policies and Strategies

Because the Hancock Horizon Core Bond Fund and the Federated Total Return Bond Fund both refer to fixed-income investments in their names, the Funds have similar investment policies and strategies. The investment strategies of the Hancock Horizon Core Bond Fund and the Federated Total Return Bond Fund differ in that the Federated Total Return Bond Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities and foreign currencies, whereas the Hancock Horizon Core Bond Fund’s principal investment strategy does not include an ability to invest in foreign securities. In addition, Federated Total Return Bond Fund may invest in inflation-protected bonds, loans and derivative contracts or hybrid instruments, whereas the Hancock Horizon Core Bond Fund’s principal investment strategy does not include an ability to invest in such investments. Those similarities and differences are outlined in the table below:

	Reorganizing Fund	Surviving Fund
	HANCOCK HORIZON CORE BOND FUND	FEDERATED TOTAL RETURN BOND FUND
Investment Objective	Seeks total return through current income and capital appreciation, consistent with the preservation of capital.	Provide total return.
Policies and Strategies

-- invests, under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, in: (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities and asset-backed securities; and (iii) investment grade U.S. corporate debt; this investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders

-- may invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds to gain exposure to fixed-income markets

-- Fund’s fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency) but may at times include securities rated below investment grade (high yield or “junk” bonds)

-- the Adviser analyzes current market conditions and anticipated changes in bond prices to attempt to invest more of the Fund’s assets in the type of security the Adviser expects to offer the best balance between income, the potential for appreciation and stability of principal

-- Fund’s average weighted maturity will, under normal circumstances, be between five and fifteen years

-- invests primarily in U.S. dollar denominated, investment-grade, fixed-income securities

-- may invest in high-yield (“junk bonds” or “leveraged loans”), non-U.S. dollar denominated, and emerging market fixed-income securities

-- the Adviser expects no more than 15% of the Fund’s total assets will be invested in securities rated below investment grade, but may invest up to 25% of its total assets in such securities

-- the amount of any unhedged non-U.S. dollar denominated fixed-income securities and foreign currencies will normally not exceed 10% of the total assets and will never exceed 20% of the Fund’s total assets

-- the Adviser seeks to enhance the Fund’s performance by allocating relatively more of its portfolio to the sector that the Adviser expects to offer the best balance between total return and risk

-- may invest in derivative contracts or hybrid instruments (such as, for example, futures contracts, option contracts and swap contracts)

-- the Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters

-- the Adviser actively manages the Fund’s portfolio seeking total returns over longer time periods in excess of the Bloomberg Barclays U.S. Aggregate Bond Index. The Adviser utilizes a five-part decision making process, focusing on: (1) duration; (2) yield curve; (3) sector allocation; (4) security selection; and (5) currency management. This five-part investment process is designed to capitalize on the depth of experience and focus of each of the Adviser’s fixed income sector teams – government, corporate, mortgage-backed, asset-backed, high-yield and international.

-- the Fund can invest in securities directly or in other investment companies, including, for example, funds advised by the Adviser or its affiliates, which may, at times, be a substantial portion of the Fund’s portfolio

-- the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any changes in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets in fixed-income investments

Investment Risks

Because the Hancock Horizon Core Bond Fund and the Federated Total Return Bond Fund have generally similar investment objectives and policies, their principal risks are also generally similar. However, the Funds describe or categorize those risks differently. In addition, Federated Total Return Bond Fund contains principal risk factors related to investing in inflation-protected bonds, loans, foreign securities and derivative contracts, whereas Hancock Horizon Core Bond Fund does not contain similar principal risk factors. Those similarities and differences are outlined below. As with all mutual funds, there is no guarantee the Funds will achieve their investment objectives. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in any Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.

	Reorganizing Fund	Surviving Fund
	HANCOCK HORIZON CORE BOND FUND	FEDERATED TOTAL RETURN BOND FUND
Investment Risks

-- Fixed Income Securities Risk. The prices of the Fund’s fixed income securities respond to economic developments, particular interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Given the historically low interest rate environment, risks associated with rising rates are heightened. The volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally greater for fixed income securities with longer maturities or duration.

-- Mortgage-Backed Securities Risk. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

-- Asset-Backed Securities Risk. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because certain asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

-- U.S. Government Securities Risk. U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

-- High Yield Securities Risk. High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial condition of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

-- Investment in Other Investment Companies Risk. ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund’s ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

-- Investment Style Risk. The Fund is also subject to the risk that its investment approach, which focuses on U.S. government and corporate fixed income securities, may perform differently from other mutual funds which focus on different fixed income market segments or other asset classes.

-- Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall.

-- Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.

-- Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.

-- Liquidity Risk. The fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.

-- Risk of Inflation-Protected Bonds. The value of inflation-protected bonds is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the Fund’s investment in those bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

-- Risk of Investing in Loans. In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument. Loans generally are subject to legal or contractual restrictions on resale. Loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser’s research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.

-- Loan Liquidity Risk. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. Transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.

-- Loan Prepayment Risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled which may force the Fund to reinvest in lower-yielding instruments.

-- Agency Insolvency Risk. In a syndicated loan, the agent bank is the bank in the syndicate that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing interest rate calculations, processing draws, pursuing certain available contractual remedies, etc.).

-- Risk Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.

-- Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the fund invests and/or the stock market. Economic, political and financial conditions may from time to time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects in the financial markets. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.

-- Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

-- Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.

-- Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.

-- Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

-- Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

-- Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.

-- Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies.

-- Risk of Loss after Redemption. The Fund may also invest in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that owns those instruments and that are advised by an affiliate of the Adviser and is structured as extended payment fund (EPF). In the EPF, the Fund, as shareholder, will bear the risk of investment loss during the period between when shares of such EPF are presented to the transfer agent of the EPF for redemption and when the net asset value of the EPF is determined for payment of the redeemed EPF shares.

-- Technology Risk. The Manager uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

Hancock Horizon Growth Fund – Federated Kaufmann Large Cap Fund

Investment Objective

The Hancock Horizon Growth Fund’s investment objective is to seek long-term capital appreciation. The Federated Kaufmann Large Cap Fund’s investment objective is to provide capital appreciation.

Investment Policies and Strategies

The Hancock Horizon Growth Fund and the Federated Kaufmann Large Cap Fund have generally similar investment policies and strategies. The investment strategies of the Hancock Horizon Growth Fund and the Federated Kaufmann Large Cap Fund differ in that the Hancock Horizon Growth Fund may invest in real estate investment trusts (“REITs”), whereas the Federated Kaufmann Large Cap Fund’s principal investment strategy does not include an ability to invest in such investments. In addition, Federated Kaufmann Large Cap Fund may invest up to 30% of its net assets in foreign securities, including emerging market securities, and may invest in fixed income securities, exchange traded funds, American Depositary Receipts and derivative contracts or hybrid instruments, whereas the Hancock Horizon Growth Fund’s principal investment strategies do not include an ability to invest in such investments. Those similarities and differences are outlined below.

	Reorganizing Fund	Surviving Fund
	HANCOCK HORIZON GROWTH FUND	FEDERATED KAUFMANN LARGE CAP FUND
Investment Objective	Seeks long-term capital appreciation	Provide capital appreciation.
Policies and Strategies

-- invests primarily (at least 80% of the its net assets, plus any borrowings for investment purposes) in U.S. common stocks

-- may also invest in real estate investment trusts (“REITs”)

-- focuses on stocks of companies with medium to large market capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate

-- the Adviser employs a quantitative method of analysis in its investment decision making. Measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth measured by a company’s return on equity, and relative price-to-earnings ratio and cash flows

-- the Adviser continually monitors the Fund’s portfolio and may sell a security when there is a fundamental change in the company’s prospects or better investment opportunities become available

-- invests primarily in the common stocks of large companies[1] that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market

-- the Fund will normally invest at least 80% of its net assets, which include the amount of any borrowings for investment purposes, in large-cap companies and will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its net assets

-- up to 30% of the Fund’s net assets may be invested in foreign securities, including emerging market securities

-- the Fund may invest in fixed-income securities, exchange-traded funds, American Depositary Receipts and use derivative contracts and/or hybrid instruments

-- The Fund may invest in derivative contracts (such as, for example, options, swaps and futures contracts) and/or hybrid instruments

Investment Risks

Because the Hancock Horizon Growth Fund and the Federated Kaufmann Large Cap Fund have generally similar investment objectives and policies, their principal risks are also generally similar. However, the Funds describe or categorize those risks differently. In addition, Federated Kaufmann Large Cap Fund contains principal risk factors related to investing in foreign securities, including emerging markets and derivative contracts, whereas Hancock Horizon Growth Fund does not contain similar principal risk factors. Those similarities and differences are outlined below. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in either Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.

	Reorganizing Fund	Surviving Fund
	HANCOCK HORIZON GROWTH FUND	FEDERATED KAUFMANN LARGE CAP FUND
Investment Risks

-- Equity Risk. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

-- Growth Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospectus for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

-- REITs Risk. REITs are pooled investment vehicles that own, and usually operate, income- producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

-- Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market.

-- Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

-- Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

-- Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. In addition, large cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund’s portfolio, performance and Share price.

-- Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

-- Risk of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

-- Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risk than securities issued or traded in developed markets. For example, their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

-- Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.

-- Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.

-- Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. Security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

-- Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

-- Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risk different from, or possibly greater than, risk associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risk described in this Prospectus or the Fund’s Statement of Additional Information, such as stock market, credit, currency, liquidity and leverage risk.

-- Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risk as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

-- Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain

-- Credit Risk. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

-- Interest Rate Risk. Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally when interest rates rise, prices of fixed-income securities fall.

-- Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

Hancock Horizon Value Fund – Federated MDT Stock Trust

Investment Objective

The Hancock Horizon Value Fund’s investment objective is to seek long-term capital appreciation with a secondary goal of current income. The Federated MDT Stock Trust’s investment objective is to provide growth of income and capital.

Investment Policies and Strategies

The Hancock Horizon Value Fund and the Federated MDT Stock Trust have similar investment policies and strategies, but differ in that Hancock Horizon Value Fund may invest in REITs, whereas Federated MDT Stock Trust’s principal investment strategy does not include an ability to invest in such investments. Currently, each of the Hancock Horizon Value Fund and the Federated MDT Stock Trust have similar 80% investment policies pursuant to which the Funds will invest at least 80% of their net assets in U.S. common stocks and equity investments, respectively. However, effective as of January 17, 2017, Federated MDT Stock Trust’s 80% investment policy will be revised so that it invests at least 80% of its net assets in large cap equity securities. Those similarities and differences are outlined below.

	Reorganizing Fund	Surviving Fund
	HANCOCK HORIZON VALUE FUND	FEDERATED MDT STOCK TRUST
Investment Objective	Seeks long-term capital appreciation with a secondary goal of current income.	Provide growth of income and capital.
Policies and Strategies

-- invests primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in U.S. common stocks

-- may invest in real estate investment trusts (“REITs”)

-- invests in “undervalued” companies with medium to large capitalizations (in excess of $2 billion) that the Adviser believes are of sound financial quality and are actively traded in the market

-- While capital appreciation is the primary purpose for investing in a company, the Fund will emphasize companies that pay current dividends

-- the Adviser employs a quantitative method of analysis in its investment decision making. Measurable quantitative factors include relative price to earnings ratio, cash flow, increasing growth measured by a company’s profitability, earnings surprise, estimate revision, and book value of a company relative to its stock price

-- the Adviser also considers the sector weighting of peer funds in the Lipper® Multi-Cap Value Funds Classification

-- the Adviser continually monitors the Fund’s portfolio and may sell a security when there is a fundamental change in the company’s prospects or better investment opportunities become available

-- invests primarily in the common stock of large-sized U.S. companies undervalued relative to the market

-- the Adviser utilizes a large-cap value approach by selecting most of its investments from companies listed in the Russell 1000 Value Index[2]

-- the Adviser implements it strategy using a quantitative computer model, called the Optimum Q process, driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks

-- the Optimum Q process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology, and seeks to maximize compound annual return while controlling risk

-- at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in equity investments[3]

-- the Fund actively trades its portfolio securities in an attempt to achieve its investment objective, which will cause the Fund to have an increased portfolio turnover rate, which may generate shorter-term gains (losses) for shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

Investment Risks

Because the Hancock Horizon Value Fund and the Federated MDT Stock Trust have generally similar investment objectives and policies, their principal risks are also generally similar. However, the Funds describe or categorize those risks differently and Hancock Horizon Value Fund also includes a principal risk factor related to investing in REITs, whereas Federated MDT Stock Trust does not contain a similar principal risk factor. The principal risks of the Federated MDT Stock Trust also include Quantitative Modeling Risk, whereas the Hancock Horizon Value Fund does not include a similar principal risk factor. Those similarities and differences are outlined below. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in either Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.

	Reorganizing Fund	Surviving Fund
	HANCOCK HORIZON VALUE FUND	FEDERATED MDT STOCK TRUST
Investment Risks

-- Equity Risk. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

-- Value Style Risk. The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

-- REITs Risk. REITs are pooled investment vehicles that own, and usually operate, income- producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

-- Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market.

-- Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. In addition, large cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund’s portfolio, performance and Share price.

-- Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

-- Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

-- Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. The summary below is qualified in its entirety by the description of the fundamental limitations of each Federated Fund and each Hancock Horizon Fund set forth in Annex B to this Prospectus/Proxy Statement. The limitations for each Federated Fund and each corresponding Hancock Horizon Fund are generally similar; however, shareholders may want to note the following differences:

Hancock Horizon Core Bond Fund --Federated Total Return Bond Fund

The Hancock Horizon Core Bond Fund may borrow money up to an amount equal to 33 1/3% of the value of its total assets. The Federated Total Return Bond Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of the Fund.

The Hancock Horizon Core Bond Fund may make loans to other parties up to 33 1/3% of its total assets. The Hancock Horizon Core Bond Fund is not limited to loaning only its portfolio securities. The Federated Total Return Bond Fund will not lend any of its assets, except portfolio securities.

The Federated Total Return Bond Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. The Hancock Horizon Core Bond Fund has no similar limitation.

Hancock Horizon Growth Fund -- Federated Kaufmann Large Cap Fund

The Hancock Horizon Growth Fund may make loans to other parties up to 33 1/3% of its total assets. The Hancock Horizon Growth Fund is not limited to loaning only its portfolio securities. The Federated Kaufmann Large Cap Fund will not lend any of its assets, except portfolio securities.

The Federated Kaufmann Large Cap Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. The Hancock Horizon Growth Fund has no similar limitation.

Hancock Horizon Value Fund -- Federated MDT Stock Trust

The Hancock Horizon Value Fund may make loans to other parties up to 33 1/3% of its total assets. The Hancock Horizon Value Fund is not limited to loaning only its portfolio securities. The Federated MDT Stock Trust will not lend any of its assets, except portfolio securities.

The Federated MDT Stock Trust will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. The Hancock Horizon Value Fund has no similar limitation.

COMPARATIVE FEE TABLES

Like all mutual funds, the Hancock Horizon Funds and Federated Funds incur certain expenses in their operations, and, as an investor, you pay fees and expenses to buy and hold shares of a Fund. Set forth in the tables below is information regarding the fees and expenses incurred by the Hancock Horizon Funds and the Federated Funds, and the anticipated pro forma fees for the Federated Funds after giving effect to the Reorganization. The Federated Funds will be the legal and accounting survivor after the Reorganizations.

Hancock Horizon Core Bond Fund – Federated Total Return Bond Fund

Fees and Expenses

This table describes (1) the actual fees and expenses for the Investor Class Shares (IV) of Hancock Horizon Core Bond Fund for the fiscal year ended January 31, 2016; (2) the actual fees and expenses for the Service Shares (SS) of Federated Total Return Bond Fund for the six months ended May 31, 2016; and (3) the pro forma fees and expenses of the Service Shares (SS) of Federated Total Return Bond Fund on a combined basis after giving effect to the Reorganization.

	Hancock Horizon Core Bond Fund	Federated Total Return Bond Fund	Federated Total Return Bond Fund, Pro Forma Combined
	IV	SS	SS
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.55%	0.30%	0.30%
Distribution (12b-1) Fee	None	0.25%	0.25%
Other Expenses[1]	0.45%	0.41%	0.41%
Acquired Fund Fees and Expenses	0.03%	0.02%	0.02%
Total Gross Expenses	1.03%	0.98%	0.98%
Waivers[2]	None	0.30%	0.30%
Total Net Expenses	1.03%	0.68%	0.68%

1 Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by the Funds.

2 The Surviving Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2016, total annual fund operating expenses (excluding acquired fund fees and expenses, expenses allocated from affiliated partnerships, extraordinary expenses, and proxy-related expenses paid by the Surviving Fund, if any) paid by the Surviving Fund’s SS class will not exceed 0.66% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Surviving Fund’s next effective Prospectus. While the Surviving Fund Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) February 1, 2018 or (b) the date of the Surviving Fund’s next effective Prospectus.

Example

This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
Hancock Horizon Core Bond Fund – IV	$105	$328	$569	$1,259
Federated Total Return Bond Fund – SS	$100	$312	$542	$1,201
Federated Total Return Bond Fund – SS, Pro Forma Combined	$100	$312	$542	$1,201

Fees and Expenses

This table describes (1) the actual fees and expenses for the Class C Shares (C) of Hancock Horizon Core Bond Fund for the fiscal year ended January 31, 2016; (2) the actual fees and expenses for the Service Shares (SS) of Federated Total Return Bond Fund for the six months ended May 31, 2016; and (3) the pro forma fees and expenses of the Service Shares (SS) of Federated Total Return Bond Fund on a combined basis after giving effect to the Reorganization.

	Hancock Horizon Core Bond Fund	Federated Total Return Bond Fund	Federated Total Return Bond Fund, Pro Forma Combined
	C	SS	SS
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.55%	0.30%	0.30%
Distribution (12b-1) Fee	0.75%	0.25%	0.25%
Other Expenses[1]	0.45%	0.41%	0.41%
Acquired Fund Fees and Expenses	0.03%	0.02%	0.02%
Total Gross Expenses	1.78%	0.98%	0.98%
Waivers[2]	None	0.30%	0.30%
Total Net Expenses	1.78%	0.68%	0.68%

1 Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by the Funds.

2The Surviving Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2016, total annual fund operating expenses (excluding acquired fund fees and expenses, expenses allocated from affiliated partnerships, extraordinary expenses, and proxy-related expenses paid by the Surviving Fund, if any) paid by the Surviving Fund’s SS class will not exceed 0.66% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Surviving Fund’s next effective Prospectus. While the Surviving Fund Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) February 1, 2018 or (b) the date of the Surviving Fund’s next effective Prospectus.

Example

This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
Hancock Horizon Core Bond Fund – C	$181	$560	$964	$2,095
Federated Total Return Bond Fund – SS	$100	$312	$542	$1,201
Federated Total Return Bond Fund – SS, Pro Forma Combined	$100	$312	$542	$1,201

Fees and Expenses

This table describes (1) the actual fees and expenses for the Institutional Class Shares (IS) of Hancock Horizon Core Bond Fund for the fiscal year ended January 31, 2016; (2) the actual fees and expenses for the Institutional Shares (IS) of Federated Total Return Bond Fund for the six months ended May 31, 2016; and (3) the pro forma fees and expenses of the Institutional Shares (IS) of Federated Total Return Bond Fund on a combined basis after giving effect to the Reorganization.

	Hancock Horizon Core Bond Fund	Federated Total Return Bond Fund	Federated Total Return Bond Fund, Pro Forma Combined
	IS	IS	IS
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment
Management Fee	0.55%	0.30%	0.30%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.20%	0.16%	0.16%
Acquired Fund Fees and Expenses	0.03%	0.02%	0.02%
Total Gross Expenses	0.78%	0.48%	0.48%
Waivers[1]	None	0.10%	0.10%
Total Net Expenses	0.78%	0.38%	0.38%

1 The Surviving Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2016, total annual fund operating expenses (excluding acquired fund fees and expenses, expenses allocated from affiliated partnerships, extraordinary expenses, and proxy-related expenses paid by the Surviving Fund, if any) paid by the Surviving Fund’s IS class will not exceed 0.36% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Surviving Fund’s next effective Prospectus. While the Surviving Fund Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) February 1, 2018 or (b) the date of the Surviving Fund’s next effective Prospectus.

Example

This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
Hancock Horizon Core Bond Fund – IS	$80	$249	$433	$966
Federated Total Return Bond Fund – IS	$49	$154	$269	$604
Federated Total Return Bond Fund – IS, Pro Forma Combined	$49	$154	$269	$604

Hancock Horizon Growth Fund – Federated Kaufmann Large Cap Fund

Fees and Expenses

This table describes (1) the actual fees and expenses for the Investor Class Shares (IV) of Hancock Horizon Growth Fund for the fiscal year ended January 31, 2016; (2) the actual fees and expenses for the Class A Shares (A) of Federated Kaufmann Large Cap Fund for the six months ended April 30, 2016; and (3) the pro forma fees and expenses of the Class A Shares (A) of Federated Kaufmann Large Cap Fund on a combined basis after giving effect to the Reorganization.

	Hancock Horizon Growth Fund	Federated Kaufmann Large Cap Fund	Federated Kaufmann Large Cap Fund, Pro Forma Combined
	IV	A	A
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[1]	None	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment
Management Fee	0.80%	0.75%	0.75%
Distribution (12b-1) Fee[2]	None	0.00%	0.00%
Other Expenses[3]	0.47%	0.46%	0.46%
Acquired Fund Fees and Expenses	None	0.02%	0.02%
Total Gross Expenses	1.27%	1.23%	1.23%
Waivers[4]	None	0.13%	0.13%
Total Net Expenses	1.27%	1.10%	1.10%

1 Class IV Shares of the Hancock Horizon Growth Fund are not subject to front-end sales charge, while the Class A Shares of the Federated Kaufmann Large Cap Fund are subject to a front-end sales charge. Shareholders of Class IV Shares of the Hancock Horizon Growth Fund will acquire Class A Shares of the Federated Kaufmann Large Cap Fund in connection with the Reorganization at NAV and without a front-end sales charge. However, such shareholders may be subject to a front-end sales charge in connection with subsequent purchases of Class A Shares. See “Summary – Procedures for Purchasing, Redeeming and Exchanging Shares” for more details on the applicability of the front-end sales charge to holders of Class IV Shares of the Hancock Horizon Growth Fund with respect to shares of the Federated Kaufmann Large Cap Fund acquired in connection with the Reorganization and thereafter.

2 The Surviving Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the Class A Shares of the Surviving Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Class A Shares of the Surviving Fund. The Class A Shares of the Surviving Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Surviving Fund’s Board of Trustees (the “Trustees”).

3 Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by the Funds.

4 The Surviving Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2016, total annual fund operating expenses (excluding acquired fund fees and expenses, expenses allocated from affiliated partnerships, extraordinary expenses, and proxy-related expenses paid by the Surviving Fund, if any) paid by the Surviving Fund’s Class A Shares will not exceed 1.08% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) January 1, 2017; or (b) the date of the Surviving Fund’s next effective Prospectus. While the Surviving Fund Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) February 1, 2018 or (b) the date of the Surviving Fund’s next effective Prospectus.

Example

This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
Hancock Horizon Growth Fund – IV	$129	$403	$697	$1,534
Federated Kaufmann Large Cap Fund – A	$668	$919	$1,188	$1,957
Federated Kaufmann Large Cap Fund – A, Pro Forma Combined	$668	$919	$1,188	$1,957

Fees and Expenses

This table describes (1) the actual fees and expenses for the Class C Shares (C) of Hancock Horizon Growth Fund for the fiscal year ended January 31, 2016; (2) the actual fees and expenses for the Class A Shares (A) of Federated Kaufmann Large Cap Fund for the six months ended April 30, 2016; and (3) the pro forma fees and expenses of the Class Shares (A) of Federated Kaufmann Large Cap Fund on a combined basis after giving effect to the Reorganization.

	Hancock Horizon Growth Fund	Federated Kaufmann Large Cap Fund	Federated Kaufmann Large Cap Fund, Pro Forma Combined
	C	A	A
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[1]	None	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment
Management Fee	0.80%	0.75%	0.75%
Distribution (12b-1) Fee[2]	0.75%	0.00%	0.00%
Other Expenses[3]	0.47%	0.46%	0.46%
Acquired Fund Fees and Expenses	None	0.02%	0.02%
Total Gross Expenses	2.02%	1.23%	1.23%
Waivers[4]	None	0.13%	0.13%
Total Net Expenses	2.02%	1.10%	1.10%

1 Class C Shares of the Hancock Horizon Growth Fund are not subject to front-end sales charge, while the Class A Shares of the Federated Kaufmann Large Cap Fund are subject to a front-end sales charge. Shareholders of Class C Shares of the Hancock Horizon Growth Fund will acquire Class A Shares of the Federated Kaufmann Large Cap Fund in connection with the Reorganization at NAV and without a front-end sales charge. However, such shareholders may be subject to a front-end sales charge in connection with subsequent purchases of Class A Shares. See “Summary – Procedures for Purchasing, Redeeming and Exchanging Shares” for more details on the applicability of the front-end sales charge to holders of Class C Shares of the Hancock Horizon Growth Fund with respect to shares of the Federated Kaufmann Large Cap Fund acquired in connection with the Reorganization and thereafter.

2 The Surviving Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the Class A Shares of the Surviving Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Class A Shares of the Surviving Fund. The Class A Shares of the Surviving Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Surviving Fund’s Board of Trustees (the “Trustees”).

3 Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by the Funds.

4 The Surviving Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2016, total annual fund operating expenses (excluding acquired fund fees and expenses, expenses allocated from affiliated partnerships, extraordinary expenses, and proxy-related expenses paid by the Surviving Fund, if any) paid by the Surviving Fund’s Class A Shares will not exceed 1.08% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) January 1, 2017; or (b) the date of the Surviving Fund’s next effective Prospectus. While the Surviving Fund Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) February 1, 2018 or (b) the date of the Surviving Fund’s next effective Prospectus.

Example

This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
Hancock Horizon Growth Fund – C	$205	$634	$1,088	$2,348
Federated Kaufmann Large Cap Fund – A	$668	$919	$1,188	$1,957
Federated Kaufmann Large Cap Fund – A, Pro Forma Combined	$668	$919	$1,188	$1,957

Fees and Expenses

This table describes (1) the actual fees and expenses for the Institutional Class Shares (IS) of Hancock Horizon Growth Fund for the fiscal year ended January 31, 2016; (2) the actual fees and expenses for the Institutional Shares (IS) of Federated Kaufmann Large Cap Fund for the six months ended April 30, 2016; and (3) the pro forma fees and expenses of the Institutional Shares (IS) of Federated Kaufmann Large Cap Fund on a combined basis after giving effect to the Reorganization.

	Hancock Horizon Growth Fund	Federated Kaufmann Large Cap Fund	Federated Kaufmann Large Cap Fund, Pro Forma Combined
	IS	IS	IS
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment
Management Fee	0.80%	0.75%	0.75%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.22%	0.19%	0.19%
Acquired Fund Fees and Expenses	None	0.02%	0.02%
Total Gross Expenses	1.02%	0.96%	0.96%
Waivers[1]	None	0.11%	0.11%
Total Net Expenses	1.02%	0.85%	0.85%

1 The Surviving Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2016, total annual fund operating expenses (excluding acquired fund fees and expenses, expenses allocated from affiliated partnerships, extraordinary expenses, and proxy-related expenses paid by the Surviving Fund, if any) paid by the Surviving Fund’s IS class will not exceed 0.83% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) January 1, 2017; or (b) the date of the Surviving Fund’s next effective Prospectus. While the Surviving Fund Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) February 1, 2018 or (b) the date of the Surviving Fund’s next effective Prospectus.

Example

This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
Hancock Horizon Growth Fund – IS	$104	$325	$563	$1,248
Federated Kaufmann Large Cap Fund – IS	$98	$306	$531	$1,178
Federated Kaufmann Large Cap Fund – IS, Pro Forma Combined	$98	$306	$531	$1,178

Hancock Horizon Value Fund – Federated MDT Stock Trust

Fees and Expenses

This table describes (1) the actual fees and expenses for the Investor Class Shares (IV) of Hancock Horizon Value Fund for the fiscal year ended January 31, 2016; (2) the actual fees and expenses for the Service Shares (SS) of Federated MDT Stock Trust for the six months ended April 30, 2016; and (3) the pro forma fees and expenses of the SS shares of Federated MDT Stock Trust on a combined basis after giving effect to the Reorganization.

	Hancock Horizon Value Fund	Federated MDT Stock Trust	Federated MDT Stock Trust, Pro Forma Combined[1]
	IV	SS	SS
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment
Management Fee	0.80%	0.74%	0.73%
Distribution (12b-1) Fee	None	None	None
Other Expenses[2]	0.46%	0.48%	0.47%
Acquired Fund Fees and Expenses	None	0.01%	0.01%
Total Gross Expenses	1.26%	1.23%	1.21%
Waivers[3]	None	0.24%	0.22%
Total Net Expenses	1.26%	0.99%	0.99%

1 Subsequent to its April 30, 2016 semi-annual report, Federated MDT Stock Trust added an R6 class (effective June 29, 2016). The impact of this additional class is not reflected in the pro forma column in the table above because the class was not in existence for the Fund’s fiscal period ended April 30, 2016.

2 Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by the Funds.

3 Under the investment advisory contract, the Surviving Fund Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Surviving Fund’s aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Surviving Fund and its Shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed (after voluntary waivers and reimbursements) 1.00% of its average daily net assets. Shareholders must approve any changes to this contractual waiver/reimbursement. In addition, the Surviving Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses, expenses allocated from affiliated partnerships and proxy-related expenses, paid by the Surviving Fund, if any) paid by the Surviving Fund’s SS class (after voluntary waivers and/or reimbursements) will not exceed 0.98% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) January 1, 2017; or (b) the date of the Surviving Fund’s next effective Prospectus. While the Surviving Fund Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Surviving Fund’s Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) February 1, 2018 or (b) the date of the Surviving Fund’s next effective Prospectus.

Example

This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s shares operating expenses are based on the contractual expense limitation (if any) as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
Hancock Horizon Value Fund – IV	$128	$400	$692	$1,523
Federated MDT Stock Trust – SS	$104	$325	$563	$1,248
Federated MDT Stock Trust – SS, Pro Forma Combined	$104	$325	$563	$1,248

Fees and Expenses

This table describes (1) the actual fees and expenses for the Class C Shares (C) of Hancock Horizon Value Fund for the fiscal year ended January 31, 2016; (2) the actual fees and expenses for the Service Shares (SS) of Federated MDT Stock Trust for the six months ended April 30, 2016; and (3) the pro forma fees and expenses of the SS shares of Federated MDT Stock Trust on a combined basis after giving effect to the Reorganization.

	Hancock Horizon Value Fund	Federated MDT Stock Trust	Federated MDT Stock Trust, Pro Forma Combined[1]
	C	SS	SS
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment
Management Fee	0.80%	0.74%	0.73%
Distribution (12b-1) Fee	0.75%	None	None
Other Expenses[2]	0.46%	0.48%	0.47%
Acquired Fund Fees and Expenses	None	0.01%	0.01%
Total Gross Expenses	2.01%	1.23%	1.21%
Waivers[3]	None	0.24%	0.22%
Total Net Expenses	2.01%	0.99%	0.99%

1 Subsequent to its April 30, 2016 semi-annual report, Federated MDT Stock Trust added an R6 class (effective June 29, 2016). The impact of this additional class is not reflected in the pro forma column in the table above because the class was not in existence for the Fund’s fiscal period ended April 30, 2016.

2 Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by the Funds.

3 Under the investment advisory contract, the Surviving Fund Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Fund’s aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed (after voluntary waivers and reimbursements) 1.00% of its average daily net assets. Shareholders must approve any changes to this contractual waiver/reimbursement. In addition, the Surviving Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses, expenses allocated from affiliated partnerships and proxy-related expenses, paid by the Fund, if any) paid by the Fund’s SS class (after voluntary waivers and/or reimbursements) will not exceed 0.98% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) January 1, 2017; or (b) the date of the Surviving Fund’s next effective Prospectus. While the Surviving Fund Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Surviving Fund’s Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) February 1, 2018 or (b) the date of the Surviving Fund’s next effective Prospectus.

Example

This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s shares operating expenses are based on the contractual expense limitation (if any) as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
Hancock Horizon Value Fund – C	$204	$630	$1,083	$2,338
Federated MDT Stock Trust – SS	$104	$325	$563	$1,248
Federated MDT Stock Trust – SS, Pro Forma Combined	$104	$325	$563	$1,248

Fees and Expenses

This table describes (1) the actual fees and expenses for the Institutional Class Shares (IS) of Hancock Horizon Value Fund for the fiscal year ended January 31, 2016; (2) the actual fees and expenses for the Institutional Shares (IS) of Federated MDT Stock Trust for the six months ended April 30, 2016; and (3) the pro forma fees and expenses of the IS shares of Federated MDT Stock Trust on a combined basis after giving effect to the Reorganization.

	Hancock Horizon Value Fund	Federated MDT Stock Trust	Federated MDT Stock Trust, Pro Forma Combined[1]
	IS	IS	IS
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment
Management Fee	0.80%	0.74%	0.73%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.21%	0.23%	0.22%
Acquired Fund Fees and Expenses	None	0.01%	0.01%
Total Gross Expenses	1.01%	0.98%	0.96%
Waivers[2]	None	0.21%	0.19%
Total Net Expenses	1.01%	0.77%	0.77%

1 Subsequent to its April 30, 2016 semi-annual report, Federated MDT Stock Trust added an R6 class (effective June 29, 2016). The impact of this additional class is not reflected in the pro forma column in the table above because the class was not in existence for the Fund’s fiscal year ended April 30, 2016.

2 Under the investment advisory contract, the Surviving Fund Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Fund’s aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed (after voluntary waivers and reimbursements) 1.00% of its average daily net assets. Shareholders must approve any changes to this contractual waiver/reimbursement. In addition, the Surviving Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses, expenses allocated from affiliated partnerships and proxy-related expenses, paid by the Fund, if any) paid by the Fund’s IS class (after voluntary waivers and/or reimbursements) will not exceed 0.76% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) January 1, 2017; or (b) the date of the Surviving Fund’s next effective Prospectus. While the Surviving Fund Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Surviving Fund’s Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) February 1, 2018 or (b) the date of the Surviving Fund’s next effective Prospectus.

Example

This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s shares operating expenses are based on the contractual expense limitation (if any) as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years	5 Years	10 Years
Hancock Horizon Value Fund – IS	$103	$322	$558	$1,236
Federated MDT Stock Trust – IS	$100	$312	$542	$1,201
Federated MDT Stock Trust – IS, Pro Forma Combined	$98	$306	$531	$1,178

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION

The bar charts and tables below compare the potential risks and rewards of investing in the Hancock Horizon Funds and the Federated Funds. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year. The total returns shown in the bar charts are based upon NAV. The tables show each Fund’s average annual total returns for the one year, five year and ten year calendar periods (or since inception). These figures assume reinvestment of dividend distributions.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Hancock Horizon Core Bond Fund -- Federated Total Return Bond Fund

Hancock Horizon Core Bond Fund – Investor Class Shares (INV), Class C Shares (C) and Institutional Class Shares (IS):

Risk/Return Bar Chart and Table

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance.

Prior to May 31, 2016, Investor Class Shares of the Fund were called “Class A Shares,” and shareholders were charged a sales charge on certain purchases of Class A Shares. The Investor Class Shares performance provided in the table below for the period prior to May 31, 2016 represents the performance of Investor Class Shares when they were called Class A Shares and includes the Maximum Sales Charge (Load) that was applicable to Class A Shares.

Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.hancockhorizonfunds.com.

The performance information shown above is based on a calendar year. The Fund’s Institutional Class performance from January 1, 2016 to September 30, 2016 was 4.42%.

Within the periods shown in the bar chart, the Fund’s Institutional Class highest quarterly return was 4.85% (quarter ended December 31, 2008). Its lowest quarterly return was (2.60)% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015

This table compares the Fund’s average annual total returns for the periods ended December 31, 2015 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class only. After-tax returns for other classes will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

				Since Inception
Hancock Horizon Core Bond Fund	1 Year	5 Years	10 Years	(05/31/2000)
Fund Returns Before Taxes
Institutional Class Shares	(0.66)%	2.39%	3.93%	4.35%
Investor Class Shares	(4.88)%	1.31%	3.25%	3.82%
Class C Shares	(1.65)%	1.39%	2.92%	3.36%
Fund Returns After Taxes on Distributions
Institutional Class Shares	(1.69)%	1.37%	2.66%	2.88%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	(0.37)%	1.43%	2.57%	2.83%
Bloomberg Barclays Intermediate U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.21%	2.74%	4.26%	5.07%
Lipper® Core Plus Bond Funds Classification Average (reflects no deduction for sales charges or taxes)	(0.82)%	3.57%	4.66%	5.36%

Federated Total Return Bond Fund – Institutional Shares (IS) and Service Shares (SS)

Risk/Return Bar Chart

The bar chart and performance table shown below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s Institutional Shares performance from January 1, 2016 to September 30, 2016 was 7.28%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 5.07% (quarter ended September 30, 2009). Its lowest quarterly return was 2.64% (quarter ended December 31, 2014).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the Institutional Shares, and after-tax returns for the Fund’s Service Shares will differ from those shown for the Institutional Shares. Actual after-tax returns depend upon each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

(For the Period Ended December 31, 2015)

	1 Year	5 Years	10 Years
IS:
Return Before Taxes	(0.16)%	3.37%	4.87%
Return After Taxes on Distributions	(1.63)%	1.75%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares	(0.08)%	1.98%	3.12%
SS:
Return Before Taxes	(0.46)%	3.06%	4.56%
Bloomberg Barclays U.S. Aggregate Bond Index[1] (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%
Lipper Core Bond Funds Average[2]	(0.07)%	3.15%	4.04%

1	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges.

Hancock Horizon Growth Fund -- Federated Kaufmann Large Cap Fund

Hancock Horizon Growth Fund – Investor Class Shares (INV), Class C Shares (C) and Institutional Class Shares (IS):

Risk/Return Bar Chart and Table

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance.

Prior to May 31, 2016, Investor Class Shares of the Fund were called “Class A Shares,” and shareholders were charged a sales charge on certain purchases of Class A Shares. The Investor Class Shares performance provided in the table below for the period prior to May 31, 2016 represents the performance of Investor Class Shares when they were called Class A Shares and includes the Maximum Sales Charge (Load) that was applicable to Class A Shares.

Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.hancockhorizonfunds.com.

The performance information shown above is based on a calendar year. The Fund’s Institutional Class performance from January 1, 2016 to September 30, 2016 was 1.01%.

Within the periods shown in the bar chart, the Fund’s Institutional Class highest quarterly return was 15.13% (quarter ended March 31, 2012). Its lowest quarterly return was (24.86)% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2015

This table compares the Fund’s average annual total returns for the periods ended December 31, 2015 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class only. After-tax returns for other classes will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

				Since Inception
Hancock Horizon Growth Fund	1 Year	5 Years	10 Years	(05/31/2000)
Fund Returns Before Taxes
Institutional Class Shares	1.88%	12.21%	5.58%	5.47%
Investor Class Shares	(3.64)%	10.75%	4.75%	4.84%
Class C Shares	0.88%	11.10%	4.53%	4.44%
Fund Returns After Taxes on Distributions
Institutional Class Shares	(0.52)%	9.95%	4.29%	4.60%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	2.69%	9.44%	4.34%	4.40%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	5.67%	13.53%	8.53%	3.89%
Lipper® Multi Cap Growth Funds Classification Average (reflects no deduction for sales charges or taxes)	2.51%	11.12%	7.34%	4.36%

Federated Kaufmann Large Cap Fund – Institutional Shares (IS) and Class A Shares (A)

Risk/Return Bar Chart

The bar chart and performance table shown below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s Institutional Shares total return for the nine-month period from January 1, 2016 to September 30, 2016, was 4.46%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 24.15% (quarter ended June 30, 2009). Its lowest quarterly return was (21.37)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the Institutional Shares, and after-tax returns for the Class A Shares will differ from those shown for the Institutional Shares. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

(For the Period Ended December 31, 2015)

	1 Year	5 Years	Since Inception 12/5/2007
A:
Return Before Taxes	(2.78)%	11.96%	8.97%
IS:
Return Before Taxes	3.13%	13.51%	10.01%
Return After Taxes on Distributions	3.13%	12.87%	9.60%
Return After Taxes on Distributions and Sale of Fund Shares	1.77%	10.72%	8.08%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	7.88%
Morningstar Large Growth Funds Average[2]	3.60%	11.70%	5.83%
1	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

Hancock Horizon Value Fund -- Federated MDT Stock Trust

Hancock Horizon Value Fund – Investor Class Shares (INV), Class C Shares (C) and Institutional Class Shares (IS):

Risk/Return Bar Chart and Table

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance.

Prior to May 31, 2016, Investor Class Shares of the Fund were called “Class A Shares,” and shareholders were charged a sales charge on certain purchases of Class A Shares. The Investor Class Shares performance provided in the table below for the period prior to May 31, 2016 represents the performance of Investor Class Shares when they were called Class A Shares and includes the Maximum Sales Charge (Load) that was applicable to Class A Shares.

Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.hancockhorizonfunds.com.

The performance information shown above is based on a calendar year. The Fund’s Institutional Class performance from January 1, 2016 to September 30, 2016 was 4.71%.

Within the periods shown in the bar chart, the Fund’s Institutional Class highest quarterly return was 13.54% (quarter ended December 31, 2011). Its lowest quarterly return was (19.39)% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2015

This table compares the Fund’s average annual total returns for the periods ended December 31, 2015 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class only. After-tax returns for other classes will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

				Since Inception
Hancock Horizon Value Fund	1 Year	5 Years	10 Years	(05/31/2000)
Fund Returns Before Taxes
Institutional Class Shares	(6.71)%	9.46%	5.66%	7.48%
Investor Class Shares	(11.83)%	8.01%	4.82%	6.85%
Class C Shares	(7.67)%	8.36%	4.62%	6.44%
Fund Returns After Taxes on Distributions
Institutional Class Shares	(9.81)%	7.18%	4.23%	6.38%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	(1.66)%	7.24%	4.48%	6.20%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	(3.83)%	11.27%	6.16%	6.07%
Lipper® Multi Cap Value Funds Classification Average (reflects no deduction for sales charges or taxes)	(5.23)%	9.24%	5.52%	6.19%

Federated MDT Stock Trust – Institutional Shares (IS) and Service Shares (SS)

Risk/Return Bar Chart

The bar chart and performance table shown below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s Service Shares class total return for the nine month period from January 1, 2016 to September 30, 2016 was 7.24%.

Within the periods shown in the bar chart, the Fund’s Service Shares highest quarterly return was 16.69% (quarter ended June 30, 2009). Its lowest quarterly return was (19.13)% (quarter ended September 30, 2011).

Average Annual Total Return Table

The Fund’s Institutional Shares commenced operations on January 29, 2010. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown below is for the Fund’s Service Shares. The performance of the Service Shares has not been adjusted to reflect the expenses applicable to the Institutional Shares since the Institutional Shares has a lower expense ratio than the expense ratio of the Service Shares. The performance of the Service Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Service Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares.

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Service Shares to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the Service Shares and after tax-returns for the Institutional Shares will differ from those shown for the Service Shares. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plans.

(For the Period Ended December 31, 2015)

	1 Year	5 Years	10 Years
SS:
Return Before Taxes	(5.00)%	13.11%	6.95%
Return After Taxes on Distributions	(7.52)%	10.42%	5.07%
Return After Taxes on Distributions and Sale of Fund Shares	(1.84)%	10.01%	5.38%
IS:
Return Before Taxes	(4.79)%	13.36%	7.09%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	(3.83)%	11.27%	6.16%
Morningstar Large Value Funds Average[2] (reflects no deduction for fees, expenses or taxes)	(4.05)%	9.75%	5.59%
1	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The Russell 1000® Value Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the Hancock Horizon Funds and the Federated Funds are included as Annex C to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The fiscal year end of the Hancock Horizon Funds is January 31. The fiscal year end of Federated Total Return Bond Fund is November 30. The fiscal year end of Federated Kaufmann Large Cap Fund is October 31. The fiscal year end of Federated MDT Stock Trust is October 31.

The financial highlights for the fiscal years ended January 31 for the Hancock Horizon Funds have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements is included in its Annual Report. The financial highlights for the fiscal period ended July 31, 2016 for the Hancock Horizon Funds are unaudited.

The information for the Federated Total Return Bond Fund and Federated Kaufmann Large Cap Fund have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with each Fund’s audited financial statements, are included in each Fund’s Annual Report. Federated MDT Stock Trust has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in its Annual Report. The financial highlights for the periods ended April 30, 2016 for Federated Kaufmann Large Cap Fund and Federated MDT Stock and May 31, 2016 for Federated Total Return Bond Fund are unaudited.

INVESTMENT ADVISER

Hancock Horizon Funds

Horizon Advisers provides investment management services, personal trust, employee benefit, corporate trust and wealth management services. As of March 31, 2016, Horizon Advisers employed approximately 32 people and managed approximately $2.1 billion in assets. Horizon Advisers, formed in 2001, is an unincorporated division of Whitney Bank. Whitney Bank, which uses the trade name Hancock Bank, is part of Hancock Holding Company’s family of companies. Hancock Holding Company and its family of companies, including Whitney Bank, are collectively referred to as “Hancock.” Horizon Adviser’s principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. Horizon Advisers and Hancock are responsible for the management of approximately $6.1 billion.

Federated Funds

The investment adviser for Federated Total Return Bond Fund is FIMCO. FIMCO manages Federated Total Return Bond Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of FIMCO, provides certain support services to FIMCO. The fee for these services is paid by FIMCO and not by Federated Total Return Bond Fund. The address of FIMCO and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The investment adviser for Federated Kaufmann Large Cap Fund is FEMCOPA. FEMCOPA manages Federated Kaufmann Large Cap Fund’s assets, including buying and selling portfolio securities. FASC, an affiliate of FEMCOPA, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to FEMCOPA. The fee for these services is paid by FEMCOPA and not by Federated Kaufmann Large Cap Fund. The address of FEMCOPA is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

FEMCOPA has delegated daily management of some or all of Federated Kaufmann Large Cap Fund’s assets to an investment sub-adviser, Federated Global Investment Management Corp. (“Fed Global”) who is paid by FEMCOPA and not by Federated Kaufmann Large Cap Fund, based on the portion of securities Fed Global manages. Fed Global’s address is 101 Park Avenue, 41st Floor, New York, NY 10178.

The investment adviser for Federated MDT Stock Trust is MDT Advisers, which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers commenced advising Federated MDT Stock Trust effective April 1, 2009. MDT Adviser or its affiliates have managed Federated MDT Stock Trust since its inception. MDT Advisers is responsible for the day-to-day management of Federated MDT Stock Trust in accordance with Federated MDT Stock Trust’s investment objectives and policies (subject to the general supervision of Federated MDT Stock Trust’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. FASC, an affiliate of MDT Advisers, provides security and market data and certain other support services to MDT Adviser. The fee for these services is paid by MDT Adviser and not by Federated MDT Stock Trust. The address of MDT Advisers is 125 High Street, Oliver Street Tower, 21st Floor, Boston, Massachusetts 02110-2704.

FIMCO, FEMCOPA, Fed Global, MDT Adviser and other subsidiaries of Federated advise approximately 123 equity, fixed-income and money market mutual funds (including sub-advised funds) as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $364.3 billion in assets as of September 30, 2016.

Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 7,700 investment professionals and institutions.

INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES

The Hancock Horizon Funds and the Federated Funds pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment adviser or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

Hancock Horizon Funds

The Hancock Horizon Funds pay the Hancock Horizon Funds Adviser management fees as follows:

Fund	Advisory Fee
Core Bond Fund[1]	0.55% on the first $500 million in assets; 0.50% for assets between $500 million and $1 billion; and 0.45% on assets over $1 billion
Growth Fund[1]	0.80% on the first $500 million in assets; 0.75% for assets between $500 million and $1 billion; and 0.70% on assets over $1 billion
Value Fund[1]	0.80% on the first $500 million in assets; 0.75% for assets between $500 million and $1 billion; and 0.70% on assets over $1 billion
1	Prior to May 31, 2016, the advisory fee was 0.60% for the Core Bond Fund, 0.80% for the Value Fund, 0.80% for the Growth Fund.

The Hancock Horizon Funds Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding dividend and interest expenses on securities sold short, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)), from exceeding the amounts listed in the table below, as a percentage of average daily net assets of the separate class shares of the Hancock Horizon Core Bond Fund (the “Contractual Expense Limit”), until May 31, 2017:

Fund	Institutional Class	Investor Class	Class C
Hancock Horizon Core Bond Fund	0.75%	1.00%	1.75%

If at any point the Hancock Horizon Core Bond Fund’s total annual fund operating expenses (not including excluded expenses) are below the Contractual Expense Limit, the Hancock Horizon Funds Adviser may receive from the Hancock Horizon Core Bond Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Contractual Expense Limit, to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement, or any prior agreement, was in place. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Hancock Horizon Funds Adviser, upon ninety (90) days’ prior written notice to the Hancock Trust, effective as of the close of business on May 31, 2017.

The Hancock Horizon Funds Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) of the Hancock Horizon Value Fund and the Hancock Horizon Growth Fund from exceeding the amounts listed in the table below, as a percentage of average daily net assets of the separate class shares of each Fund (the “Voluntary Expense Limit”):

Fund	Institutional Class	Investor Class	Class C
Hancock Horizon Value Fund	1.10%	1.35%	2.10%
Hancock Horizon Growth Fund	1.10%	1.35%	2.10%

These voluntary fee waivers remain in place as of the date of Prospectus/Proxy Statement, but the Hancock Horizon Funds Adviser may discontinue all or part of these waivers at any time.

If at any point the Hancock Horizon Value Fund’s or the Hancock Horizon Growth Fund’s total annual operating expenses (not including excluded expenses) are below the Voluntary Expense Limit, the Hancock Horizon Funds Adviser may receive from the applicable Hancock Horizon Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the Voluntary Expense Limit, to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement, or any prior agreement, was in place.

Federated Funds

The investment advisory contract for Federated Total Return Bond Fund provides for payment to FIMCO of an annual investment advisory fee of 0.30% of the Federated Total Return Bond Fund’s average daily net assets. FIMCO may voluntarily waive a portion of its fee or reimburse the Federated Total Return Bond Fund for certain operating expenses. FIMCO and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of Federated Total Return Bond Fund’s Prospectus.

The investment advisory contract for Federated Kaufmann Large Cap Fund provides for payment to FEMCOPA of an annual investment advisory fee of 0.75% of Federated Kaufmann Large Cap Fund’s average daily net assets. FEMCOPA may voluntarily waive a portion of its fee or reimburse Federated Kaufmann Large Cap Fund for certain operating expenses. FEMCOPA and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of Federated Kaufmann Large Cap Fund’s Prospectus.

The investment advisory contract for Federated MDT Stock Trust provides for payment to MDT Advisers of an annual investment advisory fee based on Federated MDT Stock Trust’s average daily net assets, as set forth in the table below. MDT Advisers may voluntarily waive a portion of its fee or reimburse Federated MDT Stock Trust for certain operating expenses. MDT Advisers and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of Federated MDT Stock Trust’s Prospectus.

Federated MDT Stock Trust’s Average Daily Net Assets	Gross Advisory Fee (annual rate)
Up to $500 million	0.750%
On the next $500 million to $1 billion	0.675%
On the next $500 million to $1.5 billion	0.600%
On the next $500 million to $2 billion	0.525%
On excess of $2 billion	0.400%

Rule 12b-1 Plan

Hancock Horizon Funds

The Hancock Trust has adopted a plan under Rule 12b-1 under the 1940 Act that allows Class C Shares of the Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund and Hancock Horizon Value Fund to pay distribution and other fees for the sale of Class C Shares and for services provided to Class C shareholders. Because these fees are paid out of each Hancock Horizon Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

To the extent that Class C Shares are held through Hancock or any of its affiliates, including Hancock Investment Services, Inc. (“H.I.S., Inc.”), those entities may receive the distribution and servicing fees, payable from the Hancock Horizon Funds’ assets, applicable to that class of shares.

H.I.S., Inc., a member of the Financial Industry Regulatory Authority (“FINRA”) and the Securities Investor Protection Corporation, is a wholly-owned brokerage subsidiary of Hancock.

Federated Funds

The Board of Directors of Federated Total Return Bond Fund has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.25% for SS class’ average net assets to Federated Securities Corp. (the “Distributor”) for the sale, distribution, administration and customer servicing of Federated Total Return Bond Fund’s Shares. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

The Board of Trustees of Federated Kaufmann Large Cap Fund has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.25% for A class’s average net assets to the Distributor for the sale, distribution, administration and customer servicing of Federated Kaufmann Large Cap Fund’s A class. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Federated Kaufmann Large Cap Fund’s A class has no present intention of paying, accruing or incurring any Rule 12b-1 Fees until such time as approved by the Fund’s Board of Trustees. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

The Board of Trustees of Federated MDT Stock Trust has not adopted a Rule 12b-1 Plan for its SS and IS classes.

Custody Services Fees (Hancock Horizon Funds only)

Hancock serves as custodian of each Hancock Horizon Fund and for such services is paid an annual fee, payable from the Hancock Horizon Funds’ assets, of 0.03% of each Hancock Horizon Fund’s average daily net assets.

Transfer Agency Services (Hancock Horizon Funds only)

Hancock serves as the transfer agent and dividend disbursing agent for the Hancock Horizon Funds. For providing these services, Hancock is paid: (i) an annual fee of $12,000 for each class of each Hancock Horizon Fund; and (ii) 0.0175% of the average daily net assets of the Hancock Horizon Funds.

Administrative Fees

Hancock Horizon Funds

SEI Investments Global Funds Services (the “Administrator”) is the Administrator of the Hancock Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments company, is the owner of all beneficial interest in the Administrator.

The Hancock Horizon Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Hancock Horizon Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Hancock Horizon Funds. For the year ended January 31, 2016, the Hancock Horizon Funds were charged as follows for these services:

Fund Name	Administration Fee Charged
Hancock Horizon Core Bond Fund	$158,307
Hancock Horizon Growth Fund	$92,101
Hancock Horizon Value Fund	$104,152

Federated Funds

Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Federated Funds. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Federated Funds. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Federated Funds.

Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets over $20 billion

Service Fees

Hancock Horizon Funds

The Hancock Horizon Funds, with respect to Investor Class Shares and Class C Shares, have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on a Fund’s Investor Class and Class C Shares’ average daily net assets. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder and/or administrative services.

To the extent that Investor Class and Class C Shares are held through Hancock or any of its affiliates, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Hancock Horizon Funds’ assets, of up to 0.25% of average daily net assets attributable to Investor Class and Class C Shares.

Federated Funds

The SS class of Federated Total Return Bond Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts.

The A class of Federated Kaufmann Large Cap Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to FSSC for providing services to shareholders and maintaining shareholder accounts.

The SS class of Federated MDT Stock Trust may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Account Administration Fees (Federated Funds only)

The SS class of Federated Total Return Bond Fund, the A class of Federated Kaufmann Large Cap Fund and the SS class of Federated MDT Stock Trust may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees (Federated Funds only)

The Federated Funds may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees (Federated Funds only)

The Federated Funds may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

Hancock Horizon Funds

The Hancock Horizon Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees the Hancock Horizon Funds may pay to financial intermediaries pursuant to the Funds’ distribution plan or shareholder servicing plan.

From time to time, the Hancock Horizon Funds Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Hancock Horizon Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Hancock Horizon Funds Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Hancock Horizon Funds. A financial intermediary may provide these services with respect to Hancock Horizon Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Hancock Horizon Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Hancock Horizon Funds Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

Hancock and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and other trust and agency accounts that invest in the Funds. Hancock and its affiliates also may receive compensation for providing services to the Hancock Horizon Funds in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services.

Federated Funds

The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to the Federated Funds shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Federated Funds to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Federated Fund Advisers). These payments are not reflected in the fees and expenses listed in the fee table section of the Federated Funds’ Prospectuses and described above because they are not paid by the Federated Funds.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Federated Fund’s and/or other Federated Funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Federated Funds to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Funds and/or other Federated Funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Funds and any services provided, as well as about fees and/or commissions it charges.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The transfer agent and dividend disbursing agent for the Federated Funds is State Street Bank and Trust Company (State Street Bank). Services provided by State Street Bank include the issuance, cancellation and transfer of the Federated Funds’ shares, and the maintenance of records regarding the ownership of such shares.

Hancock serves as the Hancock Horizon Funds’ transfer agent under a Transfer Agency and Service Agreement dated May 31, 2000, as amended May 31, 2002 and September 1, 2010. Hancock receives (i) an annual fee of $12,000 for each class of each Hancock Horizon Fund; and (ii) 0.0175% of the average daily net assets of the Hancock Horizon Funds under the Transfer Agency and Service Agreement.

In connection with the Reorganizations, any minimum investment amounts applicable to initial investments in the Federated Funds shall be waived with respect to the Hancock Horizon Funds shareholders initial receipt of Federated Funds shares as part of the Reorganization.

With respect to the Class A Shares of Federated Kaufmann Large Cap Fund (“Relevant Surviving Fund Shares”) to be acquired by shareholders of Hancock Horizon Growth Fund’s Investor Class Shares and Class C Shares, in connection with the Reorganization, Hancock Horizon Growth Fund Shareholders will initially acquire Federated Kaufmann Large Cap Fund shares at NAV. With respect to subsequent purchases of Federated Kaufmann Large Cap Fund shares in the future, such future purchases of Federated Kaufmann Large Cap Fund shares would be at NAV so long as: (1) Hancock Horizon Growth Fund Shareholder’s account opened on the books and records of Federated Kaufmann Large Cap Fund as part of the Reorganization remains open and is held directly with Federated Kaufmann Large Cap Fund’s Transfer Agent (and not through an intermediary) or (2) such future purchase otherwise qualifies for a sales load exception pursuant to the terms of Federated Kaufmann Large Cap Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).

In connection with the Reorganizations, a shareholder of a Hancock Horizon Fund will initially acquire the shares of the applicable Federated Fund at net asset value, but subsequent purchases of such applicable Federated Fund may be subject to any sales loads (including any front-end sales load) applicable to purchases of such Federated Fund, as further described below.

Sales Charge for Certain Subsequent Purchases

Subsequent purchases of the Relevant Surviving Fund Shares by former shareholders of the Hancock Horizon Growth Fund’s Investor Class Shares and Class S Shares may be subject to sales charges. The following table lists the sales charges which will be applied to such purchases of Relevant Surviving Fund Shares, subject to the breakpoint discounts indicated in the table and described below:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Relevant Surviving Fund Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

Subsequent purchases of Relevant Surviving Fund Shares may qualify for a reduction or elimination of the sales, also known as a breakpoint discount. Contingent upon notification to Federated Kaufmann Large Cap Fund’s Transfer Agent, the sales charge at subsequent purchase of the Relevant Surviving Fund Shares may be reduced or eliminated by:

•	Purchasing the Relevant Surviving Fund Shares in greater quantities to reduce the applicable sales charge;
•	Combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class C and Class R Shares of any Federated fund made or held by other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”); the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the Class A, Class B, Class C, Class F and Class R Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
•	Signing a letter of intent to purchase a qualifying amount of Relevant Surviving Fund Shares within 13 months. Federated Kaufmann Large Cap Fund’s custodian will hold Relevant Surviving Fund Shares in escrow equal to the maximum applicable sales charge. If you complete the letter of intent, the custodian will release the shares in escrow to your account. If you do not fulfill the letter of intent, the custodian will redeem the appropriate amount from the shares held in escrow to pay the sales charges that were not applied to your purchases.

Purchases

Shares of the Hancock Horizon Funds and the Federated Funds may be purchased any day that the New York Stock Exchange (NYSE) is open. When a Fund receives your transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV of a share. Each of the Federated Funds’ and the Hancock Horizon Funds’ NAVs is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. Each Fund calculates the NAV by valuing the assets allocated to the share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of shares of the class outstanding.

Purchases of a Federated Funds’ shares may be made through a financial intermediary, directly from the Federated Funds by wire and by check or through an exchange from the same share class of another Federated Fund (for exchanges, you must meet the minimum initial investment requirements for purchasing shares and both accounts must have identical registrations). An institution may establish an account and place an order by calling a Federated Fund and the shares will be priced at the next calculated NAV after the Federated Fund receives the order. Similarly, shareholders may purchase shares of the Hancock Horizon Funds through an investment professional, financial institutions or financial intermediaries.

The Hancock Horizon Funds offer a Systematic Investment Plan (Investor Class Shares only) and the Federated Funds offer a Systematic Investment Program (collectively, “SIP”).

For the Federated Funds to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Federated Fund or the investor’s financial intermediary. Once you have opened an account, purchases of additional shares may be made automatically on a regular basis using the SIP. The minimum investment amount for SIPs is $50. Once you have opened an account, purchases of additional shares also may be made through a financial institution that is an ACH member (the purchase option can be established by completing the appropriate section of the new account form).

Likewise, for the Hancock Horizon Funds you must open an account with a bank, request and complete an application, and invest at least $100 per month. Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Each of the Funds reserves the right to reject any request to purchase or exchange shares.

Minimum initial and subsequent investment amounts for the Federated Funds:

The minimum initial investment amount for Federated Total Return Bond Fund Service Shares and Institutional Shares is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.

The minimum initial investment amount for Federated Kaufmann Large Cap Fund Class A Shares is generally $1,500 and $100 for subsequent investments. The minimum initial investment amount for Institutional Shares is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.

The minimum initial investment amount for Federated MDT Stock Trust Service Shares and Institutional Shares is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.

There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Federated Fund’s policy on “Accounts with Low Balances” as discussed in its Prospectus. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Federated Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Federated Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your share transactions.

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 for the Class A Shares (or in the case of IRAs, $250) and $25,000 for the Service Shares and Institutional Shares. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

Minimum initial and subsequent investment amounts for the Hancock Horizon Funds:

The minimum initial purchase for the Hancock Horizon Funds is much lower than the Federated Funds. The minimum initial purchase is $1,000. The minimum subsequent investment is at least $100. The minimum initial and subsequent investment through the SIP is $100.

A Hancock Horizon Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. For example, the minimum initial investment is waived for persons affiliated with Horizon Advisers, its affiliates and certain Hancock Horizon Funds service providers. The initial minimum investment also is waived for persons repurchasing shares redeemed within the preceding 30 days, certain wrap program accounts and fee based accounts held through financial intermediaries, and retirement plans.

If your account balance drops below $1,000 you may be required to sell your shares. The Hancock Horizon Funds will generally provide at least 60 days’ written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.

Redemptions and Exchanges

The Hancock Horizon Funds’ shareholders may redeem shares of the Hancock Horizon Funds at its NAV next determined after the Hancock Horizon Funds receive a redemption request in proper form. The Hancock Horizon Funds also offer redemptions by systematic withdrawal program (Investor Class Shares only) with an account balance of at least $10,000. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Hancock Horizon Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Shares of the Federated Funds may be redeemed or exchanged any day the NYSE is open. Redemptions and exchanges of the Federated Fund may be made through a financial intermediary or directly from the Federated Fund by telephone or by mailing a written request. Shares also may be redeemed or exchanged in a minimum amount of $50 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/ exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Federated Fund). An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established. Shares of the Federated Fund may be redeemed for cash or exchanged for shares of the same class of other Federated Funds on days on which the Federated Fund computes its NAV.

The Shares of the Federated Funds have an exchange privilege that allows shareholders to exchange their shares for any Federated Fund or share class that does not have a stated sales charge or contingent deferred sales charge. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Federated Funds may modify or terminate the exchange privilege at any time. Likewise, the Hancock Horizon Funds have an exchange privilege that allows shareholders to exchange their shares for other Hancock Horizon Fund for the same class of Shares of any other Hancock Horizon Fund offering such Shares. Hancock Horizon Fund shareholders may also exchange any class of shares of a Hancock Horizon Fund for a different class of shares of the same Hancock Horizon Fund, subject to such class’s eligibility requirements. The Federated Funds do not have a same-fund exchange feature. Same-fund exchanges are subject to the eligibility requirements and the fees and expenses of the share class a shareholder exchanges into. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of the Funds may be obtained by calling, the Federated Funds at 1-800-341-7400 or the Hancock Horizon Funds at 1-888-422-2654.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Dividends and Distributions

Fund	Declaration Frequency	Payment Frequency
Federated Total Return Bond Fund	Daily	Monthly
Federated Kaufmann Large Cap Fund	Annually	Annually
Federated MDT Stock Trust	Quarterly	Quarterly
Hancock Horizon Core Bond Fund	Monthly	Monthly
Hancock Horizon Growth Fund	Annually	Annually
Hancock Horizon Value Fund	Quarterly	Quarterly

Federated Fund shareholders who purchase shares by wire begin earning dividends on the day your wire is received. If you purchase shares by check, you begin earning dividends on the business day after the Federated Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

Dividends are paid to all shareholders invested in a Federated Fund on the record date. The record date is the date on which a shareholder must officially own shares to earn a dividend.

In addition, the Federated Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.

Each Hancock Horizon Fund makes distributions of its net realized capital gains, if any, at least annually. If you own a Hancock Horizon Fund’s shares on a Fund’s record date, you will be entitled to receive the distribution.

The Federated Funds’ dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Fund of which you are already a shareholder.

If you have elected to receive Federated Fund dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

With respect to the Hancock Horizon Funds, you will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Hancock Horizon Funds, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Hancock Horizon Funds receive your written notice. To cancel your election, simply send the Hancock Horizon Funds, or your investment professional or institution, written notice.

Under the federal securities laws, each of the Federated Funds and the Hancock Horizon Funds is required to provide a notice to shareholders regarding the source of distributions made by the applicable Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the applicable Fund’s distributions, if applicable, is available via the link to the applicable Fund and share class name at www.Federatedinvestors.com/FundInformation or at www.hancockhorizonfunds.com.

Tax Information

Each Fund’s distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your shares.

Frequent Trading

Hancock Horizon Funds Frequent Trading Policies:

The Hancock Horizon Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Hancock Horizon Funds may present risks to the Hancock Horizon Funds’ long- term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Hancock Horizon Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Hancock Horizon Fund investments, requiring the Hancock Horizon Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Hancock Horizon Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Hancock Horizon Funds’ policies and procedures described in this Prospectus and approved by the Hancock Trust’s Board. For purposes of applying these policies, the Hancock Horizon Funds’ service providers may consider the trading history of accounts under common ownership or control. The Hancock Horizon Funds’ policies and procedures include the following:

•	Shareholders are restricted from making more than one (1) “round trip,” including exchanges, into or out of a Hancock Horizon Fund per quarter. If a shareholder exceeds this amount, the Hancock Horizon Fund and/ or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Hancock Horizon Funds define a round trip as a purchase into a Hancock Horizon Fund by a shareholder, followed by a subsequent redemption out of the Hancock Horizon Fund, of an amount the Hancock Horizon Funds Adviser reasonably believes would be harmful or disruptive to the Hancock Horizon Fund.
•	Each Hancock Horizon Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Hancock Horizon Fund or the Hancock Horizon Funds Adviser reasonably believes that the trading activity would be harmful or disruptive to the Hancock Horizon Fund.

Each Hancock Horizon Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Hancock Horizon Funds’ long-term shareholders. The Hancock Horizon Funds do not knowingly accommodate frequent purchases and redemptions by Hancock Horizon Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Hancock Horizon Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Hancock Horizon Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Hancock Horizon Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Hancock Horizon Funds. If the Hancock Horizon Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Hancock Horizon Funds, the Hancock Horizon Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Hancock Horizon Funds or their service providers determine that the trading activity of any customer may be detrimental to the Hancock Horizon Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Hancock Horizon Funds by that customer. If the Hancock Horizon Funds are not satisfied that the intermediary has taken appropriate action, the Hancock Horizon Funds may terminate the intermediary’s ability to transact in Hancock Horizon Fund shares. When information regarding transactions in the Hancock Horizon Funds’ shares is requested by the Hancock Horizon Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Hancock Horizon Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Hancock Horizon Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Hancock Horizon Funds on behalf of other persons.

The Hancock Horizon Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Hancock Horizon Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Federated Funds Frequent Trading Policies:

Frequent or short-term trading into and out of the Federated Funds can have adverse consequences for the Federated Funds and shareholders who use the Federated Funds as long-term investment vehicles. Such trading in significant amounts can disrupt the Federated Funds’ investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Federated Funds. Investors engaged in such trading may also seek to profit by anticipating changes in each Federated Fund’s NAV in advance of the time as of which NAV is calculated.

The Federated Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Federated Funds’ Shares. The Federated Funds’ fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Federated Funds also monitor trading in Federated Fund Shares in an effort to identify disruptive trading activity. The Federated Funds monitor trades into and out of each of the Federated Funds within a period of 30 days or less. The Federated Funds may also monitor trades into and out of the Federated Funds for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Federated Funds will temporarily prohibit the shareholder from making further purchases or exchanges of Federated Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods, the Federated Funds will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Federated Fund Shares. Whether or not the specific monitoring limits are exceeded, the Federated Funds’ management or the Federated Fund Advisers may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Federated Funds and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Federated Funds define their limits on frequent trading of Federated Fund Shares, other purchases and sales of Federated Fund Shares may have adverse effects on the management of the Federated Funds’ portfolios and their performance.

The Federated Funds’ frequent trading restrictions do not apply to purchases and sales of Federated Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Federated Funds at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Federated Fund Shares, purchases and redemptions of Federated Fund Shares by other Federated funds could adversely affect the management of the Federated Funds’ portfolios and their performance.

The Federated Funds will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Federated Funds will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Federated Funds.

The Federated Funds’ objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Other funds in the Federated family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated fund, please read the prospectus of that other Federated fund for more information.

Portfolio Holdings Disclosure Policies

Hancock Horizon Funds:

The Hancock Horizon Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Hancock Horizon Fund’s investments as of the end of January would ordinarily be published at the end of February. Each Hancock Horizon Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Hancock Horizon Funds’ assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/. The information will generally remain available until replaced by new portfolio holdings information as described above. The investment advisers may exclude any portion of each Hancock Horizon Funds’ portfolio holdings from such publication when deemed to be in the best interest of each of the Hancock Horizon Funds. Please consult the Hancock Horizon Funds SAI for a full description of the policies and procedures that govern disclosure of the Hancock Horizon Funds’ portfolio holdings.

Federated Funds:

Information concerning the Federated Funds’ portfolio holdings is available via the link to the Federated Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Federated Funds’ portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of a Federated Fund’s top 10 holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Federated Fund and share class name at www.FederatedInvestors.com/FundInformation. A Federated Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Federated Fund’s portfolio holdings as of the end of the Federated Fund’s second and fourth fiscal quarters. The Federated Fund’s Form N-Q filings contain complete listings of the Federated Fund’s portfolio holdings as of the end of the Federated Fund’s first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Federated Funds’ portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

INFORMATION ABOUT THE REORGANIZATIONS

DESCRIPTION OF THE AGREEMENTS AND PLANS OF REORGANIZATION

The Plans provide for the respective Reorganizations to occur on the Closing Date, which is expected to be on or about January 27, 2017. On the Closing Date, all or substantially all of the assets of each Hancock Horizon Fund (other than certain deferred or prepaid expenses shown as an asset on the books of the Hancock Horizons Fund on the Closing Date, which deferred or prepaid expenses (if any) will not be acquired) will be transferred to the corresponding Federated Fund. In exchange for the transfer of these assets, the Federated Funds will simultaneously issue to the Hancock Horizon Funds a number of full and fractional shares of the Federated Funds (as applicable) equal in value to the aggregate NAV of the shares of the Hancock Horizon Funds (as applicable) calculated as of 4:00 p.m. on the Closing Date.

In the Reorganizations, the value of the Hancock Horizon Funds’ assets to be acquired by the Federated Funds shall be the value of such assets as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the respective Federated Fund’s Declaration of Trust or Articles of Incorporation, each as amended and/or restated to date, and its current Prospectus and SAI, and in accordance with the Federated Funds’ valuation procedures or such valuation procedures as shall be mutually agreed upon (and approved by) the respective Boards of the Federated Registrants and the Hancock Trust. At the time of the Reorganizations, the NAV per share of the Hancock Horizon Funds’ shares shall be computed as of the Closing Date, in accordance with valuation procedures established by the Board of the Federated Registrants or such other valuation procedures as shall be mutually agreed upon and approved by the respective Boards of the Federated Registrants and the Hancock Trust. Although there are differences in the valuation procedures for the Hancock Horizon Funds and the Federated Funds, the Funds have agreed in the Plans to work together to eliminate any material differences prior to the Reorganizations.

Prior to the Reorganizations, the Hancock Horizon Funds will discharge all of their known liabilities and obligations as provided in the Plans, and no Federated Fund will assume any liabilities of the Hancock Horizon Fund as a result of the Reorganizations. Whitney Bank or its affiliate will assume all liabilities of the Hancock Horizon Funds of any nature whatsoever, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not discharged by the Hancock Horizon Fund. Following the transfer of assets in exchange for shares of the Federated Funds (as applicable), the Hancock Horizon Funds will distribute the shares of the Federated Funds (as applicable) pro rata to its shareholders (as applicable) of record, respectively, in complete liquidation, dissolution and termination of the Hancock Horizon Funds. Shareholders of the Hancock Horizon Funds owning shares at the closing on the Closing Date of the Reorganizations will receive a number of shares of the Federated Funds (as applicable) with the same aggregate value (determined using the Federated Funds valuation procedures as described above) as the shareholder had in the corresponding share class of the Hancock Horizon Funds immediately before the Reorganizations. This distribution will be accomplished by the establishment of accounts in the names of the Hancock Horizon Funds’ shareholders on the share records of the Federated Funds’ transfer agent. The Federated Funds do not issue share certificates to shareholders. The transfer of shareholder accounts from the Hancock Horizon Funds to the Federated Funds will occur automatically. It is not necessary for Hancock Horizon Funds shareholders to take any action to actually effect the transfer.

The Plans contain customary representations, warranties and conditions. The Plans provide that the consummation of the Reorganizations is conditioned upon, among other things, the receipt by the Hancock Trust and the Federated Registrants of opinions to the effect that the Reorganizations will be tax-free to the Hancock Horizon Funds, their shareholders and the Federated Funds. A Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true in all material respects or the Federated Funds Board or Hancock Horizon Funds Board determines that the relevant Reorganization is not in the best interest of the applicable Federated Fund or Hancock Horizon Fund, respectively.

All fees and expenses incurred directly in connection with the consummation of the Reorganizations and the transactions contemplated by the Plans will be borne as contemplated in the Plans. See “Information About the Reorganizations – Costs of the Reorganizations” in this Prospectus/Proxy Statement for additional information.

The foregoing brief summary of the Plans is qualified in its entirety by the terms and provisions of the respective Plans. A form of the Plans for the Reorganizations is attached hereto as Annex A and incorporated herein by reference.

AGREEMENT AMONG FEDERATED, PARENT AND THE HANCOCK HORIZON FUNDS ADVISER

Federated entered into a Purchase Agreement with the Parent and the Hancock Funds Adviser dated as of November 17, 2016 (“Purchase Agreement”) regarding the sale by the Hancock Funds Adviser to Federated (or a designated advisory subsidiary of Federated) of certain assets relating to the Hancock Funds Adviser’s business of providing investment advisory services to the Hancock Horizon Funds, the Hancock Horizon Funds Adviser’s and its affiliates’ cooperation in connection with the Reorganizations, the payment of transaction expenses, and related matters. Assuming conditions in the Purchase Agreement and the Plans are met, shareholders of the Hancock Horizon Funds will become shareholders of the Federated Funds. If this occurs, the Hancock Horizon Funds Adviser or its affiliates may be entitled to receive compensation under the Purchase Agreement in an amount calculated on the amount of the assets of the Hancock Horizon Funds, provided that the amount of the assets of the Hancock Horizon Funds exceeds the threshold amount provided in the Purchase Agreement.

Under the Purchase Agreement, Federated, Parent and the Hancock Horizon Funds Adviser have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and with respect to the Reorganizations subject to compliance with fiduciary duties, to use commercially reasonable efforts not to cause (and to prevent their respective affiliates from causing) a violation of Section 15(f) in connection with the Reorganizations. Without limiting the foregoing, each of Federated, Parent and the Hancock Horizon Funds Adviser, subject to compliance with fiduciary duties, will use commonly reasonable efforts to cause the Federated Funds Boards to take such actions as are necessary to ensure that: (i) for a three-year period following the Reorganizations, at least 75% of the Federated Funds Boards are not “interested persons” (as that term is defined in the 1940 Act) of the Federated Fund Advisers or Horizon Fund Adviser; (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed as a result of the Reorganization and (iii) each vacancy on the Federated Funds Board is filled by a person who is not an interested person of the Federated Fund Advisers so as to comply with Section 15(f) of the 1940 Act and has been selected and proposed for election by a majority of the Boards who are not interested persons. Federated may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to the Hancock Horizon Funds Adviser.

It also is anticipated that the Parent or the Hancock Funds Adviser, or their affiliates, may, under agreements with one or more subsidiaries of Federated, be entitled to receive distribution or servicing fees from such subsidiaries on shareholder accounts for which it serves as the broker/dealer or intermediary of record and performs services. However, Parent or the Hancock Horizon Funds Adviser would no longer receive fees from the Hancock Horizon Funds or their affiliates with respect to those accounts. For more information with respect to applicable arrangements for the payment of servicing and/or distribution fees, see “Comparative Fee Tables” above.

In addition, it is anticipated that the Parent or the Hancock Horizon Funds Adviser, or their affiliates, may, under agreements with one or more subsidiaries of Federated, be eligible to receive from Federated or its affiliates supplemental payments for services rendered based on a percentage of the value of the shares of the Federated Funds that are held by shareholders. These payments may be significant.

The Hancock Horizon Funds Adviser, Parent, Federated and/or their affiliates have agreed upon which entities as between them will be responsible for all (or certain portions of) the transaction costs (as defined in the Plans) of the Reorganizations, including any costs associated with preparing, filing, printing, and mailing this Prospectus/Proxy Statement.

COSTS OF THE REORGANIZATION

Under each of the Plans, the Hancock Horizon Funds and the Federated Funds will not bear any expenses associated with their participation in the Reorganizations, except as contemplated below and under Article IX of the Plans, a form of which is attached as Annex A and incorporated herein by reference. The Federated Fund Advisers and/or the Hancock Horizon Funds Adviser, or their affiliates, will bear certain expenses associated with the Hancock Horizon Funds’ and the Federated Funds’ participation in the Reorganizations as agreed between them. Such Reorganization expenses include: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the registration statement on Form N-14 which includes this Prospectus/Proxy Statements; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs. Each of the foregoing expenses will be borne by the Federated Fund Advisers, the Hancock Horizon Funds Adviser, or their affiliates, as agreed between Federated and the Hancock Horizon Funds Adviser, and will not be borne by the Funds. The Federated Funds will bear expenses associated with the qualification of Federated Funds’ shares for sale in the various states on an as-incurred basis. In addition, to the extent that any disposal of portfolio securities is determined to be necessary in connection with a Reorganizations, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Federated Funds also may dispose of certain securities, and acquire replacement securities, after the Reorganizations are consummated in the ordinary course. The amount of transaction costs incurred by the Hancock Horizon Funds and the Federated Funds in connection with these potential sales and acquisitions of portfolio securities is not expected to be significant. With respect to Federated MDT Stock Trust, securities may be held or disposed of following the applicable Reorganization in accordance with MDT Adviser’s Optimum Q Process, a quantitative computer model driven by fundamental stock selection variables. The transaction costs incurred, if any, in connection with the disposition of securities in accordance with the Optimum Q Process will be borne by Federated MDT Stock Trust, subject to the applicable Fee Limit as discussed above in the section entitled “Summary - Comparative Fee Tables.”

DESCRIPTION OF THE HANCOCK HORIZON FUNDS AND FEDERATED FUNDS CAPITALIZATION

The shares of the Federated Funds to be issued to shareholders of the Hancock Horizon Funds under the Plans will be fully paid and non-assessable when issued (except as described in the applicable Federated Funds’ Registration Statements), transferable without restriction and will have no preemptive rights. Please see the prospectuses of the Federated Funds for additional information about the shares of the Federated Funds.

The following tables set forth the unaudited capitalization of the Hancock Horizon Funds into the Federated Funds on a pro forma combined basis after giving effect to the Reorganizations.

1) Hancock Horizon Core Bond Fund into the Federated Total Return Bond Fund

The following table sets forth the unaudited capitalization of the Hancock Horizon Core Bond Fund into Federated Total Return Bond Fund as of October 31, 2016.

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Core Bond Fund – Investor Class Shares	$17,468,454	1,085,124	$16.10
Adjustment	-	495,732
Hancock Horizon Core Bond Fund – Class C Shares	$1,470,285	90,817	$16.19
Adjustment	-	42,240
Federated Total Return Bond Fund – Service Shares	$582,366,886	52,701,931	$11.05

Federated Total Return Bond Fund Pro Forma Combined – Service Shares	$601,305,625	54,415,844	$11.05

Hancock Horizon Core Bond Fund – Institutional Class Shares	$137,102,418	8,498,013	$16.13
Adjustment	-	3,909,446
Federated Total Return Bond Fund – Institutional Shares	$5,677,827,036	513,828,446	$11.05

Federated Total Return Bond Fund, Pro Forma Combined – Institutional Shares	$5,814,929,454	526,235,905	$11.05

1 Does not reflect additional $683,537,933 in net assets of Federated Total Return Bond Fund represented by other share classes.

2) Hancock Horizon Growth Fund into the Federated Kaufmann Large Cap Fund

The following table sets forth the unaudited capitalization of the Hancock Horizon Growth Fund into Federated Kaufmann Large Cap Fund as of October 31, 2016.

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Growth Fund – Investor Class Shares	$21,615,744	1,249,081	$17.31
Adjustment	-	(102,965)
Hancock Horizon Growth Fund – Class C Shares	$557,837	38,729	$14.40
Adjustment	-	(9,151)
Federated Kaufmann Large Cap Fund – Class A Shares	$774,105,109	41,045,733	$18.86

Federated Kaufmann Large Cap Fund, Pro Forma Combined – Class A Shares	$796,278,690	42,221,427	$18.86

Hancock Horizon Growth Fund – Institutional Class Shares	$109,281,769	5,999,838	$18.21
Adjustment	-	(314,002)
Federated Kaufmann Large Cap Fund – Institutional Shares	$1,332,772,195	69,327,323	$19.22

Federated Kaufmann Large Cap Fund, Pro Forma Combined – Institutional Shares	$1,442,053,964	75,013,159	$19.22

1 Does not reflect additional $610,599,419 in net assets of Federated Kaufmann Large Cap Fund represented by other share classes.

3) Hancock Horizon Value Fund into the Federated MDT Stock Trust

The following table sets forth the unaudited capitalization of the Hancock Horizon Value Fund into Federated MDT Stock Trust as of April 30, 2016.

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Value Fund – Investor Class Shares	$37,084,328	1,713,455	$21.64
Adjustment[2]	$(7,396)	(271,895)
Hancock Horizon Value Fund – Class C Shares	$986,731	47,415	$20.81
Adjustment[2]	$(197)	(9,058)
Federated MDT Stock Trust – Service Shares	$263,380,003	10,241,682	$25.72

Federated MDT Stock Trust, Pro Forma Combined – Service Shares	$301,443,469	11,721,599	$25.72

Hancock Horizon Value Fund – Institutional Class Shares	$116,986,814	5,370,981	$21.78
Adjustment[2]	$(23,331)	(821,643)
Federated MDT Stock Trust – Institutional Shares	$286,491,584	11,143,242	$25.71

Federated MDT Stock Trust, Pro Forma Combined – Institutional Shares	$403,455,067	15,692,580	$25.71

1 Does not reflect additional $16,995,452 in net assets of Federated MDT Stock Trust represented by another share class.

2 Adjustment for prepaid assets which will not be accepted as part of the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to each of the Reorganizations, the Federated Funds and the corresponding Hancock Horizon Funds will receive opinions of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The Reorganizations as set forth in the Plans will constitute tax-free reorganizations under section 368(a) of the Code, and the Hancock Horizon Funds and Federated Funds will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	No gain or loss will be recognized by the Federated Funds upon their receipt of the corresponding Hancock Horizon Funds’ assets solely in exchange for shares of the Federated Funds;
•	No gain or loss will be recognized by the Hancock Horizon Funds upon transfer of its assets to the corresponding Federated Funds solely in exchange for shares of the Federated Funds or upon the distribution (whether actual or constructive) of shares of the Federated Funds to shareholders of the Hancock Horizon Funds in exchange for their shares of the Hancock Horizon Funds;
•	No gain or loss will be recognized by shareholders of the Hancock Horizon Funds upon exchange of their shares for shares of the corresponding Federated Funds (including any fractional shares to which they may be entitled);
•	The aggregate tax basis of the shares of the Federated Funds received by shareholders of the corresponding Hancock Horizon Funds pursuant to the Reorganizations (including any fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Hancock Horizon Funds’ shares held by such shareholder immediately prior to the Reorganizations;
•	The holding period of the Federated Funds’ shares received by shareholders of the corresponding Hancock Horizon Funds (including any fractional shares to which they may be entitled) will include the period during which the Hancock Horizon Funds’ shares exchanged therefor were held by such shareholders, provided the shares of the Hancock Horizon Funds were held as capital assets at the time of the Reorganizations;
•	The tax basis of the Hancock Horizon Funds’ assets acquired by the corresponding Federated Funds will be the same as the tax basis of such assets to the Hancock Horizon Funds immediately prior to the Reorganizations; and
•	The holding period of the assets of the Hancock Horizon Funds in the hands of the corresponding Federated Funds will include the period during which those assets were held by the Hancock Horizon Funds.
•	The Federated Funds will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Hancock Horizon Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

The opinions provided in connection with the Reorganizations may be based on customary assumptions and such representations as tax counsel may reasonably request and are reasonably acceptable to counsel for the Hancock Horizon Funds and the Federated Funds. Hancock Horizon Funds will cooperate to make and certify the accuracy of such representations. The foregoing opinions may state that no opinion is expressed as to the effect of the Reorganizations on the applicable Federated Funds, the corresponding Hancock Horizon Funds or the Hancock Horizon Funds’ shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. The requirement that the above-described opinions be provided in connection with the Reorganizations cannot be waived by either the applicable Federated Funds or the corresponding Hancock Horizon Funds.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Hancock Horizon Funds would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in the shareholder’s shares of the Hancock Horizon Fund and the fair market value of the shares of the Federated Fund shares received in exchange therefor.

See the discussion under the section entitled “Summary – Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganizations, including (without limitation) information on the Funds’ unrealized gains/losses and capital loss carry forwards, and the possibility that the Hancock Horizon Funds may make distributions (which may be taxable) of ordinary income and/or realized capital gains to their respective shareholders prior to the Reorganizations being consummated.

Shareholders of the Hancock Horizon Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganizations.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

The Hancock Trust and Federated Registrants are open-end, management investment companies. The Hancock Trust was established under the laws of the Commonwealth of Massachusetts. The Federated Registrants were established as follows: Federated Total Return Series, Inc. was established under the laws of the State of Maryland; and Federated Equity Funds and Federated MDT Stock Trust were established under the laws of the Commonwealth of Massachusetts.

The rights of shareholders of the Federated Registrants and the Hancock Trust are defined by their respective organizational documents and state law. The chart in Annex D attached hereto compares the rights of shareholders of the Hancock Trust and the rights of shareholders of the Federated Registrants.

INFORMATION ABOUT HANCOCK HORIZON FUNDS AND FEDERATED FUNDS

WHERE TO FIND ADDITIONAL INFORMATION

Information about the Hancock Horizon Funds is included in its Prospectus and SAI dated January 31, 2016, as supplemented, which is incorporated herein by reference. Information about the Federated Total Return Bond Fund is included in its Prospectus dated January 31, 2016, and its SAI. Information about Federated Kaufmann Large Cap Fund is included in its Prospectus dated December 31, 2015, and its SAI. Information about Federated MDT Stock Trust is included in its Prospectus dated December 31, 2015, and its SAI. Copies of the prospectuses and SAIs of the Federated Funds, the Prospectus and SAI of the Hancock Horizon Funds, and the SAI dated December 19, 2016 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Federated Funds at 1-800-341-7400 or the Hancock Horizon Funds at 1-888-422-2654 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or writing the Hancock Horizon Funds at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Prospectus and SAI of the Hancock Horizon Funds can be found electronically at www.hancockhorizon.com. The Prospectuses and SAIs of the Federated Funds are also available electronically on Federated’s website at FederatedInvestors.com.

The Hancock Trust, and the Federated Registrants, on behalf of their Funds, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, information/proxy statements and other information filed by the Hancock Trust and by the Federated Registrants, on behalf of their Funds, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

If you wish to participate in the Meeting, you may vote by mail or telephone, or in person. Your vote is important no matter how many shares you own. At any time before the Special Meeting, you may change your vote by providing written notice to the Hancock Trust, by submitting a subsequent proxy by mail or telephone, or by voting in person at the Special Meeting. For additional voting information, shareholders should call 1-800-990-2434.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Hancock Trust, who will not be paid for these services.

The approval of the holders of a majority of the shares of the relevant Hancock Horizon Fund entitled to vote at the Special Meeting is required to approve each Plan. All proxy cards that are properly executed and received in time to be voted at the Special Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF APPROVAL OF THE PLANS.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Special Meeting. The presence in person or by proxy of shareholders of the applicable Hancock Horizon Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the

Hancock Horizon Fund as of the Record Date constitutes a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of the Plans, because an absolute percentage of affirmative votes is required to approve the Plans. A Hancock Horizon Fund may request that selected brokers and nominees, in their discretion, return uninstructed shares of a Hancock Horizon Fund, if doing so is necessary to obtain a quorum.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Plans are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Special Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the Plans in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the Plans against such an adjournment.

SHARE OWNERSHIP OF THE FUNDS

Hancock Horizon Funds

At the close of business on the Record Date, the Hancock Horizon Funds had the following numbers of outstanding shares:

[TO BE FILED BY AMENDMENT]

Name of Fund	Share Class	Outstanding Shares
Hancock Horizon Core Bond Fund	Institutional Class Shares Investor Class Shares Class C Shares
Hancock Horizon Growth Fund	Institutional Class Shares Investor Class Shares Class C Shares
Hancock Horizon Value Fund	Institutional Class Investor Class Class C Shares

At the close of business on the Record Date, Officers and Trustees of the Hancock Horizon Funds owned [less than 1%] of each class of the Hancock Horizon Funds’ outstanding shares.

At the close of business on the Record Date, the following persons owned to the knowledge of management 5% or more of the Hancock Horizon Funds’ outstanding share classes: [TO BE FILED BY AMENDMENT].

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders: [TO BE FILED BY AMENDMENT].

In addition, certain clients of Whitney Bank have delegated proxy voting responsibility with respect to their Hancock Horizon Fund Shares to Whitney Bank pursuant to the terms of Whitney Bank’s proxy voting policies and procedures. Accordingly, Whitney Bank has the authority to vote on behalf of these clients the Hancock Horizon Fund shares held by these clients. Whitney Bank will vote any shares of the Hancock Horizon Funds over which it has voting authority consistent with its proxy voting policies and procedures.

Pursuant to its proxy voting policies and procedures, Whitney Bank has determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to Whitney Bank voting on the Proposal described in this Prospectus/Proxy Statement. In making this determination, Whitney Bank’s Chief Compliance Officer reviewed the applicable rules and regulations under the Investment Advisers Act of 1940 and relevant Federal Deposit Insurance Corporation and Office of the Comptroller of the Currency regulations. In addition, Whitney Bank’s Chief Compliance Officer reviewed Hancock Trust’s Policy Manual, specifically the sections pertaining to proxy voting and the best interests of accounts, and Horizon Adviser’s Policy and Procedures Manual.

The table below provides a breakdown, as of the Record Date, of the outstanding shares of each Hancock Horizon Fund for which Whitney Bank possesses voting power. [TO BE FILED BY AMENDMENT]

Fund	Number of Shares	Percentage of Fund
Hancock Horizon Core Bond Fund
Hancock Horizon Growth Fund
Hancock Horizon Value Fund

Federated Funds

At the close of business on the Record Date the Federated Funds had the following numbers of outstanding shares:

[TO BE FILED BY AMENDMENT]

Name of Fund	Share Class	Outstanding Shares
Federated Total Return Bond Fund	Service Shares Institutional Shares
Federated Kaufmann Large Cap Fund	Class A Shares Institutional Shares
Federated MDT Stock Trust	Service Shares Institutional Shares

At the close of business on the Record Date, Officers and Trustees of the Federated Funds owned [less than 1%] of each class of the Federated Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned to the knowledge of management 5% or more of the Federated Funds’ outstanding share classes: [TO BE FILED BY AMENDMENT].

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders: [TO BE FILED BY AMENDMENT].

INTERESTS OF CERTAIN PERSONS

The Federated Funds are managed by the Federated Fund Advisers. The Federated Fund Advisers are indirect wholly-owned subsidiaries of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. J. Christopher Donahue currently serves as a director of Federated Investors, Inc. J. Christopher Donahue also serves as Chairman, Chief Executive Officer, President of Federated Investors, Inc. John F. Donahue serves as Chairman Emeritus of the Board of Directors. Thomas R. Donahue, the brother of J. Christopher Donahue, also is a director of, and Chief Financial Officer of Federated Investors, Inc. and a Trustee of Federated MDT Stock Trust.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Hancock Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees of the Hancock Trust may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Hancock Trust. Shareholders of the Hancock Horizon Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Hancock Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Hancock Horizon Funds' proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

No business other than the matter described above is expected to come before the Special Meeting, but should any other business properly come before the Special Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

_____________________________
Michael Beattie

President

December 19, 2016

ANNEX A

FORM OF AGREEMENTS AND PLANS OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

[Hancock Horizon Core Bond Fund]
[Hancock Horizon Growth Fund]
[Hancock Horizon Value Fund]

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, by and among (i)[Federated Total Return Series, Inc., a Maryland corporation] [Federated Equity Funds, a Massachusetts business trust] [Federated MDT Stock Trust, a Massachusetts business trust], with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, [Federated Total Return Bond Fund (the “Surviving Fund”)] [Federated Kaufmann Large Cap Fund (the “Surviving Fund”)] [Federated MDT Stock Trust (the “Surviving Fund”)], (ii)The Advisors’ Inner Circle Fund II, a Massachusetts business trust, with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the “Reorganizing Fund Registrant”), on behalf of [Hancock Horizon Core Bond Fund (“Reorganizing Fund”] [Hancock Horizon Growth Fund (“Reorganizing Fund”)] [Hancock Horizon Value Fund (“Reorganizing Fund”)] and, collectively with the Surviving Fund, the “Funds”), and (iii) for the purposes of paragraphs 1.3, 3.3, 3.5, and 4.3 and Articles VI, IX, XII, and XIII hereof only, Whitney Bank, a Mississippi state chartered bank, with its principal place of business at 2510 14th Street, 3rd Floor, Gulfport , Mississippi 39502. Other than the [Funds] [Reorganizing Fund], no other series of [either the Surviving Fund Registrant or the Reorganizing Fund Registrant] [the Reorganizing Fund Registrant] are parties to this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Investor Class Shares, Class C Shares and Institutional Class Shares) (the “Reorganizing Fund Shares”) in exchange solely for shares [(Service Shares, Class A Shares, and Institutional Shares, respectively)], no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares [(Service Shares, Class A Shares and Institutional Shares)] to the holders of the outstanding shares of the Reorganizing Fund (Investor Class Shares, Class C Shares and Institutional Class Shares, respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, [the Surviving Fund and] the Reorganizing Fund [is a][are] separate series of the [Surviving Fund Registrant] and the Reorganizing Fund Registrant, [respectively], the Surviving Fund [Registrant] and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, [the Funds] [the Reorganizing Fund and Surviving Fund] are authorized to issue their shares of beneficial interests [and stock, respectively];

WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund;

WHEREAS, the [Directors] [Trustees] of the Surviving Fund [Registrant] have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a)  the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2       ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

1.3       LIABILITIES TO BE DISCHARGED AND ASSUMED. The Reorganizing Fund will discharge all of its known liabilities and known obligations prior to or as of the Closing Date. Whitney Bank agrees to assume all liabilities of the Reorganizing Fund of any nature whatsoever, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not discharged (or for which provision for payment has not been made) by the Reorganizing Fund pursuant to this paragraph 1.3 to the extent that such liabilities relate to periods prior to the Confirmation of the Closing (as defined in paragraph 3.3). For the avoidance of doubt, the Surviving Fund shall not assume any liabilities or obligations of the Reorganizing Fund in connection with the Reorganization.

1.4       LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date and its liquidation, dissolution and termination.

1.5       OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7       REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund except as otherwise agreed to in writing by the parties.

1.8       TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated as soon as conveniently practicable following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and completing all of its regulatory obligations and filings.

1.9       BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.

1.10       OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.

[With respect to the Class A Shares of the Surviving Fund (“Relevant Surviving Fund Shares”) to be acquired by shareholders of the Reorganizing Fund’s Investor Class Shares and Class C Shares, in connection with the Reorganization, such a Reorganizing Fund Shareholder will initially acquire Relevant Surviving Fund Shares pursuant to the terms of this Agreement at NAV. With respect to subsequent purchases of Relevant Surviving Fund Shares in the future, such future purchases of Relevant Surviving Fund Shares would be at NAV so long as: (1) such Reorganizing Fund Shareholder’s account opened on the books and records of the Surviving Fund as part of the Reorganization remains open and is held directly with the Surviving Fund’s Transfer Agent (and not through an intermediary) or (2) such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Surviving Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).

Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds.]

ARTICLE II

VALUATION

2.1       VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund [Registrant’s] [Articles of Incorporation] [Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors/Trustees (“Board”) of the [Surviving Fund] [Surviving Fund Registrant] and Reorganizing Fund Registrant).

2.2       VALUATION OF SHARES. The NAV per share of each class of Reorganizing Fund Shares and Surviving Fund Shares shall be the NAV per share of such class of Reorganizing Fund Shares and Surviving Fund Shares, respectively, computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund [Registrant’s] [Articles of Incorporation] [Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).

2.3       SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4       DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund [Surviving Fund Registrant] agree to use commercially reasonable efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material pricing differences identified between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1       CLOSING DATE. The closing shall occur on or about January 27, 2017, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place simultaneously at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or other communication means as the parties may agree.

3.2       TRANSFER OF ASSETS. As of the Closing Date, the Reorganizing Fund shall deliver or cause to be delivered the portfolio assets of the Reorganizing Fund to the Surviving Fund’s custodian (the “Surviving Fund Custodian”) for the account of the Surviving Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio assets held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Surviving Fund Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, for the benefit of the [Name of Surviving Fund].” If the Reorganizing Fund is unable to make such delivery as of the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other assets purchased prior to the Closing Date have not yet been delivered to the Reorganizing Fund or its broker, then the Surviving Fund will waive the delivery requirements of this paragraph with respect to said undelivered securities or other assets if the Reorganizing Fund has, by or on the Closing Date, delivered to the Surviving Fund or the Surviving Fund Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Surviving Fund or the Surviving Fund Custodian, such as brokers’ confirmation slips. The transfer of the portfolio assets of the Reorganizing Fund to the Surviving Fund shall take place beginning from and after the closing over the weekend immediately following the Closing Date, and shall be deemed to have been completed as of the closing upon receipt of the certificates contemplated in paragraph 3.3 below.

3.3       CUSTODIANS’ CERTIFICATES. Whitney Bank, as custodian for the Reorganizing Fund (the “Reorganizing Fund Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund as of the closing a certificate of an authorized officer of the Reorganizing Fund Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund. The Surviving Fund Custodian shall deliver to the Reorganizing Fund and the Surviving Fund, as of the closing, a certificate of an authorized officer of the Surviving Fund Custodian stating that the Reorganizing Fund’s portfolio securities, cash, and any other assets, have been received in proper form by the Surviving Fund as of the Closing Date (“Confirmation of the Closing”), subject to such portfolio securities, cash, and any other assets being received in proper form.

3.4       EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.

3.5       TRANSFER AGENT’S CERTIFICATE. Whitney Bank, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund [Registrant, on behalf of the Surviving Fund], as follows:

a)	The Reorganizing Fund is a legally designated, separate series of a voluntary association (commonly known as a “business trust”) duly organized and validly existing under the laws of the Commonwealth of Massachusetts.
b)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that, to the Reorganizing Fund’s knowledge, will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.
f)	Except as otherwise disclosed in writing to the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Reorganizing Fund or any of its properties or assets. The Reorganizing Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Reorganizing Fund as of January 31, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h)	The unaudited financial statements of the Reorganizing Fund as of July 31, 2016, and for the six months then ended (along with the audited financial statements of the Reorganizing Fund as of January 31, 2016, the “Reorganizing Fund Financial Statements”) have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements. The Reorganizing Fund has provided the Surviving Fund with the Reorganizing Fund Financial Statements, which contain a list of all of the Reorganizing Fund’s assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
i)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. For the purposes of this sub-paragraph (i), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.
j)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material actions taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund’s Board and committees of the Reorganizing Fund’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
l)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.
m)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
n)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the Registration Statement) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
o)	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.
p)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.8 hereof. Subject to such shareholder approval and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms against the Reorganizing Fund, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
q)	The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
r)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Surviving Fund’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
s)	The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
t)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.8.
u)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.
v)	The Reorganizing Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2       REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund [Registrant, on behalf of the Surviving Fund], represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)	The Surviving Fund is a [legally designated, separate series of a corporation] [voluntary association (commonly known as a “business trust”)] duly organized and validly existing under the laws of the [State of Maryland] [Commonwealth of Massachusetts].
b)	The Surviving [Fund] [Fund Registrant] is registered as an open-end management investment company under the 1940 Act, the Surviving [Fund’s] [Fund Registrant’s] registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the [Surviving Fund] [Surviving Fund Registrant’s] [Articles of Incorporation] [Declaration of Trust] or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
e)	Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Surviving Fund or any of its properties or assets. The Surviving Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The audited financial statements of the Surviving Fund as of [November 30, 2015] [October 31, 2015] and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
g)	The unaudited financial statements of the Surviving Fund as of [May 31, 2016] [April 30, 2016], and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.
i)	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
j)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the Registration Statement). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
k)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms against the Surviving Fund, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
l)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
m)	The information to be furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
n)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the [Surviving Fund] [Surviving Fund Registrant] with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the meeting of the Reorganizing Fund’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
o)	The Surviving Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
p)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or [Maryland] [Massachusetts] law for the execution of this Agreement by the [Surviving Fund] [Surviving Fund Registrant], for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the [Surviving Fund] [Surviving Fund Registrant], for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under [Maryland] [Massachusetts] law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
q)	The Surviving Fund, [and the Surviving Fund Registrant with respect to the Surviving Fund], has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, [or the Surviving Fund Registrant with respect to the Surviving Fund], that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or [(b) the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.] [(b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.]
r)	The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
s)	The Surviving Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
t)	As of the date hereof, except as previously disclosed to the Reorganizing Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Surviving Fund’s knowledge, there have been no material miscalculations of the NAV of the Surviving Fund or the NAV per share of any class of Surviving Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
u)	The minute books and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement contain a true and complete record of all material actions taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Surviving Fund, the Surviving Fund’s Board and committees of the Surviving Fund’s Board. The stock transfer ledgers and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Surviving Fund Shares.
v)	The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

4.3       REPRESENTATIONS OF WHITNEY BANK. Whitney Bank represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and [Surviving Fund Registrant, on behalf of ]the Surviving Fund, as follows:

a)	Whitney Bank is a Mississippi state chartered bank duly formed, validly existing and in good standing under the laws of the State of Mississippi and has power to own all of its properties and assets and to carry out its obligations under this Agreement.
b)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Whitney Bank. Subject to the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of Whitney Bank, enforceable in accordance with its terms against Whitney Bank, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
c)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the shareholders of the Reorganizing Fund and on the Closing Date, any written information furnished by Whitney Bank with respect to Whitney Bank for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Reorganizing Fund’s or Surviving Fund’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1       OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2       INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3       ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.

5.4       FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as reasonably mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.

5.6       PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The [Surviving Fund] [Surviving Fund Registrant] will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and a statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.7       PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

5.8       APPROVAL BY SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the shareholders of the Reorganizing Fund to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.9       VALUATION MATTERS. The Reorganizing Fund Registrant and the [Surviving Fund] [Surviving Fund Registrant] will coordinate with their respective administrators and investment advisers to provide valuation checks to determine whether the use of the Surviving Fund’s valuation procedures, as provided in paragraph 2.1 of this Agreement, will result in material differences in the prices of the portfolio securities of the Reorganizing Fund as compared to the prices of the same portfolio securities determined using the Reorganizing Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Reorganizing Fund Registrant and the [Surviving Fund] [Surviving Fund Registrant] will use commercially reasonable efforts to cause their administrators and investment advisers to work together, in good faith, to eliminate such material differences prior to the closing. The [Surviving Fund] [Surviving Fund Registrant] and Reorganizing Fund Registrant each covenants that it will not make any material changes to the Surviving Fund’s or Reorganizing Fund’s (as applicable) valuation procedures prior to the Closing Date without providing the Reorganizing Fund Registrant or the Surviving Fund Registrant (as applicable) with written notice of such changes at least ten days prior to the effective date of such changes.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1       All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the [Surviving Fund’s] [Surviving Fund Registrant’s] President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

6.2       The [Surviving Fund] [Surviving Fund Registrant] has not made any material changes to the Surviving Fund’s valuation procedures between the date of this Agreement and the Closing Date, except as provided in paragraph 5.9 herein.

6.3       Whitney Bank shall have executed and delivered to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, an Assumption of Liabilities dated the Closing Date pursuant to which Whitney Bank will assume the liabilities of the Reorganizing Fund as provided in paragraph 1.3 hereof in connection with the transactions contemplated by this Agreement, to the extent such liabilities relate to periods prior to the confirmation of the closing.

6.4       The Reorganizing Fund shall have received a favorable opinion of K&L Gates LLP, counsel to the Surviving Fund [Registrant], dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Reorganizing Fund, to the following effect:

a)	This Agreement has been duly authorized, executed and delivered by the [Surviving Fund Registrant, on behalf of the ]Surviving Fund, and assuming the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, is the valid and binding obligation of the [Surviving Fund Registrant and the ]Surviving Fund enforceable against the [Surviving Fund Registrant and the ]Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
b)	The execution and delivery of this Agreement by the [Surviving Fund Registrant on behalf of the ]
Surviving Fund did not, and the performance by the [Surviving Fund Registrant and the ]Surviving Fund of their obligations hereunder will not, violate the Surviving Fund[ Registrant]’s Declaration of Trust or Bylaws currently in effect.
c)	The Surviving Fund Shares to be issued for transfer to the Reorganizing Fund's shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Surviving Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Surviving Fund, and no shareholder of the Surviving Fund has any preemptive right of subscription or purchase in respect thereof.

Whitney Bank agrees to be responsible for reasonable and documented legal fees associated with the preparation and delivery of the foregoing opinion.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1       Any comments from the Commission’s staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the reasonable satisfaction of the Surviving Fund and its investment adviser, [Federated Investment Management Company] [Federated MDTA LLC], and such Registration Statement shall have been declared effective and delivered to the shareholders of the Reorganizing Fund as of the record date set forth therein.

7.2       All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

7.3       The Reorganizing Fund Registrant has not made any material changes to the Reorganizing Fund’s valuation procedures between the date of this Agreement and the Closing Date, except as provided in paragraph 5.9 herein.

7.4       Whitney Bank shall have executed and delivered to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, an Assumption of Liabilities dated the Closing Date pursuant to which Whitney Bank will assume the liabilities of the Reorganizing Fund as provided in paragraph 1.3 hereof in connection with the transactions contemplated by this Agreement, to the extent such liabilities relate to periods prior to the Confirmation of the Closing.

7.5       The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       All necessary Board approvals of this Agreement and the transactions contemplated herein shall have been obtained by the Funds in accordance with applicable law and the governing documents of the Reorganizing Fund and Surviving Fund. This Agreement and the transactions contemplated herein, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with the provisions of the Reorganizing Fund Registrant’s Agreement and Declaration of Trust, as amended, and Bylaws. The Reorganizing Fund Registrant shall have delivered to the Surviving Fund reasonable evidence of such approval. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the shareholders of the Reorganizing Fund consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement have been resolved to the reasonable satisfaction of the parties.

8.6        The Surviving Fund Shares to be delivered to the Reorganizing Fund in accordance with paragraph 1.1 hereof shall be eligible for sale by the Surviving Fund Registrant with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Surviving Fund Shares lawfully to be delivered to the Reorganizing Fund Shareholders.

8.7       The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)	The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares (including fractional shares to which they may be entitled).
e)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder (including fractional shares to which they may be entitled) will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund pursuant to Section 1223(2) of the Code.
g)	The Surviving Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Reorganizing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.7.

ARTICLE IX

EXPENSES

The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. [Federated Investment Management Company] [MDTA LLC] or its affiliates (collectively, “Federated”), and/or Whitney Bank or its affiliates, will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (f) solicitation and tabulation costs of the transaction; and (g) other related administrative or operational costs. The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Funds shall be responsible for their respective transaction expenses associated with the sale and purchase of portfolio securities.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       Except with respect to the Non-Disclosure Agreement among the Reorganizing Fund Registrant, Federated Investors, Inc., and the [Surviving Fund] [Surviving Fund Registrant] dated October 19, 2016, the [Surviving Fund] [Surviving Fund Registrant, on behalf of the Surviving Fund], and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the [Surviving Fund] [Surviving Fund Registrant, on behalf of the Surviving Fund] (for purposes of this paragraph 10.1, the “Parties”), and supersedes any prior representation, warranty, covenant, statement and/or understanding between the Parties with respect to the Reorganization.

10.2       Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The representations in paragraphs 4.1(r), 4.2(n) and 4.3(c) and the covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the [Surviving Fund] [Surviving Fund Registrant] and the Reorganizing Fund Registrant. In addition, either the [Surviving Fund] [Surviving Fund Registrant] or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, the Closing Date;
b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
c)	a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the [Surviving Fund] [Surviving Fund Registrant], respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Directors/Trustees or their respective officers or Whitney Bank, its affiliates, trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, the [Surviving Fund] [Surviving Fund Registrant], on behalf of the Surviving Fund], and as specifically authorized by their respective Boards, and the officers of Whitney Bank; no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such Reorganizing Fund Shareholders without further approval of the Reorganizing Fund Shareholders, [Surviving Fund] [Surviving Fund Registrant], Reorganizing Fund Registrant, and Whitney Bank.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1       The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

13.3       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

13.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5       If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

13.6       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

13.7       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the [Surviving Fund] [Surviving Fund Registrant] at 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attention: Chief Legal Officer, the Reorganizing Fund Registrant at The Advisors’ Inner Circle Fund II, c/o SEI Corporation, One Freedom Valley Drive, Oaks, PA 19456, Attention: Legal Department, or Whitney Bank at 2510 14th Street, 3rd Floor, Gulfport, Mississippi 39502, Attention: General Counsel.

13.8        It is expressly agreed that the obligations of the Parties hereunder shall not be binding upon any of the [Directors] [Trustees], shareholders, nominees, officers, agents, or employees of the Parties personally, but shall bind only the property of the respective Party. The execution and delivery of this Agreement by authorized officers of the Parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Parties. The obligations of the Reorganizing Fund Registrant under this Agreement are binding only upon the assets and property belonging to the Reorganizing Fund and the obligations of the Surviving Fund [Registrant] are binding only upon the assets and property belonging to the Surviving Fund.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

[FEDERATED TOTAL RETURN SERIES, INC.

on behalf of its portfolio,
Federated Total Return Bond Fund]

[FEDERATED EQUITY FUNDS

On behalf of its portfolio,

Federated Kaufmann Large Cap Fund]

[FEDERATED MDT STOCK TRUST]

By:

Name: John W. McGonigle

Title: Secretary

[THE ADVISORS’ INNER CIRCLE FUND II

on behalf of its portfolio,
Hancock Horizon Core Bond Fund]

[THE ADVISORS’ INNER CIRCLE FUND II

on behalf of its portfolio,
Hancock Horizon Growth Fund]

[THE ADVISORS’ INNER CIRCLE FUND II

on behalf of its portfolio,
Hancock Horizon Value Fund]

By:

Name:

Title:

WHITNEY BANK

for purposes of paragraphs 1.3, 3.3, 3.5 and 4.3, and

Articles VI, IX, XII and XIII only

By:

Name:

Title:

ANNEX B

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which may not be changed without shareholder approval.

The following chart compares the fundamental limitations of the Hancock Horizon Funds and the corresponding Federated Funds. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by a Fund’s Board without shareholder approval:

Hancock Horizon Core Bond Fund -- Federated Total Return Bond Fund

The Hancock Horizon Core Bond Fund and the Federated Total Return Bond Fund each have fundamental investment policies, which may not be changed without shareholder approval, as well as non-fundamental policies, which may be changed by the Funds’ respective Boards without shareholder approval. As discussed in the “Comparison of Investment Objectives, Policies and Risks”, the Federated Total Return Bond Fund and the Hancock Horizon Core Bond Fund may be managed using similar investment strategies. However, even in this case, there are differences in the applicable investment limitations attributable primarily to the fact that the Federated Total Return Bond Fund is part of the Federated “family” of funds and the Hancock Horizon Core Bond Fund is part of the Hancock Horizon “family” of funds. The following tables compare the investment policies of the Hancock Horizon Core Bond Fund and the Federated Total Return Bond Fund:

INVESTMENT LIMITATIONS
Hancock Horizon Core Bond Fund	Federated Total Return Bond Fund

Diversification (fundamental)

The Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund’s total assets.

Diversification of Investments (fundamental)

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

Issue Senior Securities (fundamental)

The Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Borrowing Money (fundamental)

The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

Purchases while Borrowing (non-fundamental)

The Fund may not purchase securities while its borrowing exceeds 5% of its total assets.

Issuing Senior Securities and Borrowing Money (fundamental)

The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Lending (fundamental)

The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

Lending Cash or Securities (fundamental)

The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment objective, policies and limitations.

Investing in Commodities and Real Estate (fundamental)

The Fund may not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Investing in Commodities (fundamental)

The Fund will not purchase or sell commodities, commodity contracts or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

Investing in Real Estate (fundamental)

The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Underwriting (fundamental) The Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

Underwriting (fundamental)

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

Concentration of Investments (fundamental)

The Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to: (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; and (ii) repurchase agreements involving such securities.

For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

Concentration of Investments (fundamental)

The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies, or instrumentalities).

There is no corresponding Hancock Horizon Core Bond Fund policy.

Pledging Assets (fundamental)

The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund’s assets: margin deposits for the purchase and sale of financial futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

Short Selling or Buying on Margin (non-fundamental)

The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act

Short Selling or Buying on Margin (fundamental)

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Illiquid Securities (non-fundamental) The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Investing in Illiquid Securities (non-fundamental)

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in aggregate, 15% of the Fund’s net assets.

Non-Fundamental Names Rule Policy (non-fundamental)

The Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in: (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities; and (iii) investment grade U.S. corporate debt.

Non-Fundamental Names Rule Policy (non-fundamental)

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets in fixed-income investments.

Purchase Securities of Other Investment Companies (non-fundamental)

The Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

There is no corresponding Federated Total Return Bond Fund policy.

Additional Disclosure

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules or regulations.

Additional Disclosure

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

Hancock Horizon Growth Fund -- Federated Kaufmann Large Cap Fund

The Hancock Horizon Growth Fund and the Federated Kaufmann Large Cap Fund each have fundamental investment policies, which may not be changed without shareholder approval, as well as non-fundamental policies, which may be changed by the Funds’ respective Boards without shareholder approval. As discussed in the “Comparison of Investment Objectives, Policies and Risks”, the Federated Kaufmann Large Cap Fund and the Hancock Horizon Growth Fund may be managed using similar investment strategies. However, even in this case, there are differences in the applicable investment limitations attributable primarily to the fact that the Federated Kaufmann Large Cap Fund is part of the Federated “family” of funds and the Hancock Horizon Growth Fund is part of the Hancock Horizon “family” of funds. The following tables compare the investment policies of the Hancock Horizon Growth Fund and the Federated Kaufmann Large Cap Fund:

INVESTMENT LIMITATIONS
Hancock Horizon Growth Fund	Federated Kaufmann Large Cap Fund

Diversification (fundamental)

The Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund’s total assets.

Diversification (fundamental)

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Issue Senior Securities (fundamental)

The Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Borrowing Money (fundamental)

The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

Purchases while Borrowing (non-fundamental)

The Fund may not purchase securities while its borrowing exceeds 5% of its total assets.

Borrowing Money and Issuing Senior Securities (fundamental)

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending (fundamental)

The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

Lending (fundamental)

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Investing in Commodities and Real Estate (fundamental)

The Fund may not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Investing in Commodities (fundamental)

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate (fundamental)

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting (fundamental) The Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

Underwriting (fundamental)

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Concentration of Investments (fundamental)

The Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to: (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; and (ii) repurchase agreements involving such securities.

For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

Concentration (fundamental)

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 Act (“1940 Act”), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, and municipal securities and bank instruments will not be deemed to constitute an industry.

There is no corresponding Hancock Horizon Growth Fund policy.

Pledging Assets (non-fundamental)

The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Short Selling or Buying on Margin (non-fundamental)

The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act

Purchases on Margin (non-fundamental)

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Illiquid Securities (non-fundamental) The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Illiquid Securities (non-fundamental)

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Non-Fundamental Names Rule Policy (non-fundamental)

The Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. common stocks of companies with medium to large capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate.

Non-Fundamental Names Rule Policy (non-fundamental)

Because the Fund refers to large capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its net assets (which include the amount of any borrowings for investment purposes) in investments in large companies.

Purchase Securities of Other Investment Companies (non-fundamental)

The Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

Investing in Other Investment Companies (non-fundamental)

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s investment adviser.

Additional Disclosure

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules or regulations.

Additional Disclosure

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items “and “bank instruments.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

Hancock Horizon Value Fund -- Federated MDT Stock Trust

The Hancock Horizon Value Fund and the Federated MDT Stock Trust each have fundamental investment policies, which may not be changed without shareholder approval, as well as non-fundamental policies, which may be changed by the Funds’ respective Boards without shareholder approval. As discussed in the “Comparison of Investment Objectives, Policies and Risks”, the Federated MDT Stock Trust and the Hancock Horizon Value Fund may be managed using similar investment strategies. However, even in this case, there are differences in the applicable investment limitations attributable primarily to the fact that the Federated MDT Stock Trust is part of the Federated “family” of funds and the Hancock Horizon Value Fund is part of the Hancock Horizon “family” of funds. The following tables compare the investment policies of the Hancock Horizon Value Fund and the Federated MDT Stock Trust:

INVESTMENT LIMITATIONS
Hancock Horizon Value Fund	Federated MDT Stock Trust

Diversification (fundamental)

The Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund’s total assets.

Diversification (fundamental)

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Issue Senior Securities (fundamental)

The Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Borrowing Money (fundamental)

The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

Purchases while Borrowing (non-fundamental)

The Fund may not purchase securities while its borrowing exceeds 5% of its total assets.

Borrowing Money and Issuing Senior Securities (fundamental)

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).

Lending (fundamental)

The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

Lending (fundamental)

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Investing in Commodities and Real Estate (fundamental)

The Fund may not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Investing in Commodities (fundamental)

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Investing in Real Estate (fundamental)

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting (fundamental) The Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

Underwriting (fundamental)

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Concentration of Investments (fundamental)

The Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to: (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; and (ii) repurchase agreements involving such securities.

For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

Concentration (fundamental)

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (non-fundamental)

In applying the Fund’s concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

There is no corresponding Hancock Horizon Value Fund policy.

Pledging Assets (non-fundamental)

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Short Selling or Buying on Margin (non-fundamental)

The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act

Purchases on Margin (non-fundamental)

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Trust may make margin deposits in connection with its use of financial options and futures, forward and spot currency transactions and other financial contracts or derivative instruments.

Illiquid Securities (non-fundamental) The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Illiquid Securities (non-fundamental)

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

There is no corresponding Hancock Horizon Value Fund policy.

Restricted Securities (non-fundamental)

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.

Non-Fundamental Names Rule Policy (non-fundamental)

The Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. common stocks of companies with medium to large capitalizations (in excess of $2 billion).

Non-Fundamental Names Rule Policy (non-fundamental)

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in equity investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in equity investments.[4]

Purchase Securities of Other Investment Companies (non-fundamental)

The Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

There is no corresponding Federated MDT Stock Trust policy.

Additional Disclosure

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules or regulations.

Additional Disclosure

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

ANNEX C

FINANCIAL HIGHLIGHTS

Hancock Horizon Funds

Financial Information

Financial Highlights

The tables that follow present performance information about the Hancock Horizon Funds. This information is intended to help you understand each Fund’s financial performance for the past five fiscal years or for the period of the Funds’ operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2016, 2015, 2014, 2013 and 2012 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2016 Annual Report of the Funds, which is available upon request by calling the Funds at 1-888-422-2654. The financial highlights information provided for the semi-annual reporting periods ended July 31, 2016 is unaudited.

Hancock Horizon Core Bond Fund

The financial highlights table below provides information for the Hancock Horizon Core Bond Fund's fiscal year ended January 31, 2016 and its six-month reporting period ended July 31, 2016. The information for the Hancock Horizon Core Bond Fund's six-month semi-annual reporting period is unaudited.

For a Share Outstanding Throughout the Period Ended July 31, 2016

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return† †	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Institutional Class Shares
2016**	$15.88	$0.19	$0.39	$0.58	$(0.19)	$―	$(0.19)	$16.27	3.67%	$209,235	0.75%	0.80%	2.36%	14%
Investor Class Shares*
2016**	$15.85	$0.17	$0.38	$0.55	$(0.17)	$―	$(0.17)	$16.23	3.48%	$33,696	1.00%	1.05%	2.11%	14%
Class C Shares
2016**	$15.94	$0.11	$0.39	$0.50	$(0.11)	$―	$(0.11)	$16.33	3.14%	$1,689	1.75%	1.80%	1.36%	14%

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return† †	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Institutional Class Shares
2016	$16.43	$0.38	$(0.55)	$(0.17)	$(0.38)	$―	$(0.38)	$15.88	(1.01)%	$197,679	0.75%	0.80%	2.36%	12%
2015	16.41	0.36	0.07	0.43	(0.37)	(0.04)	(0.41)	16.43	2.64	226,763	0.75	0.77	2.20	38
2014	16.75	0.33	(0.33)	―	(0.34)	―	(0.34)	16.41	0.01	238,482	0.75	0.78	2.00	22
2013	16.62	0.41	0.13	0.54	(0.41)	―	(0.41)	16.75	3.27	193,279	0.75	0.80	2.28	24
2012	16.01	0.54	0.65	1.19	(0.54)	(0.04)	(0.58)	16.62	7.59	132,639	0.75	0.83	3.31	26
Investor Class Shares
2016	$16.40	$0.34	$(0.55)	$(0.21)	$(0.34)	$―	$(0.34)	$15.85	(1.26)%	$35,366	1.00%	1.05%	2.11%	12%
2015	16.37	0.32	0.08	0.40	(0.33)	(0.04)	(0.37)	16.40	2.46	41,348	1.00	1.02	1.93	38
2014	16.72	0.29	(0.34)	(0.05)	(0.30)	―	(0.30)	16.37	(0.30)	42,652	1.00	1.03	1.76	22
2013	16.58	0.37	0.14	0.51	(0.37)	―	(0.37)	16.72	3.08	43,971	1.00	1.05	2.05	24
2012	15.98	0.50	0.64	1.14	(0.50)	(0.04)	(0.54)	16.58	7.27	55,430	1.00	1.08	3.07	26
Class C Shares
2016	$16.49	$0.22	$(0.55)	$(0.33)	$(0.22)	$―	$(0.22)	$15.94	(2.00)%	$1,672	1.75%	1.80%	1.36%	12%
2015	16.46	0.20	0.07	0.27	(0.20)	(0.04)	(0.24)	16.49	1.67	2,235	1.75	1.77	1.17	38
2014	16.80	0.17	(0.35)	(0.18)	(0.16)	―	(0.16)	16.46	(1.06)	2,981	1.75	1.78	1.04	22
2013	16.67	0.23	0.15	0.38	(0.25)	―	(0.25)	16.80	2.31	9,633	1.75	1.80	1.22	24
2012	16.06	0.37	0.67	1.04	(0.39)	(0.04)	(0.43)	16.67	6.54	2,311	1.75	1.83	2.24	26

† Per share data calculated using average shares method.

†† Total return excludes applicable sales charges.

*       Effective May 31, 2016 Class A Shares were redesignated Investor Class Shares. This share class name change had no effect on the Fund’s operations or investment policy.

**       All ratios for the period have been annualized.

Amounts designated as “―” represent less than $0.01 per share, are $0 or have been rounded to $0.

Hancock Horizon Growth Fund

The financial highlights table below provides information for the Hancock Horizon Growth Fund's fiscal year ended January 31, 2016 and its six-month reporting period ended July 31, 2016. The information for the Hancock Horizon Growth Fund's six-month semi-annual reporting period is unaudited.

For a Share Outstanding Throughout the Period Ended July 31, 2016

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Growth Fund
Institutional Class Shares
2016**	$17.57	$0.02	$1.72	$1.74	$―	$―	$―	$19.31	9.90%	$120,821	1.02%	1.02%	0.19%	70%
Investor Class Shares*
2016**	$16.72	$(0.01)	$1.65	$1.64	$―	$―	$―	$18.36	9.81%	$24,740	1.27%	1.27%	(0.06)%	70%
Class C Shares
2016**	$14.00	$(0.06)	$1.37	$1.31	$―	$―	$―	$15.31	9.36%	$608	2.02%	2.02%	(0.81)%	70%

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Growth Fund
Institutional Class Shares
2016	$19.74	$0.02	$(0.32)	$(0.30)	$(0.02)	$(1.85)	$(1.87)	$17.57	(2.10)%	$109,955	1.02%	1.02%	0.10%	130%
2015	19.59	0.02	2.88	2.90	(0.01)	(2.74)	(2.75)	19.74	14.41	116,313	1.00	1.00	0.11	101
2014	19.40	0.03	4.19	4.22	(0.02)	(4.01)	(4.03)	19.59	22.17	109,022	1.01	1.01	0.16	94
2013	16.87	0.09	2.53	2.62	(0.09)	―	(0.09)	19.40	15.54	110,640	1.03	1.03	0.49	84
2012	16.28	(0.01)	0.60	0.59	―	―	―	16.87	3.62	64,758	1.07(1)	1.06	(0.08)	86
Investor Class Shares
2016	$18.90	$(0.03)	$(0.30)	$(0.33)	$―	$(1.85)	$(1.85)	$16.72	(2.38)%	$25,073	1.27%	1.27%	(0.15)%	130%
2015	18.90	(0.03)	2.77	2.74	―	(2.74)	(2.74)	18.90	14.07	29,084	1.25	1.25	(0.14)	101
2014	18.86	(0.02)	4.07	4.05	―	(4.01)	(4.01)	18.90	21.91	24,614	1.26	1.26	(0.09)	94
2013	16.41	0.05	2.45	2.50	(0.05)	―	(0.05)	18.86	15.22	23,581	1.28	1.28	0.27	84
2012	15.87	(0.05)	0.59	0.54	―	―	―	16.41	3.40	30,045	1.32(1)	1.31	(0.33)	86
Class C Shares
2016	$16.23	$(0.15)	$(0.23)	$(0.38)	$―	$(1.85)	$(1.85)	$14.00	(3.08)%	$572	2.02%	2.02%	(0.89)%	130%
2015	16.69	(0.16)	2.44	2.28	―	(2.74)	(2.74)	16.23	13.16	733	2.00	2.00	(0.90)	101
2014	17.17	(0.16)	3.69	3.53	―	(4.01)	(4.01)	16.69	21.01	540	2.01	2.01	(0.85)	94
2013	15.01	(0.08)	2.24	2.16	―	―	―	17.17	14.39	456	2.03	2.03	(0.52)	84
2012	14.63	(0.15)	0.53	0.38	―	―	―	15.01	2.60	424	2.04(1)	2.06	(1.05)	86

(1)       Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

† Per share data calculated using average shares method.

†† Total return excludes applicable sales charges.

*       Effective May 31, 2016 Class A Shares were redesignated Investor Class Shares. This share class name change had no effect on the Fund’s operations or investment policy.

**       All ratios for the period have been annualized.

Amounts designated as “―” represent less than $0.01 per share, are $0 or have been rounded to $0.

Hancock Horizon Value Fund

The financial highlights table below provides information for the Hancock Horizon Value Fund's fiscal year ended January 31, 2016 and its six-month reporting period ended July 31, 2016. The information for the Hancock Horizon Value Fund's six-month semi-annual reporting period is unaudited.

For a Share Outstanding Throughout the Period Ended July 31, 2016

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Value Fund
Institutional Class Shares
2016**	$20.19	$0.13	$1.96	$2.09	$(0.13)	$―	$(0.13)	$22.15	10.39%	$119,118	1.02%	1.02%	1.26%	35%
Investor Class Shares*
2016**	$20.06	$0.11	$1.95	$2.06	$(0.11)	$―	$(0.11)	$22.01	10.27%	$34,281	1.27%	1.27%	1.04%	35%
Class C Shares*
2016**	$19.30	$0.03	$1.87	$1.90	$(0.03)	$―	$(0.03)	$21.17	9.85%	$914	2.02%	2.02%	0.28%	35%

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Value Fund
Institutional Class Shares
2016	$25.13	$0.26	$(2.02)	$(1.76)	$(0.31)	$(2.87)	$(3.18)	$20.19	(7.85)%	$107,686	1.01%	1.01%	1.03%	97%
2015	27.57	0.26	1.70	1.96	(0.20)	(4.20)	(4.40)	25.13	6.25	124,065	0.98	0.98	0.88	83
2014	24.37	0.23	5.82	6.05	(0.31)	(2.54)	(2.85)	27.57	24.95	132,625	0.99	0.99	0.82	65
2013	21.31	0.27	2.98	3.25	(0.19)	―	(0.19)	24.37	15.36	112,163	1.01	1.01	1.22	71
2012	21.19	0.30	0.13	0.43	(0.31)	―	(0.31)	21.31	2.05	95,450	1.03	1.03	1.44	63
Investor Class Shares
2016	$24.99	$0.19	$(2.00)	$(1.81)	$(0.25)	$(2.87)	$(3.12)	$20.06	(8.10)%	$37,714	1.26%	1.26%	0.77%	97%
2015	27.45	0.18	1.71	1.89	(0.15)	(4.20)	(4.35)	24.99	6.00	48,230	1.23	1.23	0.63	83
2014	24.28	0.16	5.79	5.95	(0.24)	(2.54)	(2.78)	27.45	24.61	51,687	1.24	1.24	0.57	65
2013	21.23	0.22	2.97	3.19	(0.14)	―	(0.14)	24.28	15.10	49,081	1.26	1.26	0.99	71
2012	21.11	0.25	0.12	0.37	(0.25)	―	(0.25)	21.23	1.80	66,167	1.28	1.28	1.17	63
Class C Shares
2016	$24.16	$0.01	$(1.93)	$(1.92)	$(0.07)	$(2.87)	$(2.94)	$19.30	(8.76)%	$936	2.01%	2.01%	0.02%	97%
2015	26.73	(0.03)	1.66	1.63	―	(4.20)	(4.20)	24.16	5.21	1,169	1.98	1.98	(0.12)	83
2014	23.74	(0.07)	5.67	5.60	(0.07)	(2.54)	(2.61)	26.73	23.62	1,127	1.98	1.98	(0.29)	65
2013	20.80	0.05	2.91	2.96	(0.02)	―	(0.02)	23.74	14.26	4,823	2.01	2.01	0.22	71
2012	20.69	0.09	0.12	0.21	(0.10)	―	(0.10)	20.80	1.04	4,994	2.03	2.03	0.43	63

† Per share data calculated using average shares method.

†† Total return excludes applicable sales charges.

*       Effective May 31, 2016 Class A Shares were redesignated Investor Class Shares. This share class name change had no effect on the Fund’s operations or investment policy.

**       All ratios for the period have been annualized.

Amounts designated as “―” represent less than $0.01 per share, are $0 or have been rounded to $0.

Federated Funds

The Financial Highlights tables that follow are intended to help you understand the Federated Funds’ financial performance for the fiscal years ended as noted. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which, for the past five fiscal years, have been audited by Ernst & Young LLP in the case of Federated Total Return Bond Fund and Federated Kaufmann Large Cap Fund and KPMG LLP in the case of Federated MDT Stock Trust. Ernst & Young LLP and KPMG LLP are independent registered public accounting firms, whose reports, along with the Funds’ audited financial statements, are included in the Annual Reports for the applicable Federated Funds which are available upon request. The financial highlights for the periods ended April 30, 2016 for Federated Kaufmann Large Cap Fund and Federated MDT Stock Trust and May 31, 2016 for Federated Total Return Bond Fund are unaudited.

Federated Total Return Bond Fund

Financial Highlights –Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2016	Year Ended November 30,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.77	$11.11	$11.01	$11.64	$11.28	$11.30
Income From Investment Operations:
Net investment income	0.19	0.37	0.42	0.39	0.41	0.48
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.14	(0.33)	0.15	(0.47)	0.46	(0.02)
TOTAL FROM INVESTMENT OPERATIONS	0.33	0.04	0.57	(0.08)	0.87	0.46
Less Distributions:
Distributions from net investment income	(0.20)	(0.37)	(0.42)	(0.39)	(0.42)	(0.47)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	(0.00)[1]	(0.01)	(0.05)	(0.16)	(0.09)	(0.01)
TOTAL DISTRIBUTIONS	(0.20)	(0.38)	(0.47)	(0.55)	(0.51)	(0.48)
Net Asset Value, End of Period	$10.90	$10.77	$11.11	$11.01	$11.64	$11.28
Total Return[2]	3.13%	0.35%	5.27%	(0.72)%	7.88%	4.18%
Ratios to Average Net Assets:
Net expenses	0.37%[3]	0.38%	0.36%	0.35%	0.35%	0.35%
Net investment income	3.48%[3]	3.41%	3.69%	3.46%	3.72%	4.28%
Expense waiver/reimbursement[4]	0.09%[3]	0.08%	0.09%	0.11%	0.11%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,118,727	$5,158,561	$4,899,216	$3,866,053	$5,063,837	$3,935,920
Portfolio turnover	11%	30%	36%	31%	42%	63%

1 Represents less than $0.01.
2 Based on net asset value. Total returns for periods of less than one year are not annualized.
3 Computed on an annualized basis.
4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights –Service Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2016	Year Ended November 30,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.77	$11.11	$11.01	$11.64	$11.28	$11.30
Income From Investment Operations:
Net investment income	0.17	0.34	0.38	0.35	0.38	0.44
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.14	(0.33)	0.16	(0.47)	0.45	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	0.31	0.01	0.54	(0.12)	0.83	0.43
Less Distributions:
Distributions from net investment income	(0.18)	(0.34)	(0.39)	(0.35)	(0.38)	(0.44)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	(0.00)[1]	(0.01)	(0.05)	(0.16)	(0.09)	(0.01)
TOTAL DISTRIBUTIONS	(0.18)	(0.35)	(0.44)	(0.51)	(0.47)	(0.45)
Net Asset Value, End of Period	$10.90	$10.77	$11.11	$11.01	$11.64	$11.28
Total Return[2]	2.97%	0.04%	4.96%	(1.01)%	7.55%	3.87%
Ratios to Average Net Assets:
Net expenses	0.67%[3]	0.67%	0.66%	0.65%	0.65%	0.65%
Net investment income	3.18%[3]	3.10%	3.40%	3.16%	3.42%	4.00%
Expense waiver/reimbursement[4]	0.29%[3]	0.28%	0.29%	0.30%	0.30%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$587,886	$627,642	$754,344	$817,990	$1,194,673	$1,623,169
Portfolio turnover	11%	30%	36%	31%	42%	63%

1 Represents less than $0.01.
2 Based on net asset value. Total returns for periods of less than one year are not annualized.
3 Computed on an annualized basis.
4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2015, and the Fund’s Semi-Annual Report, dated May 31, 2016, which can be obtained free of charge.

Federated Kaufmann Large Cap Fund

Financial Highlights –Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 4/30/2016	Year Ended October 31,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.80	$18.39	$16.13	$12.22	$11.07	$10.53
Income From Investment Operations:
Net investment income (loss)	(0.02)[1]	(0.02)[1]	(0.04)1	(0.04)[1]	(0.04)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.60)	1.13	2.65	4.27	1.64	0.63
TOTAL FROM INVESTMENT OPERATIONS	(0.62)	1.11	2.61	4.23	1.60	0.59
Less Distributions:
Distributions from net investment income	—	(0.00)[2]	—	—	—	(0.05)
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)	(0.00)2
TOTAL DISTRIBUTIONS	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)	(0.05)
Net Asset Value, End of Period	$18.18	$18.80	$18.39	$16.13	$12.22	$11.07
Total Return[3]	(3.29)%	6.14%	16.42%	35.44%	15.08%	5.63%
Ratios to Average Net Assets:
Net expenses	1.09%[4,5]	1.09%[5]	1.15%[5]	1.50%[5]	1.50%	1.50%[5]
Net investment income (loss)	(0.19)%[4]	(0.12)%	(0.23)%	(0.27)%	(0.34)%	(0.37)%
Expense waiver/reimbursement[6]	0.12%[4]	0.11%	0.17%	0.44%	0.49%	0.56%
Supplemental Data:
Net assets, end of period (000 omitted)	$872,848	$968,786	$485,104	$365,693	$142,229	$140,128
Portfolio turnover	22%	55%	68%	114%	94%	128%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.09%, 1.09%, 1.15%, 1.50% and 1.50% for the six months ended April 30, 2016, and for the years ended October 31, 2015, 2014, 2013 and 2011, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights –Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 4/30/2016	Year Ended October 31,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.11	$18.64	$16.30	$12.32	$11.13	$10.58
Income From Investment Operations:
Net investment income (loss)	0.01[1]	0.03[1]	(0.00)[1]	(0.01)[1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.61)	1.14	2.69	4.31	1.65	0.63
TOTAL FROM INVESTMENT OPERATIONS	(0.60)	1.17	2.69	4.30	1.64	0.62
Less Distributions:
Distributions from net investment income	—	(0.00)[2]	—	—	—	(0.07)
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)	(0.00)[2]
TOTAL DISTRIBUTIONS	(0.00)[2]	(0.70)	(0.35)	(0.32)	(0.45)	(0.07)
Net Asset Value, End of Period	$18.51	$19.11	$18.64	$16.30	$12.32	$11.13
Total Return[3]	(3.13)%	6.38%	16.74%	35.72%	15.37%	5.89%
Ratios to Average Net Assets:
Net expenses	0.84%[4,5]	0.84%[5]	0.89%[5]	1.25%[5]	1.25%	1.25%[5]
Net investment income (loss)	0.07%[4]	0.13%	(0.01)%	(0.07)%	(0.07)%	(0.10)%
Expense waiver/reimbursement[6]	0.10%[4]	0.10%	0.15%	0.41%	0.45%	0.52%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,339,633	$1,556,775	$813,517	$365,715	$106,055	$93,222
Portfolio turnover	22%	55%	68%	114%	94%	128%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.84%, 0.84%, 0.89%, 1.25% and 1.25% for the six months ended April 30, 2016, and for the years ended October 31, 2015, 2014, 2013 and 2011, respectively, after taking into account these expense reductions.
6.	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated October 31, 2015, and the Fund’s Semi-Annual Report, dated April 30, 2016, which can be obtained free of charge.

Federated MDT Stock Trust

Financial Highlights –Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 4/30/2016	Year Ended October 31,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.85	$29.90	$28.56	$22.30	$22.52	$21.33
Income From Investment Operations:
Net investment income	0.23	0.42	0.37	0.411	0.26	0.23
Net realized and unrealized gain (loss) on investments	(0.20)	(0.00)2	4.54	7.58	2.69	1.15
TOTAL FROM INVESTMENT OPERATIONS	0.03	0.42	4.91	7.99	2.95	1.38
Less Distributions:
Distributions from net investment income	(0.26)	(0.41)	(0.34)	(0.41)	(0.30)	(0.19)
Distributions from net realized gain on investments	(1.91)	(2.06)	(3.23)	(1.32)	(2.87)	—
TOTAL DISTRIBUTIONS	(2.17)	(2.47)	(3.57)	(1.73)	(3.17)	(0.19)
Net Asset Value, End of Period	$25.71	$27.85	$29.90	$28.56	$22.30	$22.52
Total Return[3]	0.33%	1.32%	18.93%	38.21%	14.88%	6.51%
Ratios to Average Net Assets:
Net expenses	0.76%[4]	0.77%	0.77%	0.77%	0.77%	0.77%
Net investment income	1.93%[4]	1.50%	1.26%	1.62%	1.28%	1.00%
Expense waiver/reimbursement[5]	(0.20)%[4]	0.22%	0.23%	0.24%	0.28%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$286,492	$244,104	$165,122	$39,056	$33,523	$20,353
Portfolio turnover	39%	77%	34%	77%	121%	169%

1	Per share number has been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value. Total returns for periods less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights –Service Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 4/30/2016	Year Ended October 31,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.85	$29.90	$28.56	$22.31	$22.53	$21.34
Income From Investment Operations:
Net investment income	0.21	0.37	0.30	0.351	0.23	0.18
Net realized and unrealized gain (loss) on investments	(0.20)	(0.01)	4.55	7.57	2.67	1.15
TOTAL FROM INVESTMENT OPERATIONS	0.01	0.36	4.85	7.92	2.90	1.33
Less Distributions:
Distributions from net investment income	(0.23)	(0.35)	(0.28)	(0.35)	(0.25)	(0.14)
Distributions from net realized gain on investments	(1.91)	(2.06)	(3.23)	(1.32)	(2.87)	—
TOTAL DISTRIBUTIONS	(2.14)	(2.41)	(3.51)	(1.67)	(3.12)	(0.14)
Net Asset Value, End of Period	$25.72	$27.85	$29.90	$28.56	$22.31	$22.53
Total Return[2]	0.25%	1.10%	18.68%	37.85%	14.63%	6.31%
Ratios to Average Net Assets:
Net expenses	0.98%[3]	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	1.75%[3]	1.28%	1.06%	1.39%	1.08%	0.78%
Expense waiver/reimbursement[4]	(0.21)%[3]	0.23%	0.23%	0.25%	0.28%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$263,380	$277,253	$313,714	$228,665	$178,109	$179,981
Portfolio turnover	39%	77%	34%	77%	121%	169%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value. Total returns for periods less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated October 31, 2015, and the Fund’s Semi-Annual Report, dated April 30, 2016, which can be obtained free of charge.

ANNEX D

SUMMARY OF RIGHTS OF SHAREHOLDERS

The Hancock Trust and the Federated Registrants are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV.

Each Hancock Horizon Fund is a portfolio of the Hancock Trust, which was established as a business trusts under the laws of the Commonwealth of Massachusetts. With respect to the Federated Funds, Federated Total Return Bond Fund is a portfolio of Federated Total Return Series, Inc.; Federated Kaufmann Large Cap Fund is a portfolio of Federated Equity Funds; and Federated MDT Stock Trust is a portfolio of Federated MDT Stock Trust. Federated Total Return Series is a Maryland corporation and Federated Equity Funds and Federated MDT Stock Trust are Massachusetts business trusts.

Hancock Trust and Federated Registrants are governed by their respective Declarations of Trust/Articles of Incorporation, By-laws and Boards of Trustees/Directors. The rights of shareholders of the Hancock Horizon Funds and the shareholders of the Federated Funds as set forth in their respective Declarations of Trust/Articles of Incorporation, and By-Laws are substantially similar. Set forth below is a brief summary of the significant rights of shareholders of the Hancock Horizon Funds and shareholders of the Federated Funds:

Category	Hancock Horizon Core Bond Fund	Federated Total Return Bond Fund
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right/privilege to exchange for shares of other funds as provided in the respective Fund’s prospectus)	None	Same
Annual Meetings	Not required	Not required
Right to Call Shareholder Meetings	May be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.	Shall be called by the Trustees (Directors) upon the written request of shareholders owning at least one-tenth of all series or classes entitled to vote.
Notice of Meetings	Written notice given at least 7 days before the date of the meeting.	Not less than ten nor more than ninety days before the date of every Annual or Special Meeting of Shareholders.
Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.	The Board of Directors shall fix in advance a date as the record date in any case not be more than 90 days and in case of a Meeting of Shareholders not less than l0 days prior to the date on which the particular action requiring such determination of Shareholders is to be taken.
Quorum for Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.	The presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders.
Vote Required for Election of Trustees	A Trustee may be elected either by the Trustees or the Shareholders subject to the limitations of the 1940 Act.	Same
Adjournment of Meetings	Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

A meeting of Shareholders convened on the date for which it was called (including one adjourned to achieve a quorum) may be adjourned from time to time without further notice to a date not more than 120 days after the record date.

Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote, the Shareholders may remove a Trustee with or without cause.	At any meeting of Shareholders duly called for the purpose, any Director may, by the vote of a majority of all of the Shares entitled to vote, be removed from office.
Personal Liability of Officers and Trustees

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Provided they have acted under the belief that their actions are in the best interest of the Trust, the Trustee and officers shall not be responsible for or liable in any event for neglect or wrong doing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or of any entity providing administrative services for the Trust, but nothing herein contained shall protect any Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. This shall not protect any such person against any liability to the Corporation or any Shareholder thereof to which such person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Personal Liability of Shareholders

All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

None
Right of Inspection

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required.

The Board of Directors of the Corporation may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation.
Liquidation and Dissolution	The Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares entitled to vote or by the Trustees by written notice to the Shareholders.	None
Number of Authorized Shares; Par Value	Unlimited, no par value	15,000,000,000 Common Shares, par value $0.001 per share
Shareholder Proxies	A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.	Shareholders may vote by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing and signed by the Shareholder or his duly authorized agent or be in such other form as may be permitted by the Maryland General Corporation Law.
Trustee/Director Power to Amend Organizational Documents

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series or classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or classes affected and no vote of Shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

The Board of Directors shall have the power to alter, amend or repeal any By-Laws of the Corporation and to make new By-Laws.

The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contrary rights, as expressly set forth in any amendment which alters the contract rights, as expressly set forth in its Charter, of any outstanding shares or any class.

Involuntary Redemption of Accounts	The Trust may also purchase, repurchase or redeem Shares in accordance with such other methods, upon such other terms and subject to such other conditions as the Trustees may from time to time authorize at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.	The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any shareholder’s shares of any class for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than $500 or such lesser or greater amount for such class set forth in the current registration statement of the Corporation filed with the Securities and Exchange Commission, or regardless of the amount, if a shareholder fails to supply a valid taxpayer identification number.

Category	Hancock Horizon Growth Fund	Federated Kaufmann Large Cap Fund
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right/privilege to exchange for shares of other funds as provided in the respective Fund’s prospectus)	None	Same
Annual Meetings	Not required	Not required
Right to Call Shareholder Meetings	May be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.	Shall be called by the Trustees (Directors) upon the written request of shareholders owning at least one-tenth of all series or classes entitled to vote.
Notice of Meetings	Written notice given at least 7 days before the date of the meeting.	Shareholders shall be entitled to at least 15 days’ notice of any meeting.
Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.	Trustees may fix in advance a time, which shall not be more than 60 days before the date of any meeting of shareholders.
Quorum for Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.	Except when otherwise required by law, the presence in person or by proxy of the holders of 25 percent of the share entitled to vote constitutes a quorum at any meeting of shareholders.
Vote Required for Election of Trustees	A Trustee may be elected either by the Trustees or the Shareholders subject to the limitations of the 1940 Act.	Same
Adjournment of Meetings	Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.	If a quorum shall not be present, the shareholders present in person or by proxy holding a majority of the shares present may by vote adjourn the meeting until a quorum shall be present.
Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote, the Shareholders may remove a Trustee with or without cause.	A Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the outstanding shares.
Personal Liability of Officers and Trustees

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Provided they have acted under the belief that their actions are in the best interest of the Trust, the Trustee and officers shall not be responsible for or liable in any event for neglect or wrong doing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or of any entity providing administrative services for the Trust, but nothing herein contained shall protect any Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Personal Liability of Shareholders

All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.
Right of Inspection

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required.

Same
Liquidation and Dissolution	The Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares entitled to vote or by the Trustees by written notice to the Shareholders.	The Trust may at any time sell and convert into money all the assets of the Trust of such Series or Class.
Number of Authorized Shares; Par Value	Unlimited, no par value	Same
Shareholder Proxies	A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.	Shareholders may vote by proxy provided it is in writing, signed and dated by the shareholder and filed with the secretary of the Trust. No proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy.
Trustee/Director Power to Amend Organizational Documents

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series or classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or classes affected and no vote of Shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

The Declaration of Trust may be amended at any time, so long as such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by vote of a majority of the Trustees. Any amendment to the Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by vote of a majority of such Trustees when authorized to do so by the vote of the Shareholders holding a majority of the Shares entitled to vote. A majority of the Trustees also may amend the Declaration of Trust to establish and designate any series or class of shares and take certain other action with respect to any series or class of shares. The By-Laws may be amended by vote of a majority of the Trustees.
Involuntary Redemption of Accounts	The Trust may also purchase, repurchase or redeem Shares in accordance with such other methods, upon such other terms and subject to such other conditions as the Trustees may from time to time authorize at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.	The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder’s account for their then current net asset value (which will be promptly paid to the Shareholder in cash), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion. Shares of any Series or Class of the Trust are redeemable at the option of the Trust if, in the opinion of the Trustees, ownership of such Shares has or may become concentrated to an extent which would cause the Trust or any Series or Class thereof to be a personal holding company within the meaning of the Federal Internal Revenue Code (and thereby disqualified under Sub-chapter M of said Code); in such circumstances the Trust may compel the redemption of Shares, reject any order for the purchase of Shares or refuse to give effect to the transfer of Shares.

Category	Hancock Horizon Value Fund	Federated MDT Stock Trust
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right/privilege to exchange for shares of other funds as provided in the respective Fund’s prospectus)	None	Same
Annual Meetings	Not required	Not required
Right to Call Shareholder Meetings	May be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.	Shall be called by the Trustees (Directors) upon the written request of shareholders owning at least one-tenth of all series or classes entitled to vote.
Notice of Meetings	Written notice given at least 7 days before the date of the meeting.	Shareholders shall be entitled to at least 15 days’ notice of any meeting.
Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.	Trustees may fix in advance a time, which shall not be more than 60 days before the date of any meeting of shareholders.
Quorum for Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.	Except when otherwise required by law, the presence in person or by proxy of the holders of 25 percent of the share entitled to vote constitutes a quorum at any meeting of shareholders.
Vote Required for Election of Trustees	A Trustee may be elected either by the Trustees or the Shareholders subject to the limitations of the 1940 Act.	Same
Adjournment of Meetings	Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.	If a quorum shall not be present, the shareholders present in person or by proxy holding a majority of the shares present may by vote adjourn the meeting until a quorum shall be present.
Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote, the Shareholders may remove a Trustee with or without cause.	A Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the outstanding shares
Personal Liability of Officers and Trustees

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Provided they have acted under the belief that their actions are in the best interest of the Trust, the Trustee and officers shall not be responsible for or liable in any event for neglect or wrong doing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or of any entity providing administrative services for the Trust, but nothing herein contained shall protect any Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Personal Liability of Shareholders

All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.
Right of Inspection

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required.

Same
Liquidation and Dissolution	The Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares entitled to vote or by the Trustees by written notice to the Shareholders.	The Trust may at any time sell and convert into money all the assets of the Trust of such Series or Class.
Number of Authorized Shares; Par Value	Unlimited, no par value	Same
Shareholder Proxies	A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Shareholders may vote by proxy provided it is in writing, signed and dated by the shareholder and filed with the secretary of the Trust. No proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy.

Trustee/Director Power to Amend Organizational Documents

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series or classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or classes affected and no vote of Shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

The Declaration of Trust may be amended at any time, so long as such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by vote of a majority of the Trustees. Any amendment to the Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by vote of a majority of such Trustees when authorized to do so by the vote of the Shareholders holding a majority of the Shares entitled to vote. A majority of the Trustees also may amend the Declaration of Trust to establish and designate any series or class of shares and take certain other action with respect to any series or class of shares. The By-Laws may be amended by vote of a majority of the Trustees.

Involuntary Redemption of Accounts	The Trust may also purchase, repurchase or redeem Shares in accordance with such other methods, upon such other terms and subject to such other conditions as the Trustees may from time to time authorize at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder’s account for their then current net asset value (which will be promptly paid to the Shareholder in cash), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion. Shares of any Series or Class of the Trust are redeemable at the option of the Trust if, in the opinion of the Trustees, ownership of such Shares has or may become concentrated to an extent which would cause the Trust or any Series or Class thereof to be a personal holding company within the meaning of the Federal Internal Revenue Code (and thereby disqualified under Sub-chapter M of said Code); in such circumstances the Trust may compel the redemption of Shares, reject any order for the purchase of Shares or refuse to give effect to the transfer of Shares.

[1] Large companies are defined in Federated Kaufmann Large Cap Fund’s prospectus as companies with market capitalizations that are in the top 75% of the market capitalization range of the Russell 1000 Index. The market capitalization of companies of the Russell 1000 Index ranged from approximately $488.7 million to $605.9 billion as of October 31, 2016. The market capitalization of companies within the top 75% of the Russell Index, as of October 31, 2016, ranged from $4.4 billion to $605.9 billion.

[2] The Russell 1000 Value Index measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000 Value Index. As of October 31, 2016, companies in the Russell 1000 Value Index ranged in market capitalization from $642.2 million to $605.9 billion.

[3] As noted above, effective as January 17, 2017, the Fund’s 80% investment policy will be revised so that the Fund invests at least 80% of its net assets in large cap equity securities. effective as of January 17, 2016, Federated MDT Stock Trust’s name will change to “Federated MDT Large Cap Value Fund.”

[4] Effective as of January 17, 2017, Federated MDT Stock Trust’s Non-Fundamental Names Rule Policy will be revised so that the Fund will invest its assets so that at least 80% of its net assets are invested in large cap equity securities.

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 19, 2016

RELATING TO THE ACQUISITION OF THE ASSETS OF

HANCOCK HORIZON CORE BOND FUND
HANCOCK HORIZON GROWTH FUND
HANCOCK HORIZON VALUE FUND

each a series of The Advisors’ Inner Circle Fund II

101 Federal Street
Boston, Massachusetts 02110
Telephone No: 1-800-932-7781

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED TOTAL RETURN BOND FUND,
a portfolio of Federated Total Return Series, Inc.,

FEDERATED KAUFMANN LARGE CAP FUND,
a portfolio of Federated Equity Funds, and

FEDERATED MDT STOCK TRUST

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Statement of Additional Information, dated December 19, 2016, is not a prospectus. A Prospectus/Proxy Statement, dated December 19, 2016, related to the above-referenced matter may be obtained from Federated Investors Funds on behalf of the above-named Federated Funds, by writing or calling at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Prospectus of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated January 31, 2016.
2.	Statement of Additional Information of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated January 31, 2016.
3.	Audited Financial Statements of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated November 30, 2015.
4.	Unaudited Financial Statements of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated May 31, 2016.

5.	Prospectus of Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, dated December 31, 2015.
6.	Statement of Additional Information of Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, dated December 31, 2015.
7.	Audited Financial Statements of Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, dated October 31, 2015.
8.	Unaudited Financial Statements of Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, dated April 30, 2016.

9.	Prospectus of Federated MDT Stock Trust dated December 31, 2015.
10.	Statement of Additional Information of Federated MDT Stock Trust dated December 31, 2015.

11.       Audited Financial Statements of Federated MDT Stock Trust dated October 31, 2015.

12.	Unaudited Financial Statements of Federated MDT Stock Trust dated April 30, 2016.

13.	Prospectus of Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund and Hancock Horizon Value Fund, each a series of The Advisors’ Inner Circle Fund II, dated May 31, 2016.
14.	Statement of Additional Information of Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund and Hancock Horizon Value Fund, each a series of The Advisors’ Inner Circle Fund II, dated May 31, 2016.
15.	Audited Financial Statements of Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund and Hancock Horizon Value Fund, each a series of The Advisors’ Inner Circle Fund II, dated January 31, 2016.
16.	Unaudited Financial Statements of Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund and Hancock Horizon Value Fund, each a series of The Advisors’ Inner Circle Fund II, dated July 31, 2016.
17.	Pro Forma Financial Information for Hancock Horizon Value Fund and Federated MDT Stock Trust Reorganization.[1]

INFORMATION INCORPORATED BY REFERENCE

Federated Total Return Bond Fund,
Federated Kaufmann Large Cap Fund,
Federated MDT Stock Trust,
Hancock Horizon Core Bond Fund,
Hancock Horizon Growth Fund,

and

Hancock Horizon Value Fund

The Prospectus of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated January 31, 2016, is incorporated by reference to Federated Total Return Series, Inc. Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A (File No. 811-7115), which was filed with the Securities and Exchange Commission on or about January 28, 2016. A copy may be obtained from Federated Total Return Series, Inc. at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The Statement of Additional Information of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated January 31, 2016, is incorporated by reference to Federated Total Return Series, Inc. Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A (File No. 811-7115), which was filed with the Securities and Exchange Commission on or about January 28, 2016. A copy may be obtained from Federated Total Return Series, Inc. at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The audited financial statements of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated November 30, 2015, are incorporated by reference to the Annual Report to shareholders of Federated Total Return Bond Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 28, 2016. A copy may be obtained from Federated Total Return Series, Inc. at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The unaudited financial statements of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated May 31, 2016, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Total Return Bond Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 29, 2016. A copy may be obtained from Federated Total Return Series, Inc. at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The Prospectus of Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity
Funds, dated December 31, 2015, is incorporated by reference to Federated Equity Funds Post-Effective Amendment No. 167 to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about December 29, 2015. A copy may be obtained from Federated Equity Funds at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The Statement of Additional Information of Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, dated December 31, 2015, is incorporated by reference to Federated Equity Funds Post-Effective Amendment No. 167 to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about December 29, 2015. A copy may be obtained from Federated Equity Funds at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The audited financial statements of Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, dated October 31, 2015, are incorporated by reference to the Annual Report to shareholders of Federated Kaufmann Large Cap Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 29, 2015. A copy may be obtained from Federated Equity Funds at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The unaudited financial statements of Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, dated April 30, 2016 are incorporated by reference to the Semi-Annual Report to shareholders of Federated Kaufmann Large Cap Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 29, 2016. A copy may be obtained from Federated Equity Funds at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The Prospectus of Federated MDT Stock Trust, dated December 31, 2015, is incorporated by reference to Federated MDT Stock Trust Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A (File No. 811-3385), which was filed with the Securities and Exchange Commission on or about December 28, 2015. A copy may be obtained from Federated MDT Stock Trust at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The Statement of Additional Information of Federated MDT Stock Trust, dated December 31, 2015, is incorporated by reference to Federated MDT Stock Trust Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A (File No. 811-3385), which was filed with the Securities and Exchange Commission on or about December 28, 2015. A copy may be obtained from Federated MDT Stock Trust at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The audited financial statements of Federated MDT Stock Trust dated October 31, 2015, are incorporated by reference to the Annual Report to shareholders of Federated MDT Stock Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 28, 2015. A copy may be obtained from Federated MDT Stock Trust at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The unaudited financial statements of Federated MDT Stock Trust dated April 30, 2016 are incorporated by reference to the Semi-Annual Report to shareholders of Federated MDT Stock Trust which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 27, 2016. A copy may be obtained from Federated MDT Stock Trust at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The Prospectus of Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund, and Hancock Horizon Value Fund, dated May 31, 2016, is incorporated by reference to The Advisors’ Inner Circle Fund II Post-Effective Amendment No. 207 to its Registration Statement on Form N-1A (File No. 811-07102), which was filed with the Securities and Exchange Commission on May 27, 2016. A copy may be obtained from Hancock Horizon Funds at Hancock Horizon Funds, 2285 Lakeshore Drive, Information Technology Center, Building #4, New Orleans, LA 70122 or by calling 1-888-422-2654.

The Statement of Additional Information of Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund, and Hancock Horizon Value Fund, dated May 31, 2016, is incorporated by reference to The Advisors’ Inner Circle Fund II Post-Effective Amendment No. 207 to its Registration Statement on Form N-1A (File No. 811-07102), which was filed with the Securities and Exchange Commission on May 27, 2016. A copy may be obtained from Hancock Horizon Funds at Hancock Horizon Funds, 2285 Lakeshore Drive, Information Technology Center, Building #4, New Orleans, LA 70122 or by calling 1-888-422-2654.

The audited financial statements of Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund, and Hancock Horizon Value Fund, dated January 31, 2016, are incorporated by reference to the Annual Report to shareholders of Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund, and Hancock Horizon Value Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on April 8, 2016. No other parts of this Annual Report are incorporated herein by reference. A copy may be obtained from Hancock Horizon Funds at Hancock Horizon Funds, 2285 Lakeshore Drive, Information Technology Center, Building #4, New Orleans, LA 70122 or by calling 1-888-422-2654.

The unaudited financial statements of Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund, and Hancock Horizon Value Fund, dated July 31, 2016, are incorporated by reference to the Semi-Annual Report to shareholders of Hancock Horizon Core Bond Fund, Hancock Horizon Growth Fund, and Hancock Horizon Value Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on October 7, 2016. No other parts of this Semi-Annual Report are incorporated herein by reference. A copy may be obtained from Hancock Horizon Funds at Hancock Horizon Funds, 2285 Lakeshore Drive, Information Technology Center, Building #4, New Orleans, LA 70122 or by calling 1-888-422-2654.

PRO FORMA FINANCIAL INFORMATION
Federated MDT Stock Trust

and

Hancock Horizon Value Fund

Hancock Horizon Value Fund, a series of the Advisors’ Inner Circle Fund II, and Federated MDT Stock Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end diversified management investment companies. Hancock Horizon Value Fund is advised by Horizon Advisers and Federated MDT Stock Trust is advised by Federated MDTA LLC.

The unaudited Pro Forma information provided herein should be read in conjunction with the historical financial statements of Hancock Horizon Value Fund (included in the Hancock Horizon Family of Funds Annual Report for the fiscal year ended January 31, 2016 and the Semi-Annual Report for the six months ended July 31, 2016) and Federated MDT Stock Trust’s Annual Report for the fiscal year ended October 31, 2015 and Semi-Annual Report for the six months ended April 30, 2016, which are on file with the SEC and are available at no charge. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information set forth below for the twelve months ended April 30, 2016 is intended to present ratios and supplemental data as if the Reorganization of the Hancock Horizon Value Fund into the Federated MDT Stock Trust had been consummated on May 1, 2015. The Reorganization is intended to consolidate the Hancock Horizon Value Fund with a fund with generally similar investment objectives, investment strategies and risks. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

The Federated MDT Stock Trust offers four classes of shares: Class A Shares, Institutional Shares, Service Shares and Class R6 Shares. The Hancock Horizon Value Fund currently offers Investor Class Shares, Class C Shares and Institutional Class Shares. The Reorganization provides for the proposed exchange of assets of Investor Class and Class C Shares of Hancock Horizon Value Fund for Service Shares of Federated MDT Stock Trust, and Institutional Class Shares of Hancock Horizon Value Fund for Institutional Shares of Federated MDT Stock Trust. Under GAAP, Federated MDT Stock Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. No gain or loss will be recognized by the Hancock Horizon Value Fund or its shareholders as a result of the Reorganization.

The Funds will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Agreement and Plan of Reorganization and discussed in the Prospectus/Proxy Statement pertaining to the Reorganization. Federated MDTA LLC and/or Horizon Advisers, or their affiliates, will bear certain expenses associated with the Funds participation in the Reorganization, provided however that Federated MDT Stock Trust shall bear expenses associated with the qualification of fund shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Prospectus/Proxy Statement and this Statement of Additional Information; (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the Prospectus/Proxy Statement and this Statement of Additional Information; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Internal Revenue Code (the “Code”).

Portfolio Valuation

In calculating its net asset value (NAV), the Federated MDT Stock Trust generally values investments as follows:

▪	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
▪	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated MDT Stock Trust’s Board of Trustees (the “Trustees”).
▪	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
▪	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
▪	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
▪	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if Federated MDT Stock Trust cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in Federated MDT Stock Trust's valuation policies and procedures, Federated MDT Stock Trust uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that Federated MDT Stock Trust could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which Federated MDT Stock Trust determines its NAV per share.

Fair Valuation and Significant Events Procedures

The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of Federated MDT Stock Trust, the Federated Fund’s Adviser and certain of the Federated Fund’s Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Federated Fund’s Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). Federated MDT Stock Trust normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. Federated MDT Stock Trust normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Federated Fund’s Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

▪	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
▪	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
▪	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Federated Fund’s Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, Federated MDT Stock Trust may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, Federated MDT Stock Trust will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.

Pro Forma Adjustments

As of April 30, 2016, the Hancock Horizon Value Fund’s net assets amounted to approximately $155 million and the Federated MDT Stock Trust’s net assets amounted to approximately $567 million. The expected net assets of the combined Fund, had the Reorganization been consummated on May 1, 2015, are approximately $722 million.

The Hancock Horizon Value Fund and Federated MDT Stock Trust pay investment advisory fees to the Hancock Horizon Fund’s Adviser and the Federated Fund’s Adviser, respectively, equal to the annual percentages of average daily net assets, as shown in the following tables:

Hancock Horizon Value Fund’s Average Daily Net Assets	Gross Advisory Fee (annual rate)
Up to $500 million	0.80%
On the next $500 million to $1 billion	0.75%
On excess of $1 billion	0.70%

Federated MDT Stock Trust’s Average Daily Net Assets	Gross Advisory Fee (annual rate)
Up to $500 million	0.750%
On the next $500 million to $1 billion	0.675%
On the next $500 million to $1.5 billion	0.600%
On the next $500 million to $2 billion	0.525%
On excess of $2 billion	0.400%

At April 30, 2016, Hancock Horizon Value Fund and Federated MDT Stock Trust paid investment advisory fees computed at the annual rate of 0.80% and 0.75%, respectively, as a percentage of average daily net assets.

On a pro forma basis, for the twelve months ended April 30, 2016, the proposed Reorganization of the Federated MDT Stock Trust and the Hancock Horizon Value Fund would have resulted in a decrease in gross operating expense of approximately $285,000, the most significant of which is a decrease in management fees of approximately $205,000. As reflected in the table above, as the asset level of Federated MDT Stock Trust increases, the management fee rate decreases. On a proforma basis, the combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain contractual expense caps. With respect to the Federated MDT Stock Trust, under the investment advisory contract, the Federated Fund’s Adviser is required to reimburse/waive the amount, limited to the amount of the advisory fee, by which Federated MDT Stock Trust’s aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying Federated MDT Stock Trust and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses, exceed (after voluntary waivers and reimbursements) 1.00% of Federated MDT Stock Trust’s average daily net assets. Shareholders must approve any changes to this contractual waiver/reimbursement. Additionally, the Federated Fund’s Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses, expenses allocated from affiliated partnerships and proxy-related expenses paid by Federated MDT Stock Trust, if any) paid by Federated MDT Stock Trust’s Class A Shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.98%, 0.76%, 0.98% and 0.69% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2017 (July 1, 2017 for the Class R6 Shares); or (b) the date of Federated MDT Stock Trust’s next effective Prospectus. If this Reorganization is approved, the Termination Date will be extended to February 1, 2018. While the Federated Fund’s Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Tax Status

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code (the “Code”). After the acquisition, Federated MDT Stock Trust intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. In addition, Hancock Horizon Value Fund will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The cost of investments for the Funds is not significantly different for both financial accounting and federal income tax purposes. Differences are mainly the result of wash sales.

Capital Loss Carryforwards

As of April 30, 2016, neither the Hancock Horizon Value Fund nor Federated MDT Stock Trust have any capital loss carryforwards available to offset future net realized capital gains.

FEDERATED TOTAL RETURN BOND FUND,
a portfolio of FEDERATED TOTAL RETURN SERIES, INC.

Investment Adviser, Administrator and Distributor
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

FEDERATED KAUFMANN LARGE CAP FUND,
A portfolio of FEDERATED EQUITY FUNDS

Investment Adviser, Administrator and Distributor
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

FEDERATED MDT STOCK TRUST

Investment Adviser

125 High Street

Oliver Tower, 21st Floor

Boston, Massachusetts 02110

Administrator and Distributor
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

HANCOCK HORIZON CORE BOND FUND,
HANCOCK HORIZON GROWTH FUND,
HANCOCK HORIZON VALUE FUND,
series of THE ADVISORS’ INNER CIRCLE FUND II

Investment Adviser
2285 Lakeshore Drive, Information Technology Center,
Building #4
New Orleans, Louisiana 70122

Administrator and Distributor
One Freedom Valley Drive
Oaks, Pennsylvania 19456

[1] Pro forma financial information is not included for the Hancock Horizon Core Bond Fund-Federated Total Return Bond Fund and Hancock Horizon Growth Fund-Federated Kaufmann Large Cap Fund Reorganizations as such information need not be prepared because the net asset value of each applicable Hancock Horizon Fund being acquired does not exceed 10% of the respective Federated Fund’s net asset value.

Item 15. Indemnification

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

(1)
1.1	Conformed copy of the Amended and Restated Declaration of Trust of the Registrant;	(18)
1.2	Conformed copy of Amendment No. 4 to the Amended and Restated Declaration of Trust dated May 19, 2000;	(18)
1.3	Conformed copy of Amendment No. 5 to the Amended and Restated Declaration of Trust dated May 19, 2000.	(28)
1.4	Conformed copy of Amendment No. 6 to the Amended and Restated Declaration of Trust dated May 19, 2000;	(29)
1.5	Conformed copy of Amendment No. 7 to the Amended and Restated Declaration of Trust dated May 19, 2000;	(32)
1.6	Conformed copy of Amendment No. 8 to the Amended and Restated Declaration of Trust dated May 19, 2000;	(35)

(2)
2.1	Copy of the Amended and Restated By-Laws of the Registrant;	(17)
2.2	Copy of Amendment Nos. 6-8 to the By-Laws of the Registrant;	(17)
2.3	Copy of Amendment No. 9 to the By Laws of the Registrant;	(20)
2.4	Copy of Amendment No. 10 to the By-Laws of the Registrant;	(21)
2.5	Copy of Amendment No. 11 to the By-Laws of the Registrant;	(23)
2.6	Copy of Amendment No. 12 to the By-Laws of the Registrant;	(23)
2.7	Copy of Amendment No. 13 to the By-Laws of the Registrant;	(24)

(3)
3.1	Not Applicable

(4)
4.1	Form of Agreement and Plan of Reorganization is filed herein as Annex A to the Prospectus/Information Statement	(+)

(5)
5.1	Not Applicable

(6)
6.1	Conformed copy of Investment Advisory Contract of the Registrant;	(13)
6.2	Conformed copy of Amendment to Investment Advisory Contract dated June 1, 2001;	(19)
6.3	Conformed copy of Assignment of Investment Advisory Agreement dated January 1, 2004;	(22)
6.4	Conformed copy of Assignment of Investment Advisory Agreement dated April 1, 2009	(26)
6.5	Conformed copy of Investment Advisory Agreement dated April 1, 2009	(26)
6.6	Conformed copy of Investment Advisory Agreement dated April 1, 2009	(32)

(7)
7.1	Conformed copy of the Distributor's Contract;	(13)
7.2	Conformed copy of Amendment to Distributor’s Contract dated June 1, 2001;	(19)
7.3	Conformed copy of Amendment to Distributor’s Contracts dated October 1, 2003;	(21)
7.4	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24,1995. (File Number 33-38550 and 811-6269).
7.5	Conformed copy of amended and restated Distributor’s Contract dated January 29, 2010.	(28)
7.6	Conformed copy of Exhibit B to the Distributor’s Contract.	(32)

(8)	Not applicable

(9)
9.1	Conformed copy of the Custodian Agreement of the Registrant;	(12)
9.2	Conformed copy of Custodian Fee Schedule;	(15)
9.3	The Registrant hereby incorporates the conformed copy of the Custody Agreement and Fund Accounting Agreement for the Bank of New York from Item 26 (g)(5) of the Money Market Obligations Trust Registration Statement on Form N-1A, filed with the Commission on December 17, 2007 (File Nos. 33-31602 and 811-5950);
9.4	Conformed Copy of the Second Amendment to the Custody Agreement for the Bank of New York Mellon;	(25)
9.5	Conformed Copy of the Fourth Amendment to the Custody Agreement for the Bank of New York Mellon;	(27)
9.6	Conformed Copy of the Eighth, Ninth and Tenth Amendment to the Custody Agreement for the Bank of New York Mellon;	(29)

(10)
10.1	Conformed copy of Distribution Plan of the Registrant;	(32)
10.2	Copy of Institutional Shares and Institutional Service Shares Exhibits to the Multiple Class Plan;	(28)
10.3	Copy of Institutional Shares and Institutional Service Shares Exhibits to the Multiple Class Plan;	(29)
10.4	Copy of Class A Shares Exhibit to the Multiple Class Plan;	(32)
10.5	Copy of Class A Shares Exhibit to the Multiple Class Plan:	(33)
10.6	Copy of Institutional Shares Exhibit to the Multiple Class Plan	(33)
10.7	Copy of Class R6 Shares Exhibit to the Multiple Class Plan	(34)

(11)
11.1	Form of the Opinion and Consent of Counsel as to legality of shares being registered;	(+)

(12)
12.1	Form of Opinion regarding tax consequences of the Reorganization	(+)

(13)
13.1	Conformed Copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Shareholder Transfer Agency Services and Custody Services Procurement;	(17)
13.2	The responses described in Item 23(e)(iv) are hereby incorporated by reference.
13.3	The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement form Item 12(h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
13.4	The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
13.5	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/2004, from Item (h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 & 811-5843);
13.6	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 23(h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
13.7	The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/2004, form Item (h)(viii) of The Cash Trust Series, Inc. Registration Statement on Form N-1A filed with the Commission on July 29, 2004. (File Nos. 33-29838 & 811-5843)
13.8	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
13.9	Conformed copy of Transfer Agency and Service Agreement between the Federated Funds Listed on Exhibit A Hereto and State Street Bank and Trust Company;	(23)
13.10	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843);
13.11	Conformed copy of the third amendment to the Fund Accounting Agreement with Bank of New York Mellon	(27)
13.12	Conformed copy of amended and restated Agreement for Administrative Services dated September 1, 2012.	(30)
13.13	Conformed copy of Compliance Support Services Addendum to the Fund Accounting Agreement with Bank of New York Mellon.	(30)
13.14	Conformed copy of the First Amendment to the Amended and Restated Agreement for Administrative Services dated September 1, 2012.	(31)

(14)
14.1	Conformed copy of Consent of Registrant’s Independent Registered Public Accounting Firm (Federated MDT Stock Trust)	(+)
14.2	Conformed copy of Consent of Independent Registered Public Accounting Firm (Hancock Horizon Value Fund)	(+)

(15)	Not Applicable

(16)
16.1	Conformed copy of Unanimous Consent of Trustees	(+)
16.2	Conformed copy of Power of Attorney of the Registrant	(+)

(17)
17.1	Form of Ballot	(+)

+	Exhibit is being filed electronically

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 2-75756 and 811-3385.)
8	PEA No. 11 filed on December 22, 1988.
12	PEA No. 23 filed on December 27, 1994.
13	PEA No. 25 filed on December 21, 1995.
15	PEA No. 28 filed on October 24, 1997.
17	PEA No. 30 filed on October 30, 1998.
18	PEA No. 33 filed on December 27, 2000.
19	PEA No. 34 filed on December 21, 2001.
20	PEA No. 35 filed on December 24, 2002.
21	PEA No. 36 filed on December 30, 2003.
22	PEA No. 37 filed on October 15, 2004.
23	PEA No. 38 filed on December 29, 2005.
24	PEA No. 40 filed on December 29, 2006.
25	PEA No. 43 filed on December 29, 2008.
26	PEA No. 44 filed on November 17, 2009
27	PEA No. 45 filed on January 28, 2010
28	PEA No. 46 filed on December 29, 2010
29	PEA No. 47 filed on December 29, 2011
30	PEA No. 49 filed on December 27, 2012
31	PEA No. 51 filed on December 27, 2013
32	PEA No. 55 filed on December 29, 2014
33	PEA No. 57 filed on December 28, 2015
34	PEA No. 59 filed on April 13, 2016
35	PEA No. 60 filed on June 23, 2016

Item 17 Undertakings:

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, FEDERATED MDT STOCK TRUST, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 18th day of November, 2016.

FEDERATED MDT STOCK TRUST
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	November 18, 2016
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Thomas R. Donahue*	Trustee
Lori A. Hensler*	Treasurer (Principal Financial Officer)
G. Thomas Hough*	Trustee
Maureen Lally-Green *	Trustee
John T. Collins*	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
Thomas M. Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney